                              [LOGO APPEARS HERE]

                                Heartland Funds
                          ---------------------------
                          AMERICA'S VALUE INVESTOR(/./)



                                 Value Report

                               December 31, 1999

                           Notes on value investing
                               for investors in
                                Heartland Funds

                                Annual Report
                               to Shareholders

                                  Value Fund

                                Value Plus Fund

                               Select Value Fund

                                Government Fund

Value Report

[WILLIAM J. NASGOVITZ PHOTO APPEARS HERE]

Dear Fellow Investor

Never has Charles Dickens been so popular among value investors. His oft quoted introduction to the book, Tale of Two Cities, has been used extensively in this
                          ------------------
narrow, two-tier market favoring high flying technology and internet companies. However, for those who have not seen it, we must admit that it captures the essence of the market in 1999 - "It was the best of times, it was the worst of times, it was the age of wisdom, it was the age of foolishness, it was the epoch of belief, it was the epoch of incredulity."

To quote Barton Biggs, Global Strategist for Morgan Stanley Dean Witter, "The technology, internet and telecommunications craze has gone parabolic in what is one of the great, if not the greatest, manias of all time." The history of manias is that they are often based upon revolutionary developments (such as the Internet changing the way that people and businesses operate and communicate) that profoundly impact society. However, in the rush of ebullient enthusiasm that abounds, a bubble is built that, at least historically, has always burst resulting in massive wealth destruction.

As value investors, we have been somewhat incredulous about the market in 1999. We have been amazed by the soaring valuations of technology and internet stocks, and equally astonished at the dearth of interest in quality value stocks. Given the difficult market for low P/E stocks, in particular small caps, we believe that our performance was quite competitive as you will find in reviewing the specific Fund discussions found on the following pages.

With this backdrop, we think there has never been a better time for investors who desire equity exposure to consider value stocks.

Why is this you might wonder?

Well, the disparity in returns between growth and value stocks is striking. For example, the Russell 2000 Growth Index, an index measuring the performance of small growth stocks, returned 43.09% for the year ended 1999 while the Russell 2000 Value Index, an index measuring the performance of small value stocks, was actually DOWN 1.49%. We believe that this disparity is unsustainable and we feel that the stage is being set for potential stellar performance for value stocks over the next several years if history repeats itself. As the accompanying chart illustrates, the markets have historically moved in cycles with value and growth investing alternating leadership over periods of time. Most recently, growth investing has experienced an extended period of out-performance. We believe that the time is ripe for a reversal in leadership.

                                                                    VALUE REPORT

What could be the catalysts?

First -- relative valuations. Small cap value stocks are trading at 30-year lows relative to large cap stocks based on price/earnings, price-to-book and price/earnings to growth rates. We think that investors will again pursue the excellent opportunities that we find existing within this area of the market.

Second -- absolute valuations. Today's stock market is offering a multitude of large and small companies trading at less than 10 times estimated earnings and below book value. We find ourselves in a bargain hunter's dreamland!

Third -- strategic investor interest in value stocks. Last year, 44 of our portfolio companies received buy-out offers with most at significant premiums to their public market price. We would not be surprised to see a continuation of this trend in the year 2000, as strategic investors seek to invest in thriving businesses selling at compelling valuations. Indeed, the past year has been challenging for value investors with extremely high investor expectations and valuations in "glamour" stocks contrasted with extreme pessimism and neglect in the rest of the stock market. This has led to unprecedented divergence that to us represents outstanding capital gains potential in quality, low P/E stocks.

For the patient and prudent investor, we believe that now is the time to overweight portfolios in value stocks.

Sincerely,

/s/ Bill Nasgovitz

William J. Nasgovitz

Based on the S&P 500/BARRA Value and Growth indexes, which divide the S&P 500 into a value index and growth index based on price/book ratios. Each S&P company is included in either the growth or value index and are rebalanced as needed. Past performance does not guarantee future results. The performance information presented is not intended to be indicative of any Heartland fund or product.
Source: Standard & Poor's

               Value & Growth Have Historically Rotated in Style
                    Has Value Reached an Inflection Point?


[GRAPH]

S&P Value Less S&P Growth: One-Year Rolling Return Difference
-------------------------------------------------------------
'80                       0.1574
                          0.0874
                         -0.0458
                          0.1625
                          0.1305
                         -0.1023
                         -0.3762
                         -0.2968
                          -0.665
                         -0.7952
                         -1.3142
                         -1.0776
'81                      -0.6357
                         -0.8032
                         -0.6045
                         -0.5069
                         -0.4948
                         -0.2778
                         -0.3229
                         -0.2024
                          0.2658
                          0.3142
                          1.0368
                          0.8095
'82                       0.3774
                           0.761
                           0.829
                          0.2708
                          0.2626
                          0.1381
                          0.2411
                          0.2706
                           -0.01
                          0.2158
                         -0.0007
                         -0.0797
'83                        0.166
                         -0.1696
                         -0.2766
                          0.0717
                          0.1198
                         -0.1848
                          0.2026
                          0.3845
                          0.3976
                          0.5358
                          0.7316
                          0.8612
'84                       1.1141
                          1.3302
                          1.2137
                          1.1001
                          0.9768
                          1.1409
                          0.7649
                          0.5765
                          0.9133
                          0.6612
                          0.7349
                           0.648
'85                       0.1375
                         -0.0333
                          0.0838
                           0.275
                          0.2239
                           0.313
                          0.4658
                          0.3882
                          0.2017
                          0.3787
                         -0.0408
                         -0.2714
'86                        -0.07
                         -0.0508
                         -0.1673
                         -0.6201
                         -0.5257
                         -0.4966
                         -0.3517
                         -0.0166
                            0.24
                          0.0599
                          0.3043
                          0.4918
'87                       0.3133
                         -0.1358
                          0.0199
                          0.3174
                          0.2799
                          0.3008
                          0.0509
                         -0.4342
                         -0.6942
                         -0.3667
                         -0.2002
                         -0.3292
'88                       0.0868
                          0.5234
                          0.5857
                          0.5751
                          0.6727
                            0.63
                          0.7667
                          0.9068
                          0.7858
                          0.6542
                          0.6134
                          0.6974
'89                       0.3257
                            0.38
                          0.2767
                          0.1884
                          0.0692
                          0.1542
                         -0.2216
                           -0.25
                         -0.3041
                         -0.5157
                         -0.7766
                         -0.6816
'90                      -0.5607
                         -0.4824
                         -0.7623
                         -0.8591
                         -1.0973
                         -1.3132
                         -0.9283
                         -0.9498
                         -0.7957
                         -0.8248
                         -0.5732
                         -0.6441
'91                      -0.7299
                         -0.9532
                         -0.9591
                         -0.7291
                         -0.3667
                         -0.2476
                         -0.4212
                         -0.5985
                         -0.5476
                         -0.3545
                         -0.6725
                         -1.0609
'92                      -0.8159
                         -0.5934
                         -0.2916
                         -0.0551
                         -0.1792
                         -0.0091
                          0.0364
                          0.0327
                          -0.069
                         -0.2805
                          -0.139
'93                       0.4218
                          0.4493
                          0.6843
                          0.7342
                          0.7668
                          0.6676
                          0.7444
                          1.0938
                          1.2625
                          1.3937
                            1.32
                          1.2875
'94                       1.2753
                          1.1648
                          0.6573
                          0.5873
                          0.3748
                          0.5187
                          0.2843
                          0.0256
                         -0.2068
                         -0.5053
                         -0.2525
                         -0.1736
                         -0.2982
'95                      -0.4888
                         -0.3383
                         -0.4122
                          -0.493
                         -0.4233
                         -0.6255
                         -0.6199
                         -0.3135
                         -0.2609
                         -0.4447
                         -0.2439
                         -0.0665
'96                      -0.1538
                         -0.1501
                          0.1115
                         -0.0229
                         -0.2767
                         -0.1651
                         -0.1542
                         -0.1444
                         -0.2447
                          0.0532
                         -0.0684
                          -0.149
'97                       -0.349
                         -0.3599
                         -0.4793
                         -0.7623
                          -0.552
                         -0.5123
                         -0.5378
                          -0.467
                         -0.1819
                         -0.3392
                         -0.4883
                         -0.4621
'98                      -0.5764
                         -0.5212
                          -0.641
                         -0.2522
                         -0.2314
                         -0.6578
                         -0.8403
                         -1.2737
                         -1.3882
                         -1.3787
                         -1.3747
                         -1.7985
'99                      -1.7566
                         -1.6552
                         -1.7973
                         -1.0919
                          -1.046
                         -0.7921
                         -0.6096
                         -0.6804
                         -0.8133
                         -1.1473
                         -1.8544
                         -2.7261
'00

Value Report

Heartland Value Fund

[WILLIAM J. NASGOVITZ PHOTO APPEARS HERE]

[ERIC J. MILLER, PHOTO APPEARS HERE]

"In our 38 years of combined investment experience, we believe there has never been a better time for equity investors to consider small cap value stocks."

In 1999, the Heartland Value Fund, with a total return of 25.01%, significantly outperformed both the Russell 2000 (21.26%) and Russell 2000 Value (-1.49%) indices. In fourth quarter 1999, the Fund performed exceedingly well, returning 20.96% compared to the indices' 18.44% and 1.53% gains, respectively. Over the long-term, the Fund's relative peer rankings have also been strong as indicated by the following table:

Lipper Inc.         Time Period    Percentile Ranking of Returns
-------------------------------------------------------------------------------
                    1-year         top 11th percentile out of 312 funds
-------------------------------------------------------------------------------
                    5-year         top 29th percentile out of 103 funds
-------------------------------------------------------------------------------
                    10-year        top 8th percentile out of 25 funds
-------------------------------------------------------------------------------
(Based on total returns for the Small-Cap Value Category as of 12/31/99)

Morningstar, Inc.   Time Period    Percentile Ranking of Returns
-------------------------------------------------------------------------------
                    1-year         top 10th percentile out of 229 funds
-------------------------------------------------------------------------------
                    5-year         top 19th percentile out of 75 funds
-------------------------------------------------------------------------------
                    10-year        top 4th percentile out of 24 funds
-------------------------------------------------------------------------------
                    15-year        top 1st percentile out of 9 funds
-------------------------------------------------------------------------------
(Based on total returns for the Small Value Category as of 12/31/99)

For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 10.

The Fund's technology investments performed exceptionally well in the fourth quarter and for the year. Our healthcare holdings had a good fourth quarter and finished the year with respectable gains. Overall, 6 of the fund's top 10 holdings were up over 30% for the fourth quarter. After big gains in the first three quarters, our energy investments declined substantially. With demand for oil still strong and the OPEC nations doing a good job living within their production quotas, we believe energy stocks are just catching their breath before making another run.

We are pleased at having outperformed the Russell 2000 and Russell 2000 Value Indices this year, as well as exceeding the 21.04% return of the S&P 500 index. Yet we are surprised that in this market, investors seem to be abandoning or ignoring high quality small companies with established business models and real earnings in favor of overvalued, growth stocks. For example, some Internet start-ups may be nothing more than a good-sounding idea with a speculative business plan. We see the "smart money" continuing to invest aggressively in the small cap value arena. This year, 33 of the Value Fund's portfolio holdings were acquired by other companies, most at very attractive premiums to market price. Over the longer term, we think investors will be best served with patience, and a portfolio of established business bargains.

For the Long Run Peabody, Massachusetts based Saucony/1/ makes premium running shoes. The company's sales have been running at a 47% annual growth rate, and in the last year, gross profit margins have expanded to 38%. Earnings are on the fast track with a record $1.57 per share posted for 1999, sprinting to an estimated $1.90 for this year. Yet the stock is trading at just 5 times this year's estimated earnings. Clearly, investors haven't made Saucony a favorite, despite what we expect to be great operating results. Cautionary comments from the industry leader and general concern about the retail environment have kept this stock from the winner's circle. Such a situation presents an exciting opportunity for value investors -- it's an example of a company with unrecognized inherent potential. We believe the best is yet to come for Saucony, and for other value stocks on the same track.

Value Report

          Value Fund      Russell 2000     Russell 2000 Value
Dec-89         10000             10000                10000
                8291              8052                 7823
Dec-91         12383             11760                11085
               17643             13925                14314
Dec-93         20954             16554                17728
               21313             16252                17454
Dec-95         27665             20876                21948
               33471             24319                26637
Dec-97         41235             29757                35104
               36508             29000                32839
Dec-99         45639             35164                32350

                             Average Annual Total
                            Returns as of 12/31/992

25.01%        1-year

5-year        16.45%

10-year       16.39%

15-year       15.67%

Past performance is not predictive of future results. The Fund invests in small companies, which involves investment risks in addition to those presented by investments in larger companies, including the potential for greater price volatility and lower market liquidity.

The Value Fund has changed its primary benchmark index to the Russell 2000 Value Index from the Russell 2000 Index. The new index is believed to be more representative of the Fund for comparative purposes because of the value orientation of the index.

/1/ On 12/31/99, the Fund held 400,000 shares of Saucony, Inc. (Class B), valued at $5,550,000 and representing 0.46% of the Fund's net assets. Holdings subject to change.

/2/ Includes reinvestment of all dividends and capital gains distributions.

VALUE REPORT

[WILLIAM J. NASGOVITZ
PHOTO APPEARS HERE]

William J. Nasgovitz
Portfolio Co-Manager

[PATRICK J. RETZER,
PHOTO APPEARS HERE]

Patrick J. Retzer, CPA
Portfolio Co-Manager

"Is value investing dead? We don't think so. Over the long term, buying high quality companies at discounted valuations has been one of the most effective methods of generating superior returns."

Heartland Value Plus Fund

For the Heartland Value Plus Fund, 1999 was a year of varied results. Our 1.67% return outperformed the Russell 2000 Value Index's 1.49 loss, but lagged the Russell 2000's 21.26% gain. We showed considerable progress in the fourth quarter, however, as the Value Plus Fund returned 8.22% compared to the indices' 1.53% and 18.44% gains, respectively.

As a benchmark, the Russell 2000 is a "small cap" index; yet the top 50 holdings, which accounted for 58% of the index's total return in 1999, had market capitalizations of between $14 billion and $31 billion. We feel the Russell 2000 Value Index is a much more accurate benchmark for the Value Plus Fund. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 11.

In fourth quarter 1999, our healthcare and financial services holdings rebounded, producing attractive returns. In the face of rising interest rates, our utilities investments have yet to reach their potential. For the quarter and the full year, our technology stock positions posted excellent gains. Unfortunately, it was difficult to find many technology stocks that qualified as true fundamental bargains. Consequently, we were significantly under-weighted in technology relative to our market indices. Finally, our convertible securities holdings continued to drift downward as rising interest rates restrained returns.

We are heartened by the 4th quarter activity which helped the fund post a positive return for 1999. If evaluated from the perspective of portfolio companies' operating results living up to our expectations, we think we did a very respectable job. Unfortunately, good earnings and cash flow growth was largely ignored in the small cap value sector.

1999 produced one of the greatest disparities between small cap value indexes and small cap growth indexes in history and was the third year in a row that value lagged growth. Is value investing dead? We don't think so. Over the long term, buying high quality companies at discounted valuations has been one of the most effective methods of generating superior returns.

                                                                    VALUE REPORT

Structurally Sound

Value investors love quality technology stocks when available at an attractive discount. Structural Dynamics Research Corp. (SDRC)/1/, a mechanical computer aided design (MCAD) software company, is a good example. Beginning in third quarter 1999, software industry sales slumped as customers focused on making sure their current programs were Y2K compliant rather than buying new software. In addition, SDRC's costs increased substantially as the company expanded marketing operations fivefold to introduce its new Internet enabled software. Third quarter earnings disappointed and SDRC stock was halved. Yet, SDRC has no debt and $4.06 per share in cash. It is now trading at 90% of revenues (compared to an industry average of 3.3 times sales), at 7 times cash flow, and under 12 times our 2000 earnings estimates of $1.00 per share. As such, we think Structural Dynamics stock is a structurally sound technology investment, and apparently the insiders who were buying stock in the fourth quarter agree with us. Finding this type of discounted stock, where the price is attractive relative to the potential rewards, is what value investing is all about.


[GRAPH APPEARS HERE]

Growth of $10,000 since inception

---Value Plus Fund $19,720
---Russell 2000 Value $18,500
---Russell 2000 $21,555

                 Value Plus       Russell 2000     Russell 2000 Value
10/26/93                10000            10000            10000
                        10522            10147            10138
                        10584             9877             9999
                        10153             9492             9820
                        10263            10151            10285
Dec-94                  10001             9962             9981
                        10672            10421            10351
                        11794            11398            11259
                        12507            12524            12195
Dec-95                  12441            12796            12551
                        13270            13448            13101
                        14374            14121            13637
                        14983            14169            13840
Dec-96                  16646            14905            15233
                        17219            14135            15195
                        18408            16426            17488
                        21257            18870            19742
Dec-97                  21740            18238            20074
                        22622            20073            21750
                        21597            19137            20965
                        18736            15282            17217
Dec-98                  19396            17774            18779
                        17831            16812            16959
                        21165            19427            19766
                        18222            18199            18220
Dec-99                  19720            21555            18500

    Average Annual Total
   Returns as of 12/31/99/2/

1.67%    14.54%       11.62%
1-year   5-year    since inception
                      (10/26/93)

Past performance is not predictive of future results. The Fund invests in small companies, which involves investment risks in addition to those presented by investments in larger companies, including the potential for greater price volatility and lower market liquidity.

The Value Plus Fund has changed its primary benchmark index to the Russell 2000 Value Index from the Russell 2000 Index. The new index is believed to be more representative of the Fund for comparative purposes because of the value orientation of the index.

/1/ On 12/31/99, the Fund held 202,600 shares of Structural Dynamics Research
    Corporation, valued at $2,583,150 and representing 2.97% of the Fund's net assets. Holdings subject to change.

/2/ Includes reinvestment of all dividends and capital gains distributions.

VALUE REPORT

[M. GERARD SANDEL
PHOTO APPEARS HERE]

M. Gerard Sandel, CFA
Lead Portfolio Manager

[WILLIAM J. NASGOVITZ
PHOTO APPEARS HERE]

William J. Nasgovitz
Portfolio Co-Manager

[ERIC J. MILLER
PHOTO APPEARS HERE]

Eric J. Miller, CMA
Portfolio Co-Manager

"....as a multi-cap fund, we are now free to invest in the very best stocks we can find in the large, mid, and small-cap arenas."

Heartland Select Value Fund
(Formerly the Heartland Large Cap Value Fund)

1999 was a year of change for the Select Value Fund. M. Gerard Sandel took over as lead portfolio manager in mid-September and has repositioned the portfolio substantially. We feel this reorganization will better position the Fund to more effectively compete against its benchmark indices. The Heartland Select Value Fund returned 1.95% in 1999 compared to the S&P Barra Midcap Value Index's 2.33% gain and the S&P 500 Index's 21.04% gain. In fourth quarter 1999, the Fund returned 4.93% compared to the 7.28% and 14.88% returns of the respective indices. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 12.

As a part of the repositioning of the Fund, we have added more large cap stocks, altered industry group weightings to get more in line with our new market index (S&P Barra Midcap Value Index), and increased the number of total holdings to become more diversified. Also, as a multi-cap fund, we are now free to invest in the very best stocks we can find in the large, mid, and small-cap arenas. We believe this investment flexibility will improve returns in the years ahead and provide investors with a solid core value portfolio holding.

For value investors across the market capitalization spectrum, 1999 was another extremely challenging year. Fundamentals did not seem to matter. Most of our portfolio companies met or exceeded our earnings and cash flow projections, but continued to languish, as investors abandoned solid value opportunities to jump on the growth stock bandwagon.

On a positive note, our repositioning showed some good signs in the 4th quarter. For example, our hospital management company investments performed exceptionally well as the federal government will seek to return an estimated $15 billion in reimbursement allowances over the next five years. With American consumers continuing to spend liberally, our consumer stock holdings also posted good gains. Not surprisingly, the Fund's technology investments provided generous returns throughout the year. We intend to grow our technology exposure once we identify more undiscovered and/or out-of-favor tech stock bargains.

                                                                    VALUE REPORT

Portfolio disappointments for the quarter include energy stocks, which retreated after very strong performance in the first three quarters, and financial stocks, which continued to be hurt by rising interest rates.

If the Shoe Fits, Buy It
Wolverine World Wide/1/ is one of the largest shoe manufacturers in the world. We think it is a high-quality, well-managed company with a strong balance sheet, solid market shares in several of its shoe categories, and efficient global distribution. This year Wolverine's stock fell from around $30 to about $10, when earnings stumbled as a result of an inventory glut in its Hush Puppy line. We think the company is back on firm footing, and we are forecasting 15% annual earnings growth over the next several years. Now trading at around 9 times earnings, we think Wolverine is an outstanding bargain. It is through exhaustive research that we uncover companies like Wolverine, whose potential bounceback becomes a great value opportunity for an astute investor.

[GRAPH APPEARS HERE]

Growth of $10,000 since inception
inception date 10/11/96
--- Select Value $13,384
--- S&P Barra Midcap Value $15,677/2/
--- S&P 500 $22,240

                 Large Cap Value     S&P 500      S&P Barra Midcap Value
10/11/96               10000          10000               10000
12/31/96               10500          10714               10892
3/31/97                10660          11002               10890
6/30/97                12140          12923               12165
9/30/97                13270          13891               13886
12/31/97               12905          14289               14367
3/31/98                14542          16283               16078
6/30/98                13650          16821               15411
9/30/98                11468          15148               13258
12/31/98               13129          18372               15321
3/31/99                12396          19289               14087
6/30/99                14184          20649               16191
9/30/99                12756          19359               14614
12/31/99               13384          22240               15677

        Average Annual Total
     Returns as of 12/31/99/3/

1.95%     8.43%          9.48%
1-year    3-year    since inception
                       (10/11/96)

Past performance is not predictive of future results. The Fund invests in small companies, which involves investment risks in addition to those presented by investments in larger companies, including the potential for greater price volatility and lower market liquidity.

The Select Value Fund has changed its primary benchmark index to the S&P Barra Midcap Value Index from the S&P 500 Stock Index in connection with a change in its investment policies effective December 6, 1999. Prior to that date, the Fund was named the Heartland Large Cap Value Fund and was required to invest primarily in large-cap stocks. Effective December 6, 1999, the Fund invests in companies of all sizes subject to a minimum market capitalization requirement of more than $500 million. The new index is believed to be more representative of the Fund for comparative purposes.

/1/ On 12/31/99, the Fund held 23,100 shares of Wolverine World Wide, Inc., valued at $252,656 and representing 3.55% of the Fund's net assets. Holdings subject to change. /2/ For comparison purposes, the value of the S&P Barra Midcap Value Index on September 30, 1996 is used as the beginning value on October 11, 1996. /3/ Includes reinvestment of all dividends and capital gains distributions. Without fee waivers and expense reimbursements in effect, total returns would have been lower.

VALUE REPORT

[PATRICK J. RETZER
PHOTO APPEARS HERE]

Patrick J. Retzer, CPA
Portfolio Manager

"...we believe that most, if not all, of the risk is now out of the bond market and that today's higher nominal and real yields once again make government bonds a good investment."

Heartland Government Fund

In 1999, strong economic growth, higher commodities prices (particularly crude oil), rising wages, and fears of a weaker dollar combined to send bonds sharply lower this year. As a result, 1999 goes on the record books as one of the worst bear markets for bonds this century.

The Heartland Government Fund declined 3.90% in 1999 versus a 2.66% loss for the Lipper General U.S. Government Fund category and 0.41% gain for the Lehman Intermediate Term Treasury Index. In fourth quarter 1999, the Fund declined 1.92% compared to the indices' 0.61% and 0.11% losses, respectively. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 13.

The year was a challenging one for the Fund. Expecting ongoing Asian economic weakness to help slow the U.S. economy and restrain inflation, we started the year with an average portfolio duration at the high end of our 4-6 year range. With Asia recovering faster than anticipated, the U.S. economy accelerating, and inflation trending higher, this strategy did not impact the portfolio as we anticipated it would. We were also under-weighted in government agency mortgage bonds (Fannie Mae's, Ginnie Mae's, and Freddie Mac's), which rallied strongly in January/February.

In May, we reduced average portfolio duration to the low end of our range, helping performance as interest rates continued to advance through the summer and fall. Toward the end of the year, we moved to a neutral 5-year duration. In May, we also began building a much larger position in mortgages, which continued to outperform Treasuries for the balance of the year. At year-end, 80% of the portfolio was in mortgages, which continue to offer a yield advantage to Treasuries.

                                                                    VALUE REPORT

Is this the beginning of a new dawn for the bond market? The construction sector, usually a reliable leading indicator of overall economic momentum, has slowed in recent months, giving us some confidence that Gross Domestic Product
(GDP) growth will slow in the first half of year 2000. In addition, the Federal Reserve appears committed to raising short-term rates until the economy and inflation cool off. This may be viewed as good news for intermediate and long bonds. Also, a burgeoning federal budget surplus is reducing government borrowing needs and the supply of Treasury securities. When we see demand improve, government bond prices should firm rather quickly.

Finally, bonds are not a popular investment these days. That alone may be a good reason to buy them, as investing with the crowd is rarely a successful long term investment strategy. The optimum strategy for any investor is to anticipate a market recovery rather than jumping on board after the market turns. We believe this is an appropriate time for investors to make sure their portfolios have an adequate weighting in bonds.

[GRAPH APPEARS HERE]

Growth of $10,000 over last 10 years

--- Government Fund $20,856
--- Lehman Intermediate Treasury Index $19,843
--- Lipper Gen. U.S Government
    Fund Index $18,550

                 U.S. Government Securities Fund   Lehman Intermediate Treasury Index   Lipper Gen. U.S. Government Fund Index
Dec-89                                     10000                                10000                                    10000
                                           10998                                10944                                    10802
Dec-91                                     12859                                12488                                    12382
                                           14158                                13355                                    13138
Dec-93                                     16680                                14455                                    14231
                                           15072                                14199                                    13556
Dec-95                                     17935                                16245                                    15853
                                           18293                                16893                                    16195
Dec-97                                     20067                                18192                                    17671
                                           21702                                19761                                    19058
Dec-99                                     20856                                19843                                    18550


         Average Annual Total
       Returns as of 12/31/99/1/

-3.90%     6.71%    7.63%        7.52%
1-year    5-year   10-year   since inception
                                (4/9/87)

Past performance is not predictive of future results.

/1/Includes reinvestment of all dividends and capital gains distributions.
   Without fee waivers and expense reimbursements in effect, total returns would have been lower.

VALUE REPORT


Heartland Value Fund


This Fund seeks capital appreciation through investing in small company stocks selected on a value basis.

AVERAGE ANNUAL TOTAL RETURNS/1/

                         1-year    5-year    10-year   15-year
-----------------------------------------------------------------
  Value Fund             25.01%    16.45%    16.39%    15.67%
-----------------------------------------------------------------
  Russell 2000 Value     -1.49%    13.14%    12.45%    12.88%
-----------------------------------------------------------------
  Russell 2000           21.26%    16.69%    13.40%    13.24%
-----------------------------------------------------------------

FUND FACTS

Growth of $10,000                                                     Fund vs. Russell 2000 Value Index/2/
  since inception (12/28/84)..........   $88,472/1/                       Alpha.................................  1.71
Median market cap.....................   $    91 mil.                     Beta..................................  1.05
Share price...........................   $ 36.50                          R-squared.............................  0.69
Net assets............................   $   1.2 bil.                 Number of holdings........................   255


COMPARATIVE VALUATIONS

                             Value Fund   Russell 2000 Value/4/  Russell 2000/4/
--------------------------------------------------------------------------------
Price/Earnings Ratio ('00)    12.7x/3/            13.7x               22.7x
--------------------------------------------------------------------------------
Price/Book Value Ratio        1.93x               1.52x               2.72x
--------------------------------------------------------------------------------
Price/Cash Flow Ratio          8.5x                9.4x               18.8x
--------------------------------------------------------------------------------


TOP 10 HOLDINGS

InterDigital Communications Corp...........  12.55%                   MYR Group, Inc..................   1.23%
ICN Pharmaceuticals, Inc...................   5.30                    NABI............................   1.22
Presidential Life Corporation..............   1.54                    ShopKo Stores, Inc..............   1.15
Sybase, Inc................................   1.42                    Associated Banc-Corporation.....   1.15
Executone Information Systems, Inc.........   1.36                    Indus International, Inc........   1.02


All statistics are as of December 31, 1999.

Past performance in no guarantee of future results.

The Fund invests in small companies, which involve investment risks in addition to those presented by investments in larger companies, including the potential for greater price volatility and lower market liquidity.

/1/Includes reinvestment of all dividends and capital gains distributions.

/2/Based on monthly data for the 3-year period ending 12/31/99. Source:
Heartland Advisors, Inc., with data on the relevant index from Russell
Analytics.

/3/ Excluding negative earnings.

/4/ Sources: Russell Analytics, S&P Barra, and Heartland Advisors, Inc.

                                                                    VALUE REPORT


Heartland Value Plus Fund


An equity-income investment, this Fund seeks both capital appreciation and current income, by investing primarily in income-producing equity securities of smaller companies.

DECEMBER YIELD
------------------------------------------------------------------------------
   Value Plus Fund..............................................   2.49%*
------------------------------------------------------------------------------

*SEC yield annualized for the 30 days ended 12/31/99.

AVERAGE ANNUAL TOTAL RETURNS/1/                           Since inception
                              1-year         5-year         (10/26/93)
------------------------------------------------------------------------------
   Value Plus Fund            1.67%          14.54%           11.62%
------------------------------------------------------------------------------
   Russell 2000 Value        -1.49%          13.14%           10.46%
------------------------------------------------------------------------------
   Russell 2000              21.26%          16.69%           13.23%
------------------------------------------------------------------------------

FUND FACTS

Growth of $10,000                                                          Fund vs. Russell 2000 Value Index/2/
    since inception (10/26/93)............   $19,720/1/                        Alpha............................   0.41
Median market cap.........................   $    122 mil.                     Beta.............................   0.76
Share price...............................   $  13.57                          R-squared........................   0.69
Net assets................................   $  87.1  mil.                 Number of holdings...................     33


COMPARATIVE VALUATIONS

                           Value Plus Fund Russell 2000 Value/4/ Russell 2000/4/
--------------------------------------------------------------------------------
Price/Earnings Ratio ('00)      10.5x/3/        13.7x                 30.8x
--------------------------------------------------------------------------------
Price/Book Value Ratio          1.60x           1.52x                 2.72x
--------------------------------------------------------------------------------
Price/Cash Flow Ratio           8.50x            9.4x                 18.8x
--------------------------------------------------------------------------------

TOP 10 HOLDINGS

London Pacific Group Ltd. (ADR)................  10.05%               Southwestern Energy Company...........................   4.29%
ICN Pharmaceuticals, Inc.......................   6.54                Bolder Tech Corp. 9.00% Ser. AConv. Pfd Stock (144A)..   4.17
Lufkin Industries, Inc.........................   6.03                Insteel Industries, Inc...............................   4.16
Quantum Corp - DLT & Storage Systems Group.....   5.21                Sholodge, Inc. 7.50% 05/01/2004.......................   3.98
Flexsteel Industries, Inc......................   4.61                K2, Inc................................................  3.94


All statistics are as of December 31, 1999.

Past performance in no guarantee of future results.

The Fund invests in small companies, which involve investment risks in addition to those presented by investments in larger companies, including the potential for greater price volatility and lower market liquidity

/1/Includes reinvestment of all dividends and capital gains distributions. /2/Based on monthly data for the 3-year period ending 12/31/99. Source:
Heartland Advisors, Inc., with data on the relevant index from Russell Analytics. /3/ Excluding negative earnings. /4/ Sources: Russell Analytics, S&P Barra, and Heartland Advisors, Inc.

VALUE REPORT


Heartland Select Value Fund


This fund seeks long-term capital appreciation by investing in equity securities whose current market prices in Heartland Advisors' judgement are at significant discounts to their intrinsic value. Using Heartland's value-investing criteria, normally the Fund invests in common stocks of companies with market capitalizations in excess of $500 million, but it may invest in companies of all sizes.

AVERAGE ANNUAL TOTAL RETURNS/1/

                                                              Since inception
                                   1-year         3-year         (10/11/96)
------------------------------------------------------------------------------
   Select Value Fund                1.95%          8.43%            9.48%
------------------------------------------------------------------------------
   S&P Barra Midcap Value           2.33%         12.91%           14.84%
------------------------------------------------------------------------------
   S&P 500                         21.04%         27.55%           28.18%
------------------------------------------------------------------------------


FUND FACTS

Growth of $10,000                                                     Market cap segmentation
    since inception (10/11/96).......   $13,384/1/                        Small (<$2.2 billion)................    49.60%
Median market cap....................   $   2.0 bil.                      Mid ($2.2 billion - $9 billion)......    24.25%
Share price..........................   $ 11.73                           Large (> $9 billion).................    26.15%
Net assets...........................   $   7.1 mil.                  Number of holdings.......................       35

COMPARATIVE VALUATIONS

                                                       S&P Barra
                            Select Value Fund       Midcap Value/3/  S&P 500/3/
-------------------------------------------------------------------------------
Price/Earnings Ratio ('99)      13.8/2/                14.8x/2/        31.6x
-------------------------------------------------------------------------------
Price/Book Value Ratio           2.0x                   1.8x            5.5x
-------------------------------------------------------------------------------
Price/Cash Flow Ratio            8.6x                   8.0x           19.1x
-------------------------------------------------------------------------------

TOP 10 HOLDINGS

Jefferson Smurfit Group PLC (ADR).....   5.46%                             Steelcase, Inc. (Class A).............   3.46%
Liz Claiborne, Inc....................   4.49                              Union Pacific Corporation.............   3.43
Autodesk, Inc.........................   4.13                              Tenet Healthcare Corporation..........   3.40
Washington Mutual, Inc................   3.91                              Duke Energy Corporation...............   3.38
Wolverine World Wide, Inc.............   3.55                              Cooper Tire & Rubber Company..........   3.28

All statistics are as of December 31, 1999.

Past performance in no guarantee of future results.

The Fund invests in small companies, which involve investment risks in addition to those presented by investments in larger companies, including the potential for greater price volatility and lower market liquidity.

/1/ Includes reinvestment of all dividends and capital gains distributions. Without fee waivers and expense reimbursement in effect during the period, total return for the Fund would have been lower. /2/ Excluding negative earnings. /3/Sources: Russell Analytics, S&P Barra, and Heartland Advisors, Inc.

                                                                    VALUE REPORT


Heartland Government Fund

This Fund seeks a high level of current income, liquidity, and safety of principal. It invests at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by other U.S. Government sponsored entities and repurchase agreements for such securities1. Although there are no duration restrictions for the Fund or its portfolio securities, normally, the Fund seeks to maintain an average portfolio duration of three to six years.

   DECEMBER YIELD.............................................    6.33%/2/

SEC yield annualized for the 30 days ended 12/31/99.


AVERAGE ANNUAL TOTAL RETURNS/3/                                         Since
                                                                      inception
                                        1-year    5-year    10-year   (4/9/87)
-------------------------------------------------------------------------------
   Heartland
   Government Fund                      -3.90%    6.71%     7.63%       7.52%
-------------------------------------------------------------------------------
   Lehman Intermediate
   Treasury Index                        0.41%    6.92%     7.09%       7.29%
-------------------------------------------------------------------------------
   Lipper General
   U.S Gov't Fund Index                 -2.66%    6.47%     6.37%       6.52%
-------------------------------------------------------------------------------

FUND FACTS

Growth of $10,000                                                     Avg. weighted duration....................  6.11 yrs.
    since inception (4/9/87)..     $25,1783                           Avg. weighted credit quality..............        AAA
Share price...................     $   9.11                           Dividends.......  Declared daily, distributed monthly
Net assets.....................    $  42.8  mil.                      Sales commission..........................       None


TOP 5 HOLDINGS

FHLMC CMO-SEQ 1978 BC 6.5% 5/15/2025...............................   11.33%
GNMA GNR 1999-16D 6.50% 05/16/2013.................................    6.53
FNMA 6.19% 2/19/2009 (Callable 9/2/2002)...........................    6.43
FNMA CMO-PAC 1993 - 38L 5.0% 8/25/2022.............................    6.39
GNMA GNR 1999-15G 6.50% 05/16/2029.................................    5.85


Past performance is no guarantee of future results.

All statistics are as of December 31, 1999.

/1/The Government guarantee of interest and principal payment applies only to the portfolio's underlying securities, not to the Fund's share price. /2/Without fee waivers in effect during the period, SEC yield would have been 5.85% and total return would have been lower. /3/Includes reinvestment of all dividends and capital gains distributions.

VALUE  REPORT


Definitions


PLEASE NOTE...

Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each fund.

Alpha. A measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta. A measure of the sensitivity of a portfolio's rates of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared. A measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of 0.75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.



Lehman Intermediate Term Treasury Index is an unmanaged index of all Treasury securities issued by the U.S. Government with maturities of greater than one year but less than ten years and at least $100 million in outstanding issuance.

Lipper General U.S. Government Fund Index is an equally weighted index, adjusted for capital gains and income dividends, of the largest qualifying funds in the investment objective, consisting of 30 funds. Qualifying funds generally consist of those that invest at least 65% if their assets in U.S. government agency issues.

Lipper Small-Cap Value Fund Category is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective, consisting of 30 funds. Qualifying funds generally consist of those that invest at least 75% of their equity assets in

                                                                   VALUE  REPORT

companies with market capitalizations below 250% of the dollar weighted median of the S&P Small Cap 600 Index and that seek long-term capital growth by investing in companies that are considered to be undervalued.

Morningstar Small Value Category consists of funds that have a relative P/E Style Box Score + relative P/B Style Box Score of less than 1.75. Median market Cap is less than the top 20% of the 5,000 largest domestic stocks in Morningstar's equity database.

Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries.

S&P Barra Midcap Value Index is an unmanaged index of companies within the S&P Midcap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations

VALUE REPORT


Value Investing the Heartland Way


Heartland Advisors' Equity Ten-Point Value Investment Grid(TM) consists of the following criteria for selecting equity securities. We apply these ten evaluation criteria to every company we are seriously considering for purchase or sale in our equity funds.

1 Catalyst For Recognition. To maximize total return, we not only look for undervalued securities, but try to anticipate events which will close the gap between a stock's price and its intrinsic value. Such a catalyst could be a large repurchase plan, new products, new technology, margin expansion, or merger activity within the company's industry.

2 Low Price/Earnings Multiple We look for a stock's price/earnings ratio to be less than the market's average. If the stock is then "discovered" by Wall Street, the low P/E provides opportunity for a sharp price increase. also, if the market drops, low P/E stocks have less downside risk.

3 High Cash Flow A strong cash flow allows a company to generate greater wealth over the long term. A high discretionary cash flow, after capital expenditures and dividends, is especially attractive.

4 Discount To Book Value The stock should be selling below its tangible book value, which is equal to total assets minus all liabilities and goodwill.

5 Financial Soundness Long-term debt should generally be less than 25% of total capitalization. During difficult periods, a company's cash flow should be directed to investments in operations rather than interest expense. A highly leveraged balance sheet can become a hindrance to performance and endanger the company's very existence.

6 Positive Earnings Dynamics We favor companies with improving earnings or upwardly revised estimates.

7 Business Strategy We critically evaluate management's strategy for growing the business. How this strategy differs from their past efforts or compares to that of their competitors. Why does management believe their strategy will be successful, and most importantly, why do we?

8 Capable Management and Ownership Capable management will demonstrate an ability to effectively implement business strategies. Additionally, we believe meaningful and increasing ownership by officers and directors validates the business plan and demonstrates their personal commitment to achieving the designated business goals and aligns their long term interest with the shareholders' interest.

9 Value Of The Company From the universe of stocks, why is this one a compelling value? Utilizing traditional valuation parameters such as comparative Price/EBITDA, Enterprise Value/EBITDA, Price/Sales and Return on Equity determine the appreciation potential of the security.

10 Positive Technical Analysis Technical analysis should indicate that a stock is presently attractive for investing -- without undue speculation. We typically seek "bases" in a stock's price pattern, with a belief that speculators will not own the stock or be interested in it at that moment.

                          Heartland Funds at a Glance


Heartland Advisors offers several ways to diversify your investments. Our focused value philosophy will complement holdings that are heavily growth oriented, and our funds offer solid asset allocation choices for both the fixed income and equity portions of your portfolio.

Our value style is aimed at rewarding patient, long-term investors by discovering under-researched, under-followed and under-valued companies. Fundamental to this approach is exhaustive proprietary analysis that seeks to identify catalysts which could return these companies to much higher valuations.

In general, with mutual funds, as with other investments, the higher the risk, the greater the potential return over time. Each investor should choose an investment strategy that matches his or her particular investment goals. For more complete information, including charges and expenses, call Heartland Advisors at 1.800.432.7856 for a prospectus. Read it carefully before you invest.

The Firstar Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                         The Heartland Family of Funds

                                  Value Fund

                                Value Plus Fund

                               Select Value Fund

                                Government Fund

                     Taxable Short Duration Municipal Fund

                   Short Duration High-Yield Municipal Fund

                        High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund
                    (available to Wisconsin residents only)

                           Firstar Money Market Fund

                              [LOGO APPEARS HERE]

                        1.800.HEARTLN (1.800.432.7856)
                          www.heartlandfunds.com

                  Financial Advisor Services: 1.800.442.6391

                           Heartland Advisors, Inc.
                     789 N. Water St., Milwaukee, WI 53202
                           Distributor, Member SIPC.

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations.

Income from the Wisconsin Tax Free Fund may be subject to alternative minimum tax and income from the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by a prospectus for the Fund(s) listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus or visit Heartland's website. Read it carefully before you invest.



                                              [RECYCLED PAPER LOGO APPEARS HERE]

                           SCHEDULES OF INVESTMENTS
                           AND FINANCIAL STATEMENTS

                               Table of Contents
                           --------------------------

 2 ............................................................Select Value Fund
 4 ..............................................................Value Plus Fund
 6 ...................................................................Value Fund
12 ..............................................................Government Fund
14 .........................................Statements of Assets and Liabilities
16 .....................................................Statements of Operations
18 ..........................................Statements of Changes in Net Assets
22 .........................................................Financial Highlights
26 ................................................Notes to Financial Statements


================================================================================


                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Heartland Group, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Select Value Fund (formerly Heartland Large Cap Value Fund), Heartland Value Plus Fund, Heartland Value Fund and Heartland Government Fund (formerly Heartland U.S. Government Securities Fund) (four of the eight portfolios of Heartland Group, Inc., and hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Milwaukee, Wisconsin                       PricewaterhouseCoopers LLP
February 7, 2000

                                HEARTLAND SELECT VALUE FUND
                        SCHEDULE OF INVESTMENTS . December 31, 1999
------------------------------------------------------------------------------------------------
                                                                                      Percent of
COMMON STOCKS - 98.2%                  Shares           Industry            Value     Net Assets
------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
------------------------------------------------------------------------------------------------
Allstate Corporation                       8,500   Insurance               $  204,000    2.9%
The BF Goodrich Company                    7,700   Producer Goods             211,750    3.0
Cooper Tire & Rubber Company              15,000   Tire & Rubber Goods        233,438    3.3
Host Marriott Corporation (REIT)          20,300   Real Property              167,475    2.3
Household International, Inc.              3,900   Miscellaneous Financial    145,275    2.0
IMC Global, Inc.                           7,600   Food & Agriculture         124,450    1.7
LaFarge Corporation                        7,700   Construction               212,713    3.0
Liz Claiborne, Inc.                        8,500   Apparel                    319,813    4.5
Perrigo Company (a)                       20,500   Drugs & Medicine           164,000    2.3
Saucony, Inc. (Class B) (a)               14,000   Apparel                    194,250    2.7
Steelcase, Inc. (Class A)                 20,500   Producer Goods             246,000    3.5
Toys "R" Us, Inc. (a)                     12,800   Retail                     183,200    2.6
Trinity Industries, Inc.                   5,000   Producer Goods             142,188    2.0
Washington Mutual, Inc.                   10,700   Savings & Loans            278,200    3.9
                                                                          ------------ --------
                                                                           $2,826,752   39.7%
-----------------------------------------------------------------------------------------------
Low Price to Book Value
-----------------------------------------------------------------------------------------------
American Financial Group, Inc.             2,500   Insurance               $   65,938    0.9%
CNH Global N.V.                            7,700   Producer Goods             102,506    1.4
Jefferson Smurfit Group PLC (ADR)         13,400   Containers                 388,600    5.5
Manor Care, Inc. (a)                       7,500   Drugs & Medicine           120,000    1.7
Officemax, Inc. (a)                       25,100   Retail                     138,050    1.9
Pier 1 Imports, Inc.                      32,800   Furniture                  209,100    2.9
Stewart & Stevenson Services, Inc.        18,600   Oil Services               220,294    3.1
Union Pacific Corporation                  5,600   Railroads & Shipping       244,300    3.4
Wolverine World Wide, Inc.                23,100   Apparel                    252,656    3.7
                                                                          ------------ --------
                                                                           $1,741,444   24.5%
-----------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio
-----------------------------------------------------------------------------------------------
Duke Energy Corporation                    4,800   Energy & Utilities      $  240,600    3.4%
Pittston Brinks Group, Inc.                8,600   Business Services          189,200    2.7
Quantum Corporation (a)                   11,800   Business Machines          178,475    2.5
Ryder System, Inc.                         9,000   Trucking                   219,938    3.1
Southern Company                           5,900   Energy & Utilities         138,650    1.9
Steris Corporation (a)                    16,600   Medical Equipment          171,188    2.4
TECO Energy, Inc.                          9,200   Energy & Utilities         170,775    2.4
Tenet Healthcare Corporation (a)          10,300   Drugs & Medicine           242,050    3.4
                                                                          ------------ --------
                                                                           $1,550,876   21.8%
-----------------------------------------------------------------------------------------------
Special Situations
-----------------------------------------------------------------------------------------------
Autodesk, Inc.                             8,700   Software                $  293,625    4.1%
Boston Scientific Corporation (a)          8,750   Medical Equipment          191,406    2.7
Columbia/HCA Healthcare Corporation        6,700   Drugs & Medicine           196,391    2.7
Koninklijke (Royal) Philips Electronics NV 1,400   Electronics                189,000    2.7
  (N.Y. Registered)
                                                                          ------------ --------
                                                                           $  870,422   12.2%
                                                                          ------------
TOTAL COMMON STOCKS (Cost $6,798,432)                                      $6,989,494

                          HEARTLAND SELECT VALUE FUND
             SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999

----------------------------------------------------------------------------------------
                                                      Par                     Percent of
SHORT-TERM INVESTMENTS - 6.5%                        Amount        Value      Net Assets
----------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (+) - 6.5%
Firstar Bank NA 6.16%                               $340,500       $340,500       4.8%
General Mills, Inc. 6.10%                             70,000         70,000       1.0
Pitney Bowes Credit Corporation 6.10%                 30,000         30,000       0.4
Warner-Lambert Company 6.08%                          19,000         19,000       0.3
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS (Cost $459,500)                       $459,500

TOTAL INVESTMENTS (Cost $7,257,932)............................ $7,448,994      104.7%
Liabilities, less cash and receivables.........................   (330,953)      (4.7)
                                                                ----------      -----
TOTAL NET ASSETS............................................... $7,118,041      100.0%
                                                                ==========      =====

(a) Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                           HEARTLAND VALUE PLUS FUND
                  SCHEDULE OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                                                                      Percent of
COMMON STOCKS - 89.4%                            Shares            Industry                Value      Net Assets
----------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
----------------------------------------------------------------------------------------------------------------
Bando McGlocklin Capital Corporation (REIT)      81,950   Real Property                 $   711,941       0.8%
Capitol Transamerica Corporation                101,000   Insurance                       1,016,312       1.2
Decorator Industries, Inc. (b)                  349,600   Miscellaneous & Conglomerates   1,857,250       2.1
Hanover Foods Corporation (Class A) (b)          50,500   Food & Agriculture              3,080,500       3.5
ICN Pharmaceuticals, Inc.                       225,000   Drugs & Medicine                5,695,313       6.5
Insteel Industries, Inc. (b)                    400,000   Producer Goods                  3,625,000       4.2
K2, Inc.                                        450,000   Non-Durables & Entertainment    3,431,250       3.9
London Pacific Group Ltd. (ADR)                 243,100   Insurance                       8,751,600      10.1
Siam Food Products Public Company Ltd. (c)    1,326,200   Food & Agriculture              2,332,230       2.7
Stone Webster, Inc.                             150,000   Business Services               2,521,875       2.9
WPR Corporation (a)(b)                          374,000   Drugs & Medicine                  748,000       0.9
                                                                                        -----------      ----
                                                                                        $33,771,271      38.8%
----------------------------------------------------------------------------------------------------------------
Low Price to Book Value
----------------------------------------------------------------------------------------------------------------
Blimpie International, Inc.                     330,000   Non-Durables & Entertainment  $   618,750       0.7%
EMC Insurance Group, Inc.                       114,400   Insurance                       1,043,900       1.2
Flexsteel Industries, Inc.                      300,000   Consumer Durables               4,012,500       4.6
International Aluminum Corporation              123,200   Producer Goods                  2,895,200       3.3
Lufkin Industries, Inc. (b)                     350,000   Producer Goods                  5,250,000       6.0
Northland Cranberries, Inc. (Class A)           325,000   Food & Agriculture              1,950,000       2.3
Southwestern Energy Company                     569,200   Energy & Raw Materials          3,735,375       4.3
St. Laurent Paperboard, Inc.                    100,000   Paper & Forest Products         1,323,206       1.5
Tab Products Company (b)                        500,000   Producer Goods                  3,250,000       3.7
                                                                                        -----------      ----
                                                                                        $24,078,931      27.6%
----------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio
----------------------------------------------------------------------------------------------------------------
Amcol International Corporation                 148,100   Energy & Raw Materials        $ 2,388,113       2.7%
Arch Chemicals, Inc.                            100,000   Chemicals                       2,093,750       2.4
Bolder Technologies Corporation (a)              14,832   Electronics                       189,108       0.2
Communications Systems, Inc.                    110,000   Telecommunications              1,430,000       1.7
Kennedy-Wilson, Inc. (a)                        219,100   Miscellaneous Financial         1,752,800       2.0
Oil-Dri Corporation of America (b)              100,000   Non-Durables & Entertainment    1,437,500       1.7
Structural Dynamics Research Corporation (a)    202,600   Software                        2,583,150       3.0
                                                                                        -----------      ----
                                                                                        $11,874,421      13.7%
----------------------------------------------------------------------------------------------------------------
Special Situations
----------------------------------------------------------------------------------------------------------------
Aceto Corporation                               150,000   Chemicals                     $ 1,650,000       1.9%
Ansys, Inc. (a)                                 175,400   Software                        1,929,400       2.2
Quantum Corporation - DLT &
  Storage Systems Group (a)                     300,000   Business Machines               4,537,500       5.2
                                                                                        -----------      ----
                                                                                        $ 8,116,900       9.3%
                                                                                        -----------
TOTAL COMMON STOCKS (Cost $74,398,675)                                                  $77,841,523

                           HEARTLAND VALUE PLUS FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1999
--------------------------------------------------------------------------------

                                                                                            Percent of
PREFERRED STOCKS - 4.2%                      Shares        Industry               Value     Net Assets
------------------------------------------------------------------------------------------------------
Bolder Technologies Corporation
  9.00% Ser. A Conv. (144A) (d)              85,000   Electronics             $  3,633,750     4.2%
TOTAL PREFERRED STOCKS (Cost $4,165,000)

------------------------------------------------------------------------------------------------------
                                               Par                                          Percent of
CONVERTIBLE BONDS - 5.1%                     Amount        Industry               Value     Net Assets
------------------------------------------------------------------------------------------------------
Sholodge, Inc. 7.50% 05/01/2004          $5,550,000   Travel & Recreation     $  3,461,812     4.0
Source Capital Corporation 7.50%
  03/01/2008 (d)                          1,400,000   Banks                      1,004,994     1.1
                                                                              ------------
TOTAL CONVERTIBLE BONDS (Cost $4,960,618)                                     $  4,466,806

TOTAL INVESTMENTS (Cost $83,524,293)..........................................$ 85,942,079    98.7%
Cash and receivables, less liabilities........................................   1,122,657     1.3
                                                                              ------------   -----
TOTAL NET ASSETS..............................................................$ 87,064,736   100.0%
                                                                              ============   =====

(a)     Non-income producing security.
(b)     Affiliated company. See Note 9 in Notes to Financial Statements.
(c)     Foreign-denominated security.
(d)     Restricted security. See Note 2(h) in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                        HEARTLAND VALUE FUND
                              SCHEDULE OF INVESTMENTS . December 31, 1999
-------------------------------------------------------------------------------------------------------------
                                                                                                   Percent of
COMMON STOCKS -- 101.0%                            Shares       Industry                  Value    Net Assets
-------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
-------------------------------------------------------------------------------------------------------------
Alabama National Bancorporation                    110,000   Banks                    $ 2,076,250      0.2%
Ambassadors International, Inc. (a)                278,000   Business Services          3,040,625      0.2
American Physicians Service Group, Inc. (a)(b)     187,200   Miscellaneous Financial      690,300      0.1
Associated Banc-Corporation                        400,000   Banks                     13,700,000      1.2
Astec Industries, Inc. (a)                           5,000   Construction                  94,062      0.0
Atlantic American Corporation (a)                  287,500   Insurance                    664,843      0.1
AVTEAM, Inc. (Class A) (a)                         238,200   Air Transport              1,280,325      0.1
BTG, Inc. (a)(b)                                   800,000   Business Services          6,500,000      0.5
Badger Meter, Inc. (b)                             200,000   Electronics                6,025,000      0.5
Business Resource Group (a)(b)                     500,000   Business Services          2,656,250      0.2
Cameron Ashley Building Products, Inc. (a)(b)      500,000   Construction               5,000,000      0.4
Capital Corp. of the West (a)                      105,000   Banks                      1,023,750      0.1
Catalina Lighting, Inc. (a)(b)                     710,000   Retail                     3,416,875      0.3
Cellstar Corporation (a)                           275,900   Electronics                2,724,512      0.2
CHC Helicopter Corporation (Class A) (a)(b)(c)     562,000   International Oil          1,467,968      0.1
The Cherry Corporation (Class A) (a)(b)            944,800   Consumer Durables         10,038,500      0.8
Children's Comprehensive Services, Inc. (a)(b)     460,000   Business Services          2,587,500      0.2
Commercial Federal Corporation                     450,000   Banks                      8,015,625      0.6
Donnelly Corporation (b)                           400,000   Motor Vehicles             5,600,000      0.5
Duckwall-ALCO Stores, Inc. (a)(b)                  370,000   Retail                     2,821,250      0.2
Engle Homes, Inc.                                  549,800   Construction               6,597,600      0.6
Esterline Technologies Corporation (a)             400,000   Electronics                4,625,000      0.4
EZcorp, Inc. (Class A) (b)                         718,100   Miscellaneous Financial    2,917,281      0.2
Fahnestock Viner Holdings, Inc.                    200,000   Miscellaneous Financial    2,987,500      0.3
FiberMark, Inc. (a)(b)                             391,600   Paper & Forest Products    4,601,300      0.4
Financial Industries Corporation (a)(b)            300,000   Insurance                  3,000,000      0.3
Friedman Industries, Inc.                          231,525   Steel                        781,396      0.1
Gehl Company (a)                                   270,000   Producer Goods             4,860,000      0.4
Guangshen Railway Company Ltd. (ADR)               500,000   Railroads & Shipping       2,781,250      0.2
Gundle/SLT Environmental, Inc. (a)(b)              662,800   Chemicals                  2,319,800      0.2
Hallmark Capital Corporation (a)                   110,000   Banks                        990,000      0.1
Hallmark Financial Services, Inc. (a)(b)         1,060,000   Insurance                    397,500      0.0
Hallwood Group, Inc. (a)                            89,250   Domestic Oil               1,087,734      0.1
Hampshire Group Ltd. (a)(b)                        252,800   Apparel                    2,243,600      0.2
Health Power, Inc. (a)(b)                          340,000   Drugs & Medicine             573,750      0.1
Home Federal Bancorp (b)                           268,250   Banks                      6,035,625      0.5
Home Products International, Inc. (a)              278,400   Retail                     2,888,400      0.2
ICN Pharmaceuticals, Inc. (d)                    2,500,000   Drugs & Medicine          63,281,250      5.3
In Home Health, Inc. (a)(b)                        470,101   Drugs & Medicine             998,964      0.1
Intercontinental Life Corporation (a)(b)           451,600   Insurance                  4,177,300      0.4
Intermet Corporation                               700,000   Non-Ferrous Metals         8,137,500      0.7
International Aircraft Investors (a)(b)            430,000   Miscellaneous Financial    2,687,500      0.2
International Airline Support Group, Inc. (a)(b)   250,000   Air Transport                906,250      0.1
Invivo Corporation (a)                             130,300   Medical Equipment          1,579,887      0.1
Jason, Inc. (a)                                    400,000   Producer Goods             2,900,000      0.2
Kaye Group, Inc.                                   363,600   Insurance                  3,045,150      0.3
K-Tron International, Inc. (a)(b)                  200,000   Electronics                2,700,000      0.2
Lindal Cedar Homes, Inc. (a)(b)                    345,400   Construction                 777,150      0.1
LSI Industries, Inc.                               220,000   Construction               4,757,500      0.4
M/I Schottenstein Homes, Inc.                      300,000   Construction               4,668,750      0.4
Marten Transport Ltd. (a)(b)                       333,300   Trucking & Freight         4,291,237      0.4
Massbank Corporation                               133,333   Banks                      3,933,323      0.3

                                        HEARTLAND VALUE FUND
                         SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                       Percent of
COMMON STOCKS -- 101.0% [cont'd]                   Shares       Industry                      Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio [cont'd]
-----------------------------------------------------------------------------------------------------------------
MDC Holdings, Inc.                                248,700     Construction                   $  3,901,481     0.3%
Meadow Valley Corporation (a)(b)                  250,000     Construction                        906,250     0.1
MicroTouch Systems, Inc. (a)                      225,000     Business Machines                 2,840,625     0.2
MMI Companies, Inc. (b)                         1,400,000     Insurance                        12,075,000     1.0
Motor Club of America (a)(b)                      168,500     Insurance                         1,390,125     0.1
MYR Group, Inc. (b)                               500,000     Construction                     14,687,500     1.2
Navigant Consulting, Inc. (a)                     500,000     Business Services                 5,437,500     0.5
Norstan, Inc. (a)                                 500,000     Telephone                         3,187,500     0.3
Northwest Pipe Company (a)                        165,500     Steel                             2,317,000     0.2
Novamerican Steel, Inc. (a)                       244,500     Steel                             2,139,375     0.2
Nu Horizons Electronics Corporation (b)           650,000     Electronics                       8,612,500     0.7
O.I. Corporation, Inc. (a)(b)                     326,500     Optical & Photo Equipment         1,285,593     0.1
Patrick Industries, Inc. (b)                      317,000     Construction                      2,932,250     0.3
PBOC Holdings, Inc. (a)                           550,000     Banks                             5,190,625     0.4
Perrigo Company (a)                               750,000     Drugs & Medicine                  6,000,000     0.5
PremiumWear, Inc. (a)(b)                          209,000     Apparel                           1,149,500     0.1
Professionals Group, Inc. (a)                     266,200     Insurance                         6,239,062     0.5
RainForest Cafe, Inc. (a)                       1,100,000     Non-Durables & Entertainment      4,365,625     0.4
Raytel Medical Corporation (a)(b)                 880,000     Drugs & Medicine                  2,695,000     0.2
RCM Technologies, Inc.                            200,200     Business Services                 3,453,450     0.3
RemedyTemp, Inc. (Class A) (a)                     52,200     Business Services                   991,800     0.1
RenaissanceRe Holdings Ltd.                       250,000     Insurance                        10,218,750     0.8
Republic Bancorp, Inc.                            730,180     Banks                             8,864,841     0.7
Rexall Sundown, Inc. (a)                          450,000     Drugs & Medicine                  4,640,625     0.4
Riviera Tool Company (a)(b)                       336,262     Producer Goods                    1,303,015     0.1
The Rottlund Company, Inc. (a)(b)                 556,000     Construction                      1,459,500     0.1
Rush Enterprises, Inc. (a)                        225,000     Motor Vehicles                    3,262,500     0.3
Ryan's Family Steak Houses, Inc. (a)              485,000     Non-Durables & Entertainment      4,122,500     0.3
Saucony, Inc. (Class B) (a)(b)                    400,000     Apparel                           5,550,000     0.5
ShopKo Stores, Inc. (a)(d)                        600,000     Retail                           13,800,000     1.2
Sterling Financial Corporation (a)                275,000     Banks                             3,162,500     0.3
Summit Bank Corporation                            35,100     Banks                               412,425     0.0
Teltrend, Inc. (a)(b)                             323,900     Telephone                         9,797,975     0.8
The Topps Company, Inc. (a)                       500,000     Non-Durables & Entertainment      5,187,500     0.4
U.S. Home Corporation                             400,000     Construction                     10,225,000     0.8
Washington Homes, Inc. (a)                        180,300     Construction                        901,500     0.1
Weyco Group, Inc.                                 177,000     Apparel                           4,469,250     0.4
Wilsons The Leather Experts, Inc. (a)             342,500     Retail                            6,314,843     0.5
WRP Corporation (a)                                 1,000     Drugs & Medicine                      2,000     0.0
Zindart Ltd. (ADR) (a)(b)                         450,000     Miscellaneous & Conglomerate      3,093,750     0.3
                                                                                              -----------  ------
                                                                                             $426,539,367    35.7%
-------------------------------------------------------------------------------------------  --------------------
Low Price to Book Value
-------------------------------------------------------------------------------------------  --------------------
3Dfx Interactive, Inc. (a)                        400,000     Electronics                    $  3,925,000     0.3%
Allied Healthcare Products, Inc. (a)(b)           775,000     Drugs & Medicine                  1,840,625     0.2
Amwest Insurance Group, Inc. (b)                  242,000     Insurance                         1,754,500     0.2
Asia Pacific Wire & Cable Corporation Ltd. (a)(b) 706,000     Telephone                         2,868,125     0.2
Bay Bancshares, Inc. (b)                           96,500     Banks                             1,724,937     0.1
Benton Oil & Gas Company (a)                      969,400     Domestic Oil                      1,878,212     0.2
Buckhead America Corporation (a)(b)               184,600     Travel & Recreation               1,026,837     0.1
Bunka Shutter Company Ltd. (c)                  1,500,000     Construction                      3,220,454     0.3
Chofu Seisakusho Company Ltd. (c)                 300,000     Consumer Durables                 4,625,743     0.4
Chubu Suisan Company Ltd. (c)                     443,000     Miscellaneous & Conglomerates     1,469,893     0.1

                                        HEARTLAND VALUE FUND
                         SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1999
-------------------------------------------------------------------------------------------------------------
                                                                                                        Percent of
COMMON STOCKS -- 101.0% [cont'd]                   Shares       Industry                       Value    Net Assets
------------------------------------------------------------------------------------------------------------------
Low Price to Book Value [cont'd]
------------------------------------------------------------------------------------------------------------------
Ciprico, Inc. (a)(b)                               353,000   Business Machines            $  4,081,562       0.3%
Crown Central Petroleum Corp. (Class B) (a)(b)     900,000   Domestic Oil                    4,725,000       0.4
Cyrk International, Inc. (a)(b)                    100,000   Business Services               1,187,500       0.1
DataTRAK International, Inc. (a)(b)                235,054   Business Services                 852,070       0.1
Denkyosha Company (c)                              463,000   Electronics                     1,762,174       0.2
Denyo Company Ltd. (c)                             227,000   Producer Goods                  1,572,850       0.1
EDAP TMS S.A. (a)(b)(c)                            840,000   Drugs & Medicine                1,155,000       0.1
Exabyte Corporation (a)                            700,600   Business Machines               5,254,500       0.4
Franklin Bank National Association (b)             185,800   Banks                           1,776,712       0.2
Fukuda Denshi Company Ltd. (c)                     500,000   Drugs & Medicine                8,783,057       0.7
GA Financial, Inc.                                 100,000   Banks                           1,325,000       0.1
Hallwood Energy Corporation (a)(b)                 477,540   Domestic Oil                    2,089,237       0.2
Harding Lawson Associates Group, Inc. (a)(b)       392,600   Business Services               3,042,650       0.3
Health Management Systems, Inc. (a)                500,000   Business Services               3,156,250       0.3
Hibiya Engineering Company Ltd. (c)                500,000   Construction                    3,274,128       0.3
High Plains Corporation (a)(b)                   1,500,000   Chemicals                       2,859,375       0.2
HMN Financial, Inc. (b)                            253,200   Banks                           2,848,500       0.2
Horipro, Inc. (c)                                  600,000   Non-Durables & Entertainment    5,275,689       0.4
IEC Electronics Corporation (a)(b)                 362,400   Electronics                       860,700       0.1
Iwerks Entertainment, Inc. (a)(b)                1,100,000   Non-Durables & Entertainment      790,625       0.1
Jaco Electronics, Inc. (a)(b)                      380,000   Electronics                     1,971,250       0.2
John B. Sanfilippo & Son, Inc. (a)(b)              500,000   Food & Agriculture              2,000,000       0.2
Katsuragawa Electric Company (c)                   500,000   Business Machines               1,439,445       0.1
Kentucky Electric Steel Company, Inc. (a)(b)       103,500   Steel                             245,812       0.0
Kentucky Fried Chicken Japan (c)                   500,000   Non-Durables & Entertainment    6,338,439       0.5
Kondotec, Inc. (c)                                 500,000   Construction                    2,805,698       0.2
Kosaido Company Ltd. (c)                            72,607   Media                             850,281       0.1
Landry's Seafood Restaurants, Inc. (a)             540,400   Non-Durables & Entertainment    4,694,725       0.4
Magal Security Systems Ltd. (b)                    650,000   Business Services               2,315,625       0.2
Manchester Equipment Company, Inc. (a)             300,000   Business Services               1,143,750       0.1
Martin Industries, Inc. (b)                        450,000   Producer Goods                    759,375       0.1
Matrix Service Company (a)(b)                      600,000   Construction                    2,737,500       0.2
Matsumoto Yushi-Seiyaku Company (c)                419,000   Chemicals                       7,441,982       0.6
Maxicare Health Plans, Inc. (a)(b)               1,000,000   Drugs & Medicine                2,875,000       0.2
Mining Services International Corporation          280,000   Energy & Raw Materials            840,000       0.1
M-Wave, Inc. (a)(b)                                295,000   Electronics                     1,032,500       0.1
National Home Health Care Corporation (a)(b)       395,000   Drugs & Medicine                1,505,937       0.1
Network Equipment Tech, Inc. (a)                   480,500   Business Machines               5,675,906       0.5
Nissui Pharmaceutical Company Ltd. (c)             776,000   Drugs & Medicine                4,914,842       0.4
Orthologic Corporation (a)(b)                    1,815,000   Drugs & Medicine                4,650,937       0.4
Osmonics, Inc. (a)(b)                              588,000   Producer Goods                  5,402,250       0.5
Outlook Group Corporation (a)(b)                   467,500   Media                           1,986,875       0.2
Pico Holdings, Inc. (a)                             64,000   Insurance Specialty               788,000       0.1
Planar Systems, Inc. (a)(b)                        500,000   Business Machines               3,312,500       0.3
Pointe Financial Corporation                       100,000   Banks                             825,000       0.1
Presidential Life Corporation                    1,000,000   Insurance                      18,375,000       1.5
Providence and Worcester Railroad Company          200,000   Railroads & Shipping            1,600,000       0.1
Rehabilicare, Inc. (a)                             312,100   Drugs & Medicine                1,248,400       0.1
Remington Oil & Gas Corporation (a)(b)             682,900   Domestic Oil                    2,646,237       0.2
Roy F. Weston, Inc. (Class A) (a)(b)               990,000   Business Services               2,041,875       0.2
Salient 3 Communications, Inc. (a)(b)              402,500   Electronics                     2,817,500       0.2
Sangetsu Company Ltd. (c)                          500,000   Consumer Durables              10,490,874       0.9

                                        HEARTLAND VALUE FUND
                         SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1999
--------------------------------------------------------------------------------------------------------------------
                                                                                                          Percent of
COMMON STOCKS -- 101.0% [cont'd]                   Shares       Industry                      Value       Net Assets
--------------------------------------------------------------------------------------------------------------------
Low Price to Book Value [cont'd]
--------------------------------------------------------------------------------------------------------------------
Scan-Optics, Inc. (a)(b)                           600,000   Business Machines            $    975,000       0.1%
Sholodge, Inc. (a)(b)                              530,000   Travel & Recreation             2,385,000       0.2
Six Rivers National Bank (a)(b)                     93,300   Banks                           1,236,225       0.1
SK Kaken Company Ltd. (c)                           68,000   Construction                    1,214,404       0.1
SpaceLabs Medical, Inc. (a)(b)                     500,000   Drugs & Medicine                9,281,250       0.8
Speizman Industries, Inc. (a)(b)                   300,000   Producer Goods                  1,425,000       0.1
Sunrise Medical, Inc. (a)                          700,000   Drugs & Medicine                4,331,250       0.4
Tech-Sym Corporation (a)(b)                        268,600   Aerospace                       5,539,875       0.5
Teikoku Hormone Mfg. Company Ltd. (c)              500,000   Drugs & Medicine                3,318,044       0.3
TETRA Technologies, Inc. (a)                       200,000   Oil Services                    1,450,000       0.1
Toyo Tec Company Ltd. (c)                          302,000   Business Services               1,900,946       0.2
Webco Industries, Inc. (a)(b)                      475,500   Steel                           1,664,250       0.1
Willbros Group, Inc. (a)                           400,000   Oil Services                    1,850,000       0.2
Yushiro Chemical Industry Company Ltd. (c)         361,000   Chemicals                       1,405,669       0.1
                                                                                        ---------------   ---------
                                                                                          $226,757,333      19.3%
--------------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio
--------------------------------------------------------------------------------------------------------------------
AAR Corporation                                    481,100   AirTransport                 $  8,629,731       0.7%
Akita Drilling Ltd. (Class A) (b)(c)               748,600   International Oil               4,399,594       0.4
The Alpine Group, Inc. (a)(b)                      900,000   Producer Goods                 11,587,500       0.9
Amcast Industrial Corporation                      120,000   Electronics                     1,965,000       0.2
AMERCO (a)                                         189,600   Non-Durables & Entertainment    4,740,000       0.4
AmerUs Life Holdings, Inc.                          25,000   Insurance                         575,000       0.1
Barrett Business Services, Inc. (a)(b)             383,300   Business Services               2,539,362       0.2
Beverly Enterprises, Inc. (a)                    1,170,400   Drugs & Medicine                5,120,500       0.4
Bio-Rad Laboratories, Inc. (Class A) (a)            49,000   Drugs & Medicine                1,145,375       0.1
Burlington Coat Factory Warehouse Corp.             40,000   Retail                            555,000       0.1
Burns International Services Corporation (a)       153,500   Business Services               1,659,718       0.1
Caretenders Health Corporation (a)(b)              308,900   Drugs & Medicine                  695,025       0.1
Chronimed, Inc. (a)(b)                             500,000   Drugs & Medicine                3,843,750       0.3
Clayton Williams Energy, Inc. (a)(b)               301,200   Domestic Oil                    3,557,925       0.3
Comdial Corporation (a)(b)                         541,200   Telephone                       5,378,175       0.5
Commonwealth Industries, Inc. (b)                  700,000   Non-Ferrous Metals              9,100,000       0.7
Consolidated Freightways Corporation (a)           500,000   Business Services               3,968,750       0.3
Datron Systems, Inc. (a)(b)                        250,000   Business Machines               2,125,000       0.2
Digi International, Inc. (a)(b)                    590,000   Business Machines               6,158,125       0.5
Dollar Thrifty Automotive Group, Inc. (a)          400,000   Travel & Recreation             9,575,000       0.8
Dynamic Materials Corporation (a)(b)               250,000   Chemicals                         296,875       0.0
Encore Wire Corporation (a)                        300,000   Non-Ferrous Metals              2,287,500       0.2
ESCO Electronics Corporation (a)                   350,000   Producer Goods                  4,068,750       0.3
Forest Oil Company (a)                             325,000   Domestic Oil                    4,285,937       0.4
Fuji Coca-Cola Bottling Company (c)                517,000   Food & Agriculture              6,664,945       0.6
Fuji Pharmaceutical Company Ltd. (c)               500,000   Drugs & Medicine                1,756,611       0.2
GZA GeoEnvironmental Technologies, Inc. (a)(b)     372,700   Business Services               1,677,150       0.1
Henry Schein, Inc. (a)                             750,000   Medical Products                9,984,375       0.8
Hutchinson Technology, Inc. (a)                    100,000   Electronics                     2,125,000       0.2
Itron, Inc. (a)                                    547,500   Electronics                     3,353,437       0.3
Judge Group, Inc. (a)                              400,000   Business Services                 575,000       0.1
LaCrosse Footware, Inc. (b)                        500,000   Apparel                         2,218,750       0.2
Maezawa Kasei Industries Company (c)               300,000   Chemicals                       4,772,128       0.4
Marcus Corporation                                 225,000   Non-Durables & Entertainment    3,023,437       0.3
Material Sciences Corporation (a)                  332,900   Producer Goods                  3,391,418       0.3
MFRI, Inc. (a)(b)                                  400,000   Producer Goods                  1,725,000       0.1

                             HEARTLAND VALUE FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1999

-----------------------------------------------------------------------------------------------------------------
                                                                                                      Percent of
COMMON STOCKS -- 101.0% [cont'd]                    Shares          Industry                 Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio [cont'd]
-----------------------------------------------------------------------------------------------------------------
Midwest Express Holdings, Inc. (a)                   75,000  AirTransport                 $  2,390,625       0.2%
Minntech Corporation (b)                            600,000  Drugs & Medicine                5,775,000       0.5
NeoMagic Corporation (a)                            450,000  Electronics                     4,921,875       0.4
Networks North, Inc. (a)(b)                          97,500  Media                             182,812       0.0
Numac Energy, Inc. (a)(c)                         1,734,900  International Oil               5,962,675       0.4
Pentech International, Inc. (a)(b)                  749,900  Non-Durables & Entertainment      515,556       0.0
Powell Industries, Inc. (a)                         507,400  Electronics                     3,488,375       0.3
Ramsay Youth Services, Inc. (a)(b)                  750,400  Drugs & Medicine                1,102,150       0.1
Reliance Steel & Aluminum Company                   300,000  Non-Ferrous Metals              7,031,250       0.6
Republic Services, Inc. (a)                         500,000  Energy & Utilities              7,187,500       0.6
Riken Vitamin Company Ltd. (c)                      500,000  Drugs & Medicine                5,855,371       0.5
Shikoku Coca-Cola Bottling Company Ltd. (c)         400,000  Food & Agriculture              5,816,335       0.5
Shiloh Industries, Inc. (a)                         211,700  Producer Goods                  2,328,700       0.1
Sifco Industries, Inc.                              200,000  Aerospace                       1,387,500       0.1
Spacehab, Inc. (a)                                  499,300  Electronics                     2,683,737       0.2
St. Francis Capital Corporation                     225,000  Banks                           4,190,625       0.3
Steel Technologies, Inc.                            172,000  Steel                           2,494,000       0.2
Steris Corporation (a)                              300,000  Medical Equipment               3,093,750       0.3
Stifel Financial Corporation                        210,000  Miscellaneous Financial         2,073,750       0.2
Strattec Security Corporation (a)(b)                297,000  Producer Goods                  9,615,375       0.7
Tesoro Petroleum Corporation (a)                    799,500  Domestic Oil                    9,244,218       0.8
Todhunter International, Inc. (a)(b)                490,000  Liquor                          4,471,250       0.4
TransCoastal Marine Services, Inc. (a)(b)         1,000,000  Domestic Oil                    2,875,000       0.2
UnionBancorp, Inc.                                  129,300  Banks                           1,842,525       0.2
Unisource Energy Corporation (a)                  1,000,000  Energy & Utilities             11,187,500       0.9
United Security Bancorporation (a)                  206,211  Banks                           2,577,637       0.2
Urocor, Inc. (a)(b)                                 700,000  Drugs & Medicine                2,931,250       0.3
URS Corporation (a)                                 500,000  Business Services              10,843,750       0.9
Veterinary Centers of America, Inc. (a)             462,200  Drugs & Medicine                5,950,825       0.5
Vicorp Restaurants, Inc. (a)                        164,475  Non-Durables & Entertainment    2,652,159       0.2
World Acceptance Corporation (a)                    400,000  Miscellaneous Financial         1,925,000       0.2
                                                                                          ------------      ----
                                                                                          $274,122,918      22.8%

                                        HEARTLAND VALUE FUND
                         SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                                       Percent of
COMMON STOCKS -- 101.0% [cont'd]                   Shares       Industry                      Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
Special Situations
-----------------------------------------------------------------------------------------------------------------
Blue Wave Systems, Inc. (a)                        226,800   Business Machines         $    2,097,900      0.2%
Claimsnet.com, Inc. (a)                              7,900   Business Services                 79,000      0.0
Eclipse Surgical Technologies, Inc. (a)            200,000   Drugs & Medicine               1,475,000      0.1
Executone Information Systems, Inc. (a)(b)       3,000,000   Business Services             16,312,500      1.4
Hotelworks.com, Inc. (a)(b)                      1,000,000   Business Services              5,000,000      0.4
Indus International, Inc. (a)                    1,000,000   Software                      12,187,500      1.0
InterDigital Communications Corp. (a)(b)         2,000,000   Telephone                    150,000,000     12.6
Interpore International, Inc. (a)                  600,000   Drugs & Medicine               4,725,000      0.4
K-V Pharmaceutical Company (Class A) (a)           433,500   Drugs & Medicine               9,509,910      0.8
Mapics, Inc. (a)                                   100,000   Software                       1,262,500      0.1
Matrix Pharmaceutical, Inc. (a)(b)                 873,000   Drugs & Medicine               4,146,750      0.3
Mentor Corporation                                 230,000   Drugs & Medicine               5,936,875      0.5
NABI (a)(b)                                      3,145,000   Drugs & Medicine              14,545,625      1.2
Rainbow Technologies, Inc. (a)                     400,000   Business Machines              9,300,000      0.7
RightChoice Managed Care, Inc.
  (Class A) (a)(b)                                 670,000   Drugs & Medicine               7,705,000      0.5
SICOR, Inc. (a)                                  1,500,000   Drugs & Medicine              11,625,000      1.0
SITEL Corporation (a)                              700,000   Business Services              4,900,000      0.4
Strategic Diagnostics, Inc. (a)                    130,000   Chemicals                        853,157      0.1
Sybase, Inc. (a)                                 1,000,000   Software                      17,000,000      1.4
U.S. Global Investors, Inc. (a)(b)                 600,000   Miscellaneous Financial          900,000      0.1
                                                                                       --------------    -----
                                                                                       $  279,561,717     23.2%
                                                                                       --------------    -----
TOTAL COMMON STOCKS (Cost $885,390,385)                                                $1,206,981,335    101.0%

TOTAL INVESTMENTS (Cost $885,390,385)................................................. $1,206,981,335    101.0%
Liabilities, less cash and receivables................................................    (11,914,719)    (1.0)
                                                                                       --------------    -----
TOTAL NET ASSETS...................................................................... $1,195,066,616    100.0%
                                                                                       ==============    =====

(a) Non-income producing security.
(b) Affiliated company. See Note 9 in Notes to Financial Statements.
(c) Foreign-denominated security.
(d) All or a portion of security committed to cover collateral requirements for futures contracts.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                           HEARTLAND GOVERNMENT FUND
                 SCHEDULE OF INVESTMENTS . December 31, 1999

---------------------------------------------------------------------------------------------------------------------------
   Par                                                                                                           Percent of
  Amount          LONG-TERM INVESTMENTS -- 95.5%                    Coupon         Maturity        Value         Net Assets
---------------------------------------------------------------------------------------------------------------------------
                  U.S. TREASURY AND AGENCY SECURITIES -- 12.4%
                  U.S. TREASURY SECURITIES -- 1.5%
 $3,000,000       U.S. Treasury Strips                               0.000%       02/15/2023     $    648,030       1.5%

                  AGENCY SECURITIES -- 10.9%
  2,000,000       Federal National Mortgage Association (a)
                   (Callable 09/24/2007)                             6.875        09/24/2012        1,893,320       4.4
  3,000,000       Federal National Mortgage Association
                   (Callable 09/02/2002)                             6.190        02/19/2009        2,748,810       6.4
                                                                                                 ------------
                                                                                                    4,642,130
                                                                                                 ------------
                  TOTAL U.S. TREASURY AND AGENCY SECURITIES (Cost $5,662,923)                       5,290,160
                                                                                                 ------------
                  MORTGAGE-RELATED SECURITIES -- 79.7%
                  PASS-THROUGH SECURITIES -- 30.2%
   156,583        FHLMC #260666                                      8.250        03/01/2008          160,203       0.4
   811,462        FHLMC #280656                                      9.000        06/01/2014          856,595       2.0
 1,185,846        FNGL #252779                                       8.000        08/01/2028        1,195,108       2.8
   686,006        FNMA #208578 CL                                    7.500        03/01/2013          684,291       1.6
   265,995        FNMA #304119 CL                                    8.500        02/01/2025          275,220       0.6
   739,710        FNMA #309494 RE                                    6.500        09/01/2025          715,433       1.7
 1,420,908        FNMA #361493 GL                                    9.000        01/01/2025        1,486,170       3.5
   876,256        FNMA #512238                                      10.000        07/01/2028          943,070       2.2
   946,245        FNMA #518102                                       8.000        11/01/2011          964,867       2.3
 1,096,982        FNMA Grantor Trust 1995 - T5A                      7.000        03/17/2035        1,048,363       2.5
   454,530        FNMA Pool #442639                                 10.000        08/01/2021          489,470       1.1
   518,346        FNMA Pool #49123                                   9.000        12/01/2013          543,449       1.3
   137,803        GNMA #293146 MHB                                  10.250        07/15/2005          138,492       0.3
   217,913        GNMA #31652                                        8.500        09/15/2009          225,607       0.5
 1,132,005        GNMA #443630 MHD                                   9.000        11/15/2017        1,186,477       2.8
 2,014,598        GNMA #45322                                        7.500        10/15/2027        1,998,844       4.7
                                                                                                 ------------
                                                                                                   12,911,659
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 49.5%
 2,500,000        FHR CMO 1817 E                                     6.500        09/15/2023        2,365,725       5.5
 5,000,000        FHLMC CMO-SEQ 1978 BC                              6.500        05/15/2025        4,842,900      11.3
 2,000,000        FHLMC CMO PAC 2061 PT                              6.250        12/15/2027        1,772,240       4.2
 2,000,000        FHLMC CMO-SEQ 2073 PJ                              6.000        10/15/2023        1,834,940       4.3
 1,000,000        FHR CMO 2075 PAC                                   6.250        08/15/2027          878,620       2.0
 1,600,000        FHR GOLD CMO 2134                                  6.500        09/15/2019        1,461,296       3.4
 3,000,000        FNMA CMO-PAC 1993-38L                              5.000        08/25/2022        2,730,360       6.4
 3,000,000        GNMA GNR 1999-16D                                  6.500        05/16/2013        2,790,570       6.5
 2,858,000        GNMA GNR 1999-15G                                  6.500        05/16/2029        2,499,378       5.9
                                                                                                 ------------
                                                                                                   21,176,029
                                                                                                 ------------
                  TOTAL MORTGAGE RELATED SECURITIES (Cost $34,675,564)                             34,087,688
                                                                                                 ------------

                  ASSET-BACKED SECURITIES/Corporate -- 3.4%
 1,500,000        Green Tree Financial Corporation
                   MH 1999 - 3 B1                                    8.370        05/07/2014        1,444,395       3.4
                                                                                                 ------------
                  TOTAL ASSET-BACKED SECURITIES/Corporate (Cost $1,499,884)                         1,444,395
                                                                                                 ------------

                  TOTAL LONG-TERM INVESTMENTS (Cost $41,838,371)                                 $ 40,822,243
                                                                                                 ------------

 12

                           HEARTLAND GOVERNMENT FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1999

------------------------------------------------------------------------------------------------------------------
    Par                                                                                                 Percent of
  Amount         SHORT-TERM INVESTMENTS -- 4.5%                 Coupon   Maturity          Value        Net Assets
------------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Securities -- 4.4%
$1,900,000       U.S. Treasury Bills (a)                        0.000%  01/20/2000       $ 1,895,839       4.4%
                 VARIABLE RATE DEMAND NOTE (+) -- 0.1%
    52,500       Firstar Bank NA 6.16%                                                        52,500       0.1
                                                                                         -----------

                 TOTAL SHORT-TERM INVESTMENTS (Cost $1,947,212)                          $ 1,948,339


                 TOTAL INVESTMENTS (Cost $43,785,583).................................   $42,770,582     100.0%
                 Liabilities less cash and receivables................................       (10,591)      0.0
                                                                                         -----------     -----
                 TOTAL NET ASSETS.....................................................   $42,759,991     100.0%
                                                                                         ===========     =====

(a) All or a portion of security committed to cover collateral requirements for futures contracts.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. The interest rate changes periodically on specified dates. The rate listed is as of December 31, 1999.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999


                                                                                         Select
                                                                                      Value Fund/(1)/
                                                                                      --------------
ASSETS:
  Investments in securities, at cost.............................................    $    7,257,932
                                                                                      ==============

  Investments in securities, at value............................................    $    7,448,994
  Cash...........................................................................             2,156
  Receivable from securities sold................................................           381,920
  Receivable from fund shares sold...............................................             1,428
  Accrued dividends and interest.................................................            25,374
  Prepaid expenses...............................................................               ---
  Deferred organization expenses.................................................             5,750
  Receivable from Advisor for expense reimbursement..............................            24,054
                                                                                     --------------
       Total Assets..............................................................         7,889,676
                                                                                     --------------

LIABILITIES:
  Payable for securities purchased...............................................           747,518
  Payable for fund shares redeemed...............................................             1,512
  Variation margin on open futures contracts.....................................               ---
  Short-term notes payable.......................................................               ---
  Distributions payable..........................................................               ---
  Payable to Advisor for fund accounting fee.....................................             1,062
  Payable to Advisor for deferred organization expenses..........................             5,750
  Accrued interest payable.......................................................               542
  Accrued expenses...............................................................            15,251
                                                                                     --------------
       Total Liabilities.........................................................           771,635
                                                                                     --------------
TOTAL NET ASSETS.................................................................    $    7,118,041
                                                                                     ==============

NET ASSETS CONSIST OF:
  Paid in capital................................................................    $    6,931,931
  Accumulated undistributed net investment income (loss).........................             6,714
  Accumulated undistributed net realized gains (losses) on investments...........           (11,666)
  Net unrealized appreciation (depreciation) on investments......................           191,062
                                                                                     --------------
TOTAL NET ASSETS.................................................................    $    7,118,041
                                                                                     ==============

  SHARES OUTSTANDING, $.001 par value (100,000,000; 100,000,000;
  150,000,000; and 100,000,000 shares authorized, respectively)..................           606,827
                                                                                     ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE...................    $        11.73
                                                                                     ==============

(1) Formerly the Large Cap Value Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.


                    Value Plus                                          Government
                       Fund                 Value Fund                     Fund
                  --------------          --------------              --------------
                  $   83,524,293          $  885,390,385              $   43,785,583
                  ==============          ==============              ==============

                  $   85,942,079          $1,206,981,335              $   42,770,582
                         333,790               2,684,710                      24,196
                       1,908,577              19,449,266                   5,095,626
                         257,288               1,320,513                       3,221
                         277,619               1,195,458                     326,101
                           8,662                  90,036                       2,700
                             ---                     ---                         ---
                             ---                     ---                      18,103
                  --------------          --------------              --------------
                      88,728,015           1,231,721,318                  48,240,529
                  --------------          --------------              --------------


                         188,431              14,549,940                   5,091,198
                         317,237               2,478,217                     303,591
                             ---                 219,262                      15,000
                       1,100,000              19,100,000                         ---
                             ---                     ---                      44,844
                           1,316                   7,400                       1,062
                             ---                     ---                         ---
                             184                   9,590                         ---
                          56,111                 290,293                      24,843
                  --------------          --------------              --------------
                       1,663,279              36,654,702                   5,480,538
                  --------------          --------------              --------------
                  $   87,064,736          $1,195,066,616              $   42,759,991
                  ==============          ==============              ==============

                  $  104,197,999          $  838,187,149              $   51,343,598
                         230,288                (299,572)                        ---
                     (19,781,337)             35,805,437                  (7,542,557)
                       2,417,786             321,373,602                  (1,041,050)
                  --------------          --------------              --------------
                  $   87,064,736          $1,195,066,616              $   42,759,991
                  ==============          ==============              ==============

                       6,415,140              32,741,250                   4,695,815
                  ==============          ==============              ==============
                  $        13.57          $        36.50              $         9.11
                  ==============          ==============              ==============

STATEMENTS OF OPERATIONS
For the period from January 1, 1999 to December 31, 1999


                                                                                      Select
                                                                                   Value Fund/(1)/
                                                                                   ---------------
INVESTMENT INCOME:
  Dividends....................................................................    $      112,101
  Interest.....................................................................            50,923
  Foreign tax withholding......................................................            (3,653)
                                                                                   --------------
    Total investment income....................................................           159,371
                                                                                   --------------

EXPENSES:
  Management fees..............................................................            57,026
  Distribution fees............................................................            19,009
  Transfer agent fees..........................................................            19,139
  Interest expense.............................................................             1,614
  Registration fees............................................................            23,356
  Directors' fees..............................................................            16,590
  Audit fees...................................................................            10,370
  Legal fees...................................................................             9,131
  Fund accounting fees.........................................................             8,391
  Postage......................................................................             7,195
  Printing and communications..................................................             5,489
  Custodian fees...............................................................             1,546
  Amortization of organization expenses........................................             3,286
  Other operating expenses.....................................................            11,655
                                                                                   --------------
  Total expenses...............................................................           193,797
    Less: Expense reimbursement and/or management fee waivers..................          (138,418)
                                                                                   --------------
    Net expenses...............................................................            55,379
                                                                                   --------------
NET INVESTMENT INCOME (LOSS)...................................................           103,992
                                                                                   --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) on:
    Long positions.............................................................           208,697
    Short positions............................................................               ---
    Futures contracts..........................................................               ---
    Options....................................................................               ---
  Net increase (decrease) in unrealized appreciation on:
    Long positions.............................................................          (164,645)
    Futures contracts..........................................................               ---
                                                                                   --------------
  TOTAL REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS..................            44,052
                                                                                   --------------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............    $      148,044
                                                                                   ==============

(1) Formerly the Large Cap Value Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.



                                   Value Plus                                          Government
                                      Fund                    Value Fund                  Fund
                                  ------------               -------------             -----------
                                  $  3,866,655               $   7,976,874             $       ---
                                     2,154,781                     114,962               3,404,960
                                       (53,064)                   (271,208)                    ---
                                  ------------               -------------             -----------
                                     5,968,372                   7,820,628               3,404,960
                                  ------------               -------------             -----------


                                       940,772                   9,210,325                 328,972
                                       335,990                   3,070,108                 126,528
                                       200,683                   1,353,538                  53,302
                                       144,929                   1,551,748                     ---
                                        37,505                      31,428                  26,643
                                        19,835                      61,579                  14,452
                                        12,913                      50,531                  11,142
                                         6,169                      63,165                   2,137
                                        12,541                      65,434                   8,427
                                        55,386                     334,842                  19,136
                                        35,559                     275,713                  11,936
                                        28,501                     236,315                   8,047
                                           ---                         ---                     ---
                                        35,156                     190,594                  22,979
                                  ------------               -------------             -----------
                                     1,865,939                  16,495,320                 633,701
                                           ---                         ---                (231,422)
                                  ------------               -------------             -----------
                                     1,865,939                  16,495,320                 402,279
                                  ------------               -------------             -----------
                                     4,102,433                  (8,674,692)              3,002,681
                                  ------------               -------------             -----------



                                   (14,403,190)                 74,291,250              (2,407,631)
                                           ---                      28,876                     ---
                                    (2,123,913)                 (6,676,533)                280,158
                                           ---                      83,127                     ---

                                    12,418,206                 182,991,574              (2,865,348)
                                           ---                     780,066                 (29,133)
                                  ------------               -------------             -----------
                                    (4,108,897)                251,498,360              (5,021,954)
                                  ------------               -------------             -----------
                                  $     (6,464)              $ 242,823,668             $(2,019,273)
                                  ============              ==============             ===========


STATEMENTS OF CHANGES IN NET ASSETS







OPERATIONS:
  Net investment income..............................................................................................
  Net realized gains (losses) on investments.........................................................................
  Net increase (decrease) in unrealized appreciation on investments..................................................

    Net increase (decrease) in net assets resulting from operations..................................................


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................................................................................
  Net realized gains on investments..................................................................................

    Net distributions to shareholders................................................................................


FUND SHARE ACTIVITIES:
  Proceeds from shares issued........................................................................................
  Reinvested dividends from net investment income and distributions from net realized gains on investments...........
  Cost of shares redeemed............................................................................................

    Net increase (decrease) in net assets derived from Fund share activities.........................................


TOTAL INCREASE (DECREASE) IN NET ASSETS..............................................................................

NET ASSETS AT THE BEGINNING OF THE PERIOD............................................................................


NET ASSETS AT THE END OF THE PERIOD..................................................................................


UNDISTRIBUTED NET INVESTMENT INCOME..................................................................................



(1) Formerly the Large Cap Value Fund.
(2) After reduction of $38 in early redemption fees. See Note 5 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                    ----------------------------------------   ----------------------------------------
                                   Select                                     Value Plus
                                 Value Fund/(1)/                                 Fund
                    ----------------------------------------   ----------------------------------------

                        Year Ended          Year Ended                Year Ended         Year Ended
                      Dec. 31, 1999        Dec. 31, 1998            Dec. 31, 1999      Dec. 31, 1998
                    -----------------   -------------------    --------------------  -------------------
                     $      103,992       $      199,168         $      4,102,433     $      10,626,057
                            208,697               72,330              (16,527,103)           (3,254,234)
                           (164,645)            (198,786)              12,418,206           (35,114,200)
                     --------------       --------------         ----------------     -----------------
                            148,044               72,712                   (6,464)          (27,742,377)
                     --------------       --------------         ----------------     -----------------


                            (99,399)            (197,047)              (4,074,600)          (10,437,624)
                           (138,062)            (169,485)                      --              (539,961)
                     --------------       --------------         ----------------     -----------------
                           (237,461)            (366,532)              (4,074,600)          (10,977,585)
                     --------------       --------------         ----------------     -----------------


                         11,020,126            5,074,757              100,255,961           225,703,596
                            224,429              355,161                3,393,516             9,753,798
                        (12,062,437)          (4,776,114)            (186,817,673)(2)      (358,704,802)
                     --------------       --------------         ----------------     -----------------
                           (817,882)             653,804              (83,168,196)         (123,247,408)
                     --------------       --------------         ----------------     -----------------

                           (907,299)             359,984              (87,249,260)         (161,967,370)

                          8,025,340            7,665,356              174,313,996           336,281,366
                     --------------       --------------         ----------------     -----------------

                     $    7,118,041       $    8,025,340         $     87,064,736      $    174,313,996
                     ==============       ==============         ================      ================

                     $        6,714       $        2,121         $        230,288      $        201,118
                     ==============       ==============         ================      ================

STATEMENTS OF CHANGES IN NET ASSETS








OPERATIONS:
  Net investment income (loss)........................................................................................
  Net realized gains (losses) on investments..........................................................................
  Net increase (decrease) in unrealized appreciation on investments...................................................

    Net increase (decrease) in net assets resulting from operations...................................................


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............................................................................................
  Net realized gains on investments...................................................................................

    Net distributions to shareholders.................................................................................


FUND SHARE ACTIVITIES:
  Proceeds from shares issued.........................................................................................
  Proceeds from Fund merger...........................................................................................
  Reinvested dividends from net investment income and distributions from net realized gains on investments............
  Cost of shares redeemed.............................................................................................

    Net increase (decrease) in net assets derived from Fund share activities..........................................


TOTAL INCREASE (DECREASE) IN NET ASSETS...............................................................................

NET ASSETS AT THE BEGINNING OF THE PERIOD.............................................................................


NET ASSETS AT THE END OF THE PERIOD...................................................................................


UNDISTRIBUTED NET INVESTMENT INCOME...................................................................................



(1) After reduction of $9,400 in early redemption fees. See Note 5 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                    ----------------------------------------   ----------------------------------------
                                    Value                                     Government
                                     Fund                                        Fund
                    ----------------------------------------   ----------------------------------------

                        Year Ended          Year Ended                Year Ended         Year Ended
                      Dec. 31, 1999        Dec. 31, 1998            Dec. 31, 1999      Dec. 31, 1998
                    -----------------   -------------------    --------------------  -------------------
                     $   (8,674,692)      $    4,393,333         $      3,002,681     $       3,067,612
                         67,726,720           57,797,743               (2,127,473)              739,120
                        183,771,640         (289,725,122)              (2,894,481)              321,544
                     --------------       --------------         ----------------     -----------------
                        242,823,668         (227,534,046)              (2,019,273)            4,128,276
                     --------------       --------------         ----------------     -----------------


                                --            (3,004,029)              (3,001,225)           (3,069,809)
                         (3,274,636)         (33,890,119)                      --                   --
                     --------------       --------------         ----------------     -----------------
                         (3,274,636)         (36,894,148)              (3,001,225)           (3,069,809)
                     --------------       --------------         ----------------     -----------------


                        185,666,665          343,555,971               12,100,794            26,715,684
                                 --          104,944,820                       --                    --
                          3,033,426           33,363,615                2,377,908             2,330,317
                       (778,741,064)(1)     (798,592,335)             (21,583,715)          (23,781,051)
                     --------------       --------------         ----------------     -----------------
                       (590,040,973)        (316,727,929)              (7,105,013)            5,264,950
                     --------------       --------------         ----------------     -----------------

                       (350,491,941)        (581,156,123)             (12,125,511)            6,323,417

                      1,545,558,557        2,126,714,680               54,885,502            48,562,085
                     --------------       --------------         ----------------     -----------------

                     $1,195,066,616       $1,545,558,557         $     42,759,991      $     54,885,502
                     ==============       ==============         ================      ================

                     $     (299,572)      $           --         $             --      $             --
                     ==============       ==============         ================      ================

FINANCIAL HIGHLIGHTS

                                                                           Select Value Fund
                                                                  (formerly the Large Cap Value Fund)
                                                      -----------------------------------------------------------
                                                                                                 Oct. 11, 1996/(1)/
                                                       For the period ended December 31,            through
                                                       1999          1998          1997          Dec. 31, 1996
                                                      -----------------------------------------------------------
Per Share Data
Net asset value, beginning of period................. $11.94        $12.30        $10.50             $10.00
Income from investment operations:
  Net investment income..............................   0.17          0.30          0.11                 --
  Net realized and unrealized gains (losses)
   on investments....................................   0.04         (0.10)         2.28               0.50
                                                      ------        ------        ------             ------
   Total income from investment
    operations.......................................   0.21          0.20          2.39               0.50

Less distributions from:
  Net investment income..............................  (0.17)        (0.30)        (0.11)                --
  Net realized gains on investments..................  (0.25)        (0.26)        (0.48)                --
                                                      ------        ------        ------             ------
   Total distributions...............................  (0.42)        (0.56)        (0.59)                --
                                                      ------        ------        ------             ------
Net asset value, end of period....................... $11.73        $11.94        $12.30             $10.50
                                                      ======        ======        ======             ======
Total Return.........................................   1.95%         1.73%        22.91%              5.00%/(2)/

Ratios and Supplemental Data
  Net assets, end of period
   (in thousands).................................... $7,118        $8,025        $7,665             $2,441
  Ratio of net expenses to average
   net assets........................................   0.74%/(4)/    0.00%/(4)/    1.36%/(4)/         2.73%/(3)/
  Ratio of net investment income (loss)
   to average net assets.............................   1.38 /(4)/    2.37%/(4)/    1.14%/(4)/       (0.25)%/(3)/
  Portfolio turnover rate............................    160%           48%           30%                 1%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the years ended December 31, 1999, 1998 and 1997 would have been 2.58%, 1.92% and 2.00%, respectively, and the ratios of net investment income (loss) to average net assets would have been (0.46)%, 0.45% and 0.50%, respectively.

The accompanying Notes to Fixed Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                                                             Value Plus Fund
                                                      -------------------------------------------------------------
                                                                    For the year ended December 31,
                                                      1999          1998          1997         1996         1995
                                                      -------------------------------------------------------------
Per Share Data
Net asset value, beginning of period................. $ 13.80      $  16.13      $  13.73      $ 11.17      $  9.53
Income (loss) from investment operations:
  Net investment income..............................    0.46          0.62          0.48         0.38         0.41
  Net realized and unrealized gains (losses)
   on investments....................................   (0.25)        (2.32)         3.66         3.33         1.89
                                                      --------       -------       -------      -------      -------
   Total income from investment
    operations.......................................    0.21         (1.70)         4.14         3.71         2.30

Less distributions from:
  Net investment income..............................   (0.44)        (0.60)        (0.48)       (0.38)       (0.41)
  Net realized gains on investments..................      --         (0.03)        (1.26)       (0.77)       (0.25)
                                                      -------        -------       -------      -------      -------
   Total distributions...............................   (0.44)        (0.63)        (1.74)       (1.15)       (0.66)
                                                      -------        -------       -------      -------      -------
Net asset value, end of period....................... $ 13.57      $  13.80      $  16.13      $ 13.73      $ 11.17
                                                      ========     =========     =========     ========     ========
Total Return.........................................    1.67%       (10.78)%       30.60%       33.80%       24.39%
Ratios and Supplemental Data
  Net assets, end of period (in thousands)........... $87,065      $174,314      $336,281      $66,582      $19,123
  Ratio of net expenses to average
   net assets........................................    1.39%         1.24 %        1.12%        1.45%        1.54%
  Ratio of net investment income
   to average net assets.............................    3.05%         3.77 %        3.32%        3.23%        3.90%
  Portfolio turnover rate............................      82%           64 %          74%          73%         150%

The accompanying Notes to Financial Statements are an integral part of this Statement.

FINANCIAL HIGHLIGHTS

                                                                                   Value Fund
                                               -------------------------------------------------------------------------------------
                                                                            For the year ended December 31,
                                                        1999             1998             1997             1996            1995
                                               -------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period...........    $     29.29       $     33.87      $     31.65      $     27.95     $     22.72
Income (loss) from investment operations:
   Net investment income (loss)................          (0.21)/(1)/        0.08             0.17             0.06            0.13
   Net realized and unrealized gains
     (losses) on investments...................           7.52             (3.97)            7.09             5.78            6.63
                                                   -----------       -----------      -----------      -----------     -----------
     Total income (loss) from investment
     operations................................           7.31             (3.89)            7.26             5.84            6.76

Less distributions from:
   Net investment income.......................            --              (0.06)           (0.17)           (0.06)          (0.13)
   Net realized gains on investments...........          (0.10)            (0.63)           (4.87)           (2.08)          (1.40)
                                                   -----------       -----------      -----------      -----------     -----------
     Total distributions.......................          (0.10)            (0.69)           (5.04)           (2.14)          (1.53)
                                                   -----------       -----------      -----------      -----------     -----------
Net asset value, end of period.................    $     36.50       $     29.29      $     33.87      $     31.65     $     27.95
                                                   ===========       ===========      ===========      ===========     ===========
Total Return...................................          25.01%           (11.46)%          23.19%           20.99%          29.80%

Ratios and Supplemental Data
   Net assets, end of period (in thousands)....    $ 1,195,067       $ 1,545,495      $ 2,126,715      $ 1,626,760     $ 1,190,926
   Ratio of net expenses to average
     net assets................................           1.34%             1.15%            1.12%            1.23%           1.29%
   Ratio of net investment income (loss)
     to average net assets.....................          (0.70)%            0.22%            0.49%            0.22%           0.61%
   Portfolio turnover rate.....................             23%               36%              55%              31%             31%

(1) Net investment loss per share is calculated using average shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this Statement.

FINANCIAL HIGHLIGHTS

                                                                             Government Fund
                                                      -------------------------------------------------------------
                                                                     For the year ended December 31,
                                                       1999         1998          1997          1996         1995
                                                      -------------------------------------------------------------
Per Share Data
Net asset value, beginning of period................. $ 10.06      $  9.85       $  9.54       $  9.96      $  8.91
Income (loss) from investment operations:
  Net investment income..............................    0.57         0.57          0.58          0.59         0.60
  Net realized and unrealized gains (losses)
   on investments....................................   (0.95)        0.21          0.31         (0.42)        1.05
                                                      -------      -------       -------       -------      -------
   Total income (loss) from investment
   operations........................................   (0.38)        0.78          0.89          0.17         1.65

Less distributions from:
  Net investment income..............................   (0.57)       (0.57)        (0.58)        (0.59)       (0.60)
                                                      -------      -------       -------       -------      -------
   Total distributions...............................   (0.57)       (0.57)        (0.58)        (0.59)       (0.60)
                                                      -------      -------       -------       -------      -------
Net asset value, end of period....................... $  9.11      $ 10.06       $  9.85       $  9.54      $  9.96
                                                      =======      =======       =======       =======      =======
Total Return.........................................   (3.90)%       8.15%         9.69%         2.00%       19.00%
Ratios and Supplemental Data
  Net assets, end of period (in thousands)........... $42,760      $54,886       $48,562       $51,713      $66,261
  Ratio of net expenses to average
   net assets/(1)/...................................    0.80 %       0.76%         0.87%         1.06%        1.07%
  Ratio of net investment income to
   average net assets/(1)/...........................    5.93 %       5.73%         6.12%         6.36%        6.31%
  Portfolio turnover rate............................     185 %         90%          143%           30%          97%

(1) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, would have been 1.25%,
    1.16%, 1.20%, 1.21% and 1.22%, respectively, and the ratios of net investment income to average net assets would have been 5.48%, 5.33%, 5.79%, 6.21% and 6.16%, respectively.

The accompanying Notes to Financial Statements are an integral part of this Statement.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999
--------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Select Value Fund (formerly known as the Large Cap Value Fund), Value Plus Fund, Value Fund, and Government Fund, (the "Funds"), each of which is a diversified fund, are four of the eight series of funds issued by the Corporation at December 31, 1999.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Portfolio securities which are traded on stock exchanges are valued at the last sales price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At December 31, 1999 the Value Plus Fund had Federal income tax capital loss carryforwards of $260,654 expiring in 2006 and $18,713,439 expiring in 2007 and the Government Fund had Federal income tax capital loss carryforwards of $4,115,982 expiring in 2002, $858,458 expiring in 2003, $358,754 expiring in 2005 and $1,288,202 expiring in 2007. The Funds do not intend to make distributions of any future realized capital gains until their Federal income tax capital loss carryforwards are completely utilized.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 1999, the Select Value, Value Plus and Government Funds deferred, on a tax basis, post-October losses of $18,904, $807,244 and $947,210, respectively. Such amounts may be used to offset future capital gains.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends from the Government Fund are declared daily and distributed monthly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 1999, the Select Value and Value Funds utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Accordingly, at December 31, 1999, the Select Value and Value Funds recorded reclassifications to decrease undistributed net realized gains on investments and increase paid in capital by $118,438 and $20,331,293, respectively.

     (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

     (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (f) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Funds had the following open futures contracts at December 31, 1999:

          Value Fund
                         Number of   Expiration     Unrealized      Notional
          Type           Contracts      Date       Depreciation      Value
          ----           ---------      ----       ------------      -----
          Nasdaq 100       (125)     March 2000     $(217,349)    $(46,927,500)

          Government Fund
                         Number of   Expiration     Unrealized      Notional
          Type           Contracts      Date       Depreciation      Value
          ----           ---------      ----       ------------      -----
          U.S. Treasury      30      March 2000     $ (26,049)    $  2,728,125

     (g) The Select Value, Value Plus and Value Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

          For financial statement purposes, an amount equal to a short sale's settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (h) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act. At December 31, 1999, the Value Plus Fund held restricted securities equaling 5.3% of net assets.

          Restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Act, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors, are valued at fair value as furnished by independent pricing services. All other restricted securities are identified below.

          Value Plus Fund

                                                                                 Acquisition
          Security                     Par Amount    Cost          Fair Value       Date
          --------                     ----------    ----          ----------    -----------
          Source Capital Corporation
            Conv. Bond
            7.50% 03/01/2008           $1,400,000    $1,400,000    $1,004,994       2/98

     (i) The Government Fund may enter into dollar roll transactions with respect to mortgage securities in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Such transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase.

     (j) Each Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Select Value Fund may also purchase call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation.

          For the period from January 1, 1999 through December 31, 1999, the Funds had the following transactions in written covered call options:

          Value Fund

                                                                 Number of       Premium
                                                                 Contracts        Amount
                                                                 ---------       -------
           Balance at January 1, 1999                                   --            --
           Options opened (ICN Pharmaceuticals, Inc. 6/99)              420     $  83,127
           Options expired (ICN Pharmaceuticals, Inc. 6/99)            (420)      (83,127)
           Options closed                                               --            --
                                                                 ---------     ---------
           Balance at December 31, 1999                                 --     $      --
                                                                 =========     =========

     (k) The Value Plus and Value Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

     (l) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Deutsche Bank AG made available to seven of the eight series of funds issued by the Corporation, including the Select Value, Value Plus and Value Funds, a $100 million credit facility pursuant to a Credit Agreement ("Agreement"), most recently amended December 29, 1998. The primary purpose of the Agreement is to allow the applicable Funds to avoid liquidating securities under circumstances which the Advisor believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate plus 0.4% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the Funds' proportional daily average unutilized credit. Commitment fees accrued for the period from January 1, 1999 through December 31, 1999 for the Select Value, Value Plus and Value Funds amounted to $233, $3,418 and $37,045, respectively. During the period from January 1, 1999 through December 31, 1999, the following Funds utilized the credit facility:

                                  Outstanding       Average         Maximum
                                    Average         Interest      Outstanding        Interest
           Fund                  Daily Balance        Rate          Balance           Expense
           ----                  -------------      --------      -----------        --------
     Select Value Fund            $    28,219        5.64%        $ 1,200,000       $    1,614
     Value Plus Fund                2,597,260        5.57          18,100,000          144,929
     Value Fund                    28,125,753        5.42          74,200,000        1,551,748

(4)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds; the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund; and the Government Fund pays the Advisor a monthly management fee at the annual rate of 0.65% of the first $100 million of the Fund's average daily net assets, 0.50% of the next $400 million of average daily net assets, and 0.40% on average daily net assets in excess of $500 million.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of their daily net assets. Additionally, for the year ended December 31, 1999, the Distributor received for the Value Plus and Value Funds $4,500 and $145,066, respectively, for brokerage fees on the execution of purchases and sales of portfolio investments.

     Effective May 1, 1999, the Funds entered into an agreement with the Advisor to perform certain bookkeeping and accounting services. Under the terms of the agreement, each Fund pays the Advisor a monthly fee at an annual rate of $12,500 plus 0.0075% of average daily net assets over $50,000,000 for the Select Value and Value Funds; 0.0080% of average daily net assets over $50,000,000 for the Value Plus Fund; and 0.0085% of average daily net assets over $50,000,000 for the Government Fund.

     For the Select Value Fund, the Advisor voluntarily waived the entire management and distribution fees and reimbursed all other expenses through March 31, 1999. For the Government Fund, the Advisor collected a
28
     partial management fee at an annual rate of 0.25% of the Fund's average daily net assets through March 31, 1999. Effective April 1, 1999, the Advisor contractually committed to waive fees paid, through April 30, 2000, to the extent that annual fund operating expenses exceed 0.95% for the Select Value Fund and 0.80% for the Government Fund. After that date the Advisor may reinstate all or a portion of the Funds' fees or discontinue waivers and reimbursements at any time. If a Fund's operating expenses fall below the expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or such three-year period expires. For the period from April 1, 1999 to December 31, 1999, the Advisor waived/reimbursed expenses of $103,217 and $178,770 for the Select Value and Government Funds, respectively, which are subject to repayment by the Funds, expiring at December 31, 2002.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Early Redemption Fee

     For the Value Plus and Value Funds, certain shares purchased on or after October 1, 1999, that are redeemed or exchanged in less than 270 days, are assessed a fee of 1% of the current net asset value of the shares. The fee, applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as "paid in capital."

(6)  Deferred Organization Expenses

     For the Select Value Fund, organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Fund over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organization expenses and the related payable to the Advisor at December 31, 1999 for the Select Value Fund were $5,750. Reimbursement to the Advisor of this amount by the Fund will be subject to any expense limitations and reimbursements in effect for the Fund at the time.

(7)  Investment Transactions

     During the period from January 1, 1999 through December 31, 1999, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                             Select     Value
                              Value      Plus      Value     Government
                              Fund       Fund       Fund        Fund
                             -------   --------   --------   ----------
        Cost of purchases    $10,768   $110,160   $266,106    $113,528
        Proceeds from sales   10,923    196,732    899,194     125,430

        Included in these transactions were purchases and sales of U.S. obligations as follows (in thousands):

                             Select     Value
                              Value      Plus      Value     Government
                              Fund       Fund       Fund        Fund
                             -------   --------   --------   ----------
        Cost of purchases    $    --   $     --   $     --    $103,842
        Proceeds from sales       --         --         --     118,567

     At December 31, 1999, the gross unrealized appreciation and depreciation on securities for tax purposes were as follows (in thousands):

                             Select     Value
                              Value      Plus       Value     Government
                              Fund       Fund       Fund         Fund
                             -------   --------   ---------   ----------
        Appreciation         $   591   $ 12,042   $ 427,660    $    152
        Depreciation            (400)    (9,624)   (107,122)     (1,167)
                             -------   --------   ---------    --------

        Net Unrealized       $   191   $  2,418   $ 320,538    $ (1,015)
                             =======   ========   =========    ========

     At December 31, 1999, the cost of securities for Federal income tax purposes was as follows (in thousands):

                             Select           Value
                             Value             Plus         Value         Government
                              Fund             Fund          Fund            Fund
                          ------------   ------------    ------------    ------------
     Tax cost              $    7,258     $    83,524     $   886,443     $    43,786

(8)  Fund Share Transactions

     For the period from January 1, 1998 through December 31, 1999, Fund share transactions were as follows:

                                                             Select                 Value
                                                             Value                   Plus
                                                              Fund                   Fund
                                                         -------------        ---------------
     Shares issued                                           984,374               7,301,781
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments                 20,177                 259,697
     Shares redeemed                                      (1,069,670)            (13,782,321)
                                                         -------------        ---------------
     Net decrease in Fund shares                             (65,119)             (6,220,843)
                                                        ==============        ================

                                                             Value                Government
                                                              Fund                   Fund
                                                         -------------        ---------------
     Shares issued                                         6,267,508               1,240,691
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments                 97,413                 249,068
     Shares redeemed                                     (26,397,406)             (2,251,446)
                                                         -------------        ---------------
     Net decrease in Fund shares                         (20,032,485)               (761,687)
                                                        ==============        ================

     For the period from January 1, 1998 through December 31, 1998, Fund share transactions were as follows:

                                                             Select                  Value
                                                             Value                   Plus
                                                              Fund                   Fund
                                                         -------------        ---------------
     Shares issued                                           401,310              14,346,157
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments                 30,175                 642,360
     Shares redeemed                                        (382,841)            (23,197,247)
                                                         -------------        ---------------
     Net increase (decrease) in Fund shares                   48,644              (8,208,730)
                                                        ==============        ================

                                                              Value               Government
                                                              Fund                   Fund
                                                         -------------        ---------------
     Shares issued (non-merger)                           10,451,409               2,677,140
     Shares issued (merger related)                        3,534,686                      --
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments              1,151,769                 233,351
     Shares redeemed                                     (25,157,053)             (2,383,080)
                                                         -------------        ---------------
     Net increase (decrease) in Fund shares              (10,019,189)                527,411
                                                        ==============        ================

(9)  Transactions with Affiliates

     The following companies are affiliated with the Value Plus and Value Funds; that is, the Funds held 5% or more of the outstanding voting securities during the period from January 1, 1999 through December 31, 1999. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.

Value Plus Fund

                                           Share                                      Share                         Realized
                                         Balance at                                Balance at                        Gains
Security Name                           Jan. 1, 1999    Purchases       Sales     Dec. 31, 1999     Dividends       (Losses)
------------------------------------------------------------------------------------------------------------------------------
Cooker Restaurant Corporation              500,000       100,000      600,000              0         $ 50,000     $(2,594,419)
Decorator Industries, Inc.                 312,500        37,500          400        349,600           95,319            (315)
Hanover Foods Corporation (Class A)              0        50,500            0         50,500           47,218               0
Insteel Industries, Inc.                   430,800             0       30,800        400,000           77,118          13,991
Lufkin Industries, Inc.                     80,900       269,100            0        350,000          185,490               0
Oil-Dri Corporation of America             470,000             0      370,000        100,000          135,900        (783,538)
Tab Products Company                       211,100       288,900            0        500,000           81,425               0
WRP Corporation                                  0       400,000       26,000        374,000                0        (110,556)
                                                                                                     --------     ------------
                                                                                                     $672,470     $(3,474,837)
                                                                                                     ========     ============


Value Fund

                                           Share                                      Share                         Realized
                                         Balance at                                Balance at                        Gains
Security Name                           Jan. 1, 1999    Purchases       Sales     Dec. 31, 1999     Dividends       (Losses)
------------------------------------------------------------------------------------------------------------------------------
ACT Networks, Inc.                         823,100             0      823,100              0         $      0     $ 4,372,973
Advocat, Inc.                              530,500             0      530,500              0                0      (2,328,846)
Akita Drilling Ltd. (Class A)              748,600             0            0        748,600          145,862               0
Aldila, Inc.                               962,300        37,700    1,000,000              0                0      (2,011,399)
Align-Rite International, Inc.             300,000             0      300,000              0                0       1,743,641
Allied Healthcare Products, Inc.           775,000             0            0        775,000                0               0
The Alpine Group, Inc.                   1,008,100             0      108,100        900,000                0       1,224,743
American Buildings Company                 500,000             0      500,000              0                0       4,484,155
American Physicians Service Group, Inc.    187,200             0            0        187,200                0               0
Amwest Insurance Group, Inc.               242,000/(1)/        0            0        242,000           87,120               0
Asia Pacific Wire & Cable Corporation Ltd. 700,000         6,000            0        706,000                0               0
Badger Meter, Inc.                         200,000             0            0        200,000          144,000               0
Baldwin Piano & Organ Company              331,500             0      331,500              0                0      (1,798,267)
Bay Bancshares, Inc.                       124,900         1,400       29,800         96,500           36,018          35,396
Barrett Business Services, Inc.            625,000         7,400      249,100        383,300                0      (1,485,622)
Bitstream, Inc.                            492,200        90,000      582,200              0                0         957,494
BTG, Inc.                                  800,000             0            0        800,000                0               0
Buckhead America Corporation               184,600             0            0        184,600                0               0
Business Resource Group                    486,000        14,000            0        500,000                0               0
Cameron Ashley Building Products, Inc.     500,000             0            0        500,000                0               0
Campbell Resources, Inc.                12,000,000             0   12,000,000              0                0      (2,009,398)
Caretenders Health Corporation             308,900             0            0        308,900                0               0
Catalina Lighting, Inc.                    710,000             0            0        710,000                0               0
Catherine Stores Corporation               500,000             0      500,000              0                0       5,329,408
CHC Helicopter Corporation (Class A)       536,000        26,000            0        562,000                0               0
The Cherry Corporation (Class A)           957,000             0       12,200        944,800                0          13,443
Chic By H.I.S., Inc.                       985,000             0      985,000              0                0      (3,641,073)
Children's Broadcasting Corporation        680,000             0      680,000              0                0      (1,499,311)
Children's Comprehensive Services, Inc.    275,000       185,000            0        460,000                0               0
Chronimed, Inc.                            500,000       110,000      110,000        500,000                0          49,544
Ciprico, Inc.                              490,000             0      137,000        353,000                0        (216,773)
Clayton Williams Energy, Inc.              595,000             0      293,800        301,200                0         769,302
Cohesion Technologies, Inc.                878,500             0      878,500              0                0       1,029,306
Collagen Aesthetics, Inc.                  878,500             0      878,500              0                0       2,976,061
Comdial Corporation                        500,000        43,500        2,300        541,200                0             862
Commonwealth Industries, Inc.              963,200             0      263,200        700,000          179,520        (336,201)
Cross-Continent Auto Retailers, Inc.       859,100             0      859,100              0                0       2,491,192
Crown Central Petroleum Corp. (Class B)    800,000       100,000            0        900,000                0               0
CSP, Inc.                                  364,430/(2)/        0      364,430              0                0       1,689,029
Cyrk International, Inc.                 1,000,000       100,000    1,000,000        100,000                0      (4,123,558)
DataTRAK International, Inc./(3)/          600,000             0      364,946        235,054                0        (111,813)
Datron Systems, Inc.                       250,000             0            0        250,000                0               0
Davel Communications, Inc.                 360,184             0      360,184              0            3,602/(4)/ (3,087,114)

Value Fund [cont'd]

                                           Share                                      Share                         Realized
                                         Balance at                                Balance at                        Gains
Security Name                           Jan. 1, 1999    Purchases       Sales     Dec. 31, 1999     Dividends       (Losses)
------------------------------------------------------------------------------------------------------------------------------
Diamond Home Services, Inc.                569,000       251,000       820,000              0        $      0     $(4,164,347)
Digi International, Inc.                   510,000       265,000       185,000        590,000               0         198,161
Donnelly Corporation                       351,800        48,200             0        400,000         145,700               0
Duckwall-ALCO Stores, Inc.                 370,000             0             0        370,000               0               0
Durakon Industries, Inc.                   500,000             0       500,000              0               0       3,473,825
Dynamic Materials Corporation              250,000             0             0        250,000               0               0
ECC International Corporation              700,000             0       700,000              0               0         778,676
EDAP TMS S.A.                              790,000        50,000             0        840,000               0               0
Edusoft Ltd.                               373,400             0       373,400              0               0         594,130
Effective Management Systems, Inc.         375,000             0       375,000              0               0        (431,927)
Environmental Technologies Corporation     476,000             0       476,000              0               0      (3,577,017)
Executone Information Systems, Inc.      3,403,400       704,600     1,108,000      3,000,000               0       7,752,198
EZCorp, Inc. (Class A)                     700,000        18,100             0        718,100          35,453               0
FiberMark, Inc.                            391,600             0             0        391,600               0               0
Filene's Basement Corporation            2,000,000             0     2,000,000              0               0      (5,652,384)
Financial Industries Corporation           300,000             0             0        300,000               0               0
Flour City International, Inc.             500,000             0       500,000              0               0      (2,147,087)
Franklin Bank National Association         183,300         2,500             0        185,800          52,024               0
Gundle/SLT Environmental, Inc.             662,800             0             0        662,800               0               0
GZA GeoEnvironmental Technologies, Inc.    372,700             0             0        372,700               0               0
Hallmark Financial Services, Inc.        1,060,000             0             0      1,060,000               0               0
Hallwood Energy Corporation                477,540/(5)/        0             0        477,540               0               0
Hampshire Group Ltd.                       206,000        46,800             0        252,800               0               0
Hanover Foods Corporation (Class A)         50,500             0        50,500              0          13,888         426,938
Harding Lawson Associates Group, Inc.      327,500        73,100         8,000        392,600               0         (19,401)
Health Power, Inc.                         350,000             0        10,000        340,000               0         (94,250)
HealthRite, Inc.                           500,000             0       500,000              0               0      (1,167,026)
High Plains Corporation                  1,500,000             0             0      1,500,000               0               0
HMN Financial, Inc.                        250,500         2,700             0        253,200          80,600               0
Home Federal Bancorp                       290,250             0        22,000        268,250         138,624         393,121
Home Security International, Inc.          500,000             0       500,000              0               0      (4,081,864)
Hotelworks.com, Inc./(6)/                        0     1,000,000             0      1,000,000               0               0
Howell Corporation                         540,000             0       540,000              0          21,080      (3,988,603)
IEC Electronics Corporation                728,800             0       366,400        362,400               0      (2,218,481)
ImmuLogic Pharmaceutical Corp.           2,000,000             0     2,000,000              0               0      (1,309,991)
In Home Health, Inc.                       533,333             0        63,232        470,101               0           9,628
Intercontinental Life Corporation          451,600/(7)/        0             0        451,600               0               0
InterDigital Communications Corp.        4,500,000             0     2,500,000      2,000,000               0      28,894,359
International Aircraft Investors           430,000             0             0        430,000               0               0
International Airline Support Group, Inc.  250,000             0             0        250,000               0               0
Iwerks Entertainment, Inc.               1,100,000             0             0      1,100,000               0               0
Jaco Electronics, Inc.                     380,000             0             0        380,000               0               0
John B. Sanfilippo & Son, Inc.             355,000       145,000             0        500,000               0               0
K-Tron International, Inc.                 122,000        78,000             0        200,000               0               0
Kentucky Electric Steel Company, Inc.      450,000             0       346,500        103,500               0      (1,691,781)
LaCrosse Footwear, Inc.                    447,800        52,200             0        500,000          65,000               0
LAI Worldwide, Inc.                        610,000             0       610,000              0               0         283,495
Lindal Cedar Homes, Inc.                   405,400             0        60,000        345,400               0         (90,005)
Magal Security Systems Ltd.                650,000             0             0        650,000          65,000               0
Marten Transport Ltd.                      333,300             0             0        333,300               0               0
Martin Industries, Inc.                    450,000             0             0        450,000          28,350               0
Matrix Service Company                     600,000             0             0        600,000               0               0
Matrix Pharmaceutical, Inc.              2,100,000             0     1,227,000        873,000               0       5,277,208
Maxicare Health Plans, Inc.              1,000,000             0             0      1,000,000               0               0
Medical Graphics Corporation               543,450             0       543,450              0               0        (388,526)
Meadow Valley Corporation                  150,000       100,000             0        250,000               0               0
MFRI, Inc.                                 400,000             0             0        400,000               0               0
Minntech Corporation                       600,000             0             0        600,000          60,000               0

Value Fund [cont'd]

                                           Share                                      Share                         Realized
                                         Balance at                                Balance at                        Gains
Security Name                           Jan. 1, 1999    Purchases       Sales     Dec. 31, 1999     Dividends       (Losses)
------------------------------------------------------------------------------------------------------------------------------
MMI Companies, Inc.                        400,000     1,000,000            0      1,400,000         $252,000     $         0
Moore Medical Corporation                  200,000             0      200,000              0                0      (1,260,053)
Morgan Products Ltd.                       850,000             0      850,000              0                0      (1,340,874)
Motor Club of America                      146,000        22,500            0        168,500                0               0
MYR Group, Inc.                            501,600             0        1,600        500,000           75,120           9,991
M/A/R/C, Inc.                              300,000             0      300,000              0           60,900       3,464,789
M-Wave, Inc.                               300,000             0        5,000        295,000                0           6,815
NABI, Inc.                               3,200,000             0       55,000      3,145,000                0          (1,155)
National Home Health Care Corp.            242,900       152,100            0        395,000                0               0
Networks North, Inc.                       200,000             0      102,500         97,500                0         (10,987)
New Brunswick Scientific Company, Inc.     304,850/(8)/        0      304,850              0                0         767,416
Northwest Equity Corporation                80,000             0       80,000              0           13,600       1,059,346
Nu Horizons Electronics Corporation        735,000/(9)/        0       85,000        650,000                0         254,076
O.I. Corporation, Inc.                     333,100             0        6,600        326,500                0           9,725
Ontro, Inc.                                333,900             0      333,900              0                0         (58,514)
Orthologic Corporation                   1,196,400       618,600            0      1,815,000                0               0
Osmonics, Inc.                           1,275,600             0      687,600        588,000                0      (4,695,599)
Outlook Group Corporation                  467,500             0            0        467,500                0               0
Patrick Industries, Inc.                   312,000         5,000            0        317,000           50,250               0
PDK Labs, Inc.                             380,000             0      380,000              0                0         479,260
Pentech International, Inc.                694,900        55,000            0        749,900                0               0
Petsec Energy Ltd. (ADR)                 2,108,300             0    2,108,300              0                0     (13,807,166)
Planar Systems, Inc.                       400,000       358,900      258,900        500,000                0      (1,318,720)
Play By Play Toys and Novelties, Inc.      400,000       340,000      740,000              0                0      (4,132,243)
PremiumWear, Inc.                          200,000         9,000            0        209,000                0               0
PXRE Corporation                           600,000             0      600,000              0          361,552      (6,130,270)
Ramsay Youth Services, Inc./(11)/          700,000       753,000      702,600        750,400                0      (1,610,040)
Raytel Medical Corporation                 880,000             0            0        880,000                0               0
Remington Oil & Gas Corporation          1,500,000             0      817,100        682,900                0      (2,875,097)
RightCHOICE Managed Care, Inc. (Class A)   960,500             0      290,500        670,000                0        (964,004)
Riviera Tool Company                       336,262/(12)/       0            0        336,262                0               0
The Rottlund Company, Inc.                 550,000         6,000            0        556,000                0               0
Roy F. Weston, Inc. (Class A)              990,000             0            0        990,000                0               0
Salient 3 Communications, Inc.             300,000       102,500            0        402,500                0               0
Saucony, Inc. (Class B)                    610,000             0      210,000        400,000                0       3,828,096
Scan-Optics, Inc.                          550,000        50,000            0        600,000                0               0
The Seibels Bruce Group, Inc.              500,000       150,000      650,000              0                0      (2,234,357)
Sholodge, Inc.                             550,000             0       20,000        530,000                0        (103,754)
Six Rivers National Bank                    93,300             0            0         93,300                0               0
Smartflex Systems, Inc.                    550,000        50,000      600,000              0                0         612,274
Southern Energy Homes, Inc.                950,000       150,000    1,100,000              0                0      (4,727,063)
SpaceLabs Medical, Inc.                          0       500,000            0        500,000                0               0
Spar Group, Inc./(10)/                     545,000             0      545,000              0                0      (1,740,443)
Speizman Industries, Inc.                  296,000         6,000        2,000        300,000                0           1,190
Starcraft Corporation                      400,000             0      400,000              0                0         811,190
Strattec Security Corporation              497,000             0      200,000        297,000                0       3,242,414
Strouds, Inc.                              700,000             0      700,000              0                0        (860,018)
Sunrise International Leasing Corporation  630,000             0      630,000              0                0          56,031
Suprema Specialties, Inc.                  340,600             0      340,600              0                0       1,020,447
Technology Research Corporation            500,000             0      500,000              0            4,025      (1,687,746)
Tech-Sym Corporation                       353,000             0       84,400        268,600                0        (381,273)
Teltrend, Inc.                             500,000             0      176,100        323,900                0       2,145,657
Tipperary Corporation                    1,300,000             0    1,300,000              0                0      (4,498,423)
Todhunter International, Inc.              490,000             0            0        490,000                0               0
Trak Auto Corporation                      490,500             0      490,500              0                0      (1,006,115)
TransCoastal Marine Services, Inc.         850,000       150,000            0      1,000,000                0               0
Trimark Holdings, Inc.                     400,000             0      400,000              0                0        (713,038)

Value Fund [cont'd]

                                           Share                                      Share                           Realized
                                         Balance at                                Balance at                          Gains
Security Name                           Jan. 1, 1999    Purchases       Sales     Dec. 31, 1999      Dividends        (Losses)
---------------------------------------------------------------------------------------------------------------------------------
Urocor, Inc.                               500,000       200,000            0        700,000        $         0     $          0
U.S. Global Investors, Inc.                588,300        66,700       55,000        600,000                  0           40,309
Verdant Brands, Inc.                     1,311,000             0    1,311,000              0                  0       (1,348,224)
Webco Industries, Inc.                     300,000       175,500            0        475,500                  0                0
World of Science, Inc.                     286,000        14,000      300,000              0                  0       (1,007,990)
Zindart Ltd. (ADR)                         315,700       134,300            0        450,000                  0                0
                                                                                                    -----------     -------------
                                                                                                    $ 2,119,288     $(19,127,917)
                                                                                                    ===========     =============

(1)   Adjusted for 10% stock dividend.
(2)   Adjusted for 10% stock dividend.
(3)   Name changed from Collaborative Clinical Research, Inc.
(4)   Proceeds from sale of rights $0.01/share.
(5) Adjusted for Hallwood Consolidated Resource Corporation merger into Hallwood Energy Corp. for $1.5918/share.
(6) Name changed from Hospitality Worldwide Services, Inc. effective December 29, 1999.
(7)   Adjusted for 2 for 1 stock split.
(8)   Adjusted for 10% stock dividend.
(9)   Adjusted for 5% stock dividend.
(10)  Name changed from PIA Merchandising Services, Inc.
(11)  Name changed from Ramsay Health Care, Inc.
(12)  Adjusted for 5% stock dividend.




                     END OF NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)

In early 2000, shareholders received information regarding all distributions paid to them by the Funds during calendar year 1999. The Funds hereby designate the following amounts as long-term capital gain distributions.

                    Select      Value                                   Mid Cap
                    Value       Plus         Value       Government      Value
                     Fund       Fund         Fund           Fund         Fund
--------------------------------------------------------------------------------
Capital Gains      $138,062     $  --     $18,836,147      $  --         $  --
 Taxed @ 20%

The amounts above include $17,048,369 of earnings and profits distributed to shareholders on redemptions for the Value Fund.

For the Select Value, Value Plus, Value, and Mid Cap Value Funds, the percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended December 31, 1999, is 61.07%, 53.79%, 0.00% and 0.00%, respectively.

Shareholder Meeting Voting Results (Unaudited)

A Special Meeting of the shareholders of the Mid Cap Value Fund was held at 758 North Broadway, Milwaukee, Wisconsin, on November 30, 1999. The shareholders cast the following vote on the proposal presented, as applicable:

Proposal - To consider and adopt a Plan of Liquidation pursuant to which the Fund's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders.

                          Yes            No        Abstain
                       ---------      --------    ---------
Mid Cap Value Fund      390,530        25,153       31,236

                              [LOGO APPEARS HERE]

                                 Value Report

                               December 31, 1999

                           Notes on value investing
                        for investors in the Heartland
                                Municipal Funds

                                Annual Report
                                to Shareholders


                           Heartland Short Duration
                           High-Yield Municipal Fund

                             Heartland High-Yield
                              Municipal Bond Fund

Value Report

It Was The Best of Times. It Was The Worst of Times.

We have reversed the opening lines of Charles Dickens's A Tale of Two Cities to
                                                        --------------------
describe this year's bond market. 1999 was actually the worst year for the bond market in the last century. If you look at the numbers from the bond market peak in October, 1998, it truly has been the worst of times. From its peak to trough over this 14 month period, Treasury Bond futures declined 18% and municipal bond futures dropped 17%.

In 1999, municipal bonds generally under-performed Treasuries. In general, municipal bond credit quality remained quite good, but just about everything else that could go wrong in the muni bond market did. Supply was strong, and the combination of tax-loss selling, the flight of corporate capital from the market, and municipal bond fund redemptions weakened demand considerably. Add rising interest rates and Y2K jitters to this mix and the end result was sharply declining muni-bond prices.

Why was 1999 also the best of times? Heartland's Short Duration High-Yield Municipal Fund delivered positive returns and the High-Yield Municipal Bond Fund experienced a very modest decline in this dreadful municipal bond market. The positive 3-year track record for both funds was recognized by Morningstar Inc. who awarded each fund its highest rating of 5-stars among 1636 municipal funds in the Municipal Bond Category for the three year period ended 12/31/99./1/

How did we accomplish this? Primarily by reducing duration and, therefore, interest rate exposure in anticipation of a very robust economy, and through comprehensive fundamental research on non-rated bonds providing a material yield advantage over rated issues of comparable credit quality.

For new cash commitments, we also view municipal bonds' outstanding value relative to Treasuries and U.S. common stocks as a "best of times" situation. At year-end, municipal bond yields were 96% of Treasury Bond yields. With muni and Treasury yields almost equal, the after-tax return advantage of municipal bonds is very near historic highs. We have seen it reach peaks like this before, but we can't remember a time when muni yields stayed as high relative to Treasury yields for such an extended period of time. Also, on a risk adjusted basis, we feel after-tax municipal bond yields are quite attractive relative to historical returns from stocks.

Looking Ahead

In the municipal bond market, we are beginning to see a modest reduction in new issuance and dealer inventories, and with January traditionally being a very active call month (issuers retiring or "calling in" bonds), supply should contract further. Tax-selling for 1999 is over and Y2K is no longer an issue. This should help stabilize demand. Also, "retail money" usually flows back into the municipal bond market after individuals pay their taxes on April 15th. This could positively affect the flow of funds in the municipal bond market.

                                                                    Value Report


Bonds Versus Stocks -- Another "Best of Times" Proposition

We are not in the business of stock market forecasting. However, with the S&P 500 Index near record highs and trading at over 26 times 2000 earnings, it is fair to say that large cap growth equities are richly valued and that the downside risk in the stock market has increased substantially. We would suggest that those high-flying S&P 500 Index funds, which have performed so well over the last four years and now comprise a big chunk of many investors' total assets, are no longer a conservative investment.

Sincerely,

/s/ Thomas J. Conlin          /s/ Greg D. Winston
    Tom Conlin, CFA               Greg Winston, CFA
    Portfolio Co-Manager          Portfolio Co-Manager


INVESTMENT PERFORMANCE

              Heartland Short Duration High-Yield Municipal Fund

                                                     Average annual total returns
  December     Equivalent taxable yield                as of December 31, 1999
SEC yield/2/   at a 39.6% federal rate    1-year                3-year          Since Inception (1/2/97)
   6.77%                11.21%            1.42%                 4.15%                    4.15%

                   Heartland High-Yield Municipal Bond Fund

                                                     Average annual total returns
  December     Equivalent taxable yield                as of December 31, 1999
SEC yield/2/   at a 39.6% federal rate    1-year                3-year          Since Inception (1/2/97)
   7.66%                12.68%            -2.45%                5.14%                    5.14%

/1/Morningstar proprietary ratings are based on 3-, 5-, and 10-year average annual returns (when available) in excess of three-month Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below the three-month Treasury bill returns. Ratings are subject to change every month. Of all funds in each category, 10% receive 5-stars and 22.5% receive 4-stars. Highly rated funds are defined as those funds that have a 4- or 5-star Morningstar rating.

/2/Yields shown are annualized yields for the 30 days ending 12/31/99. Total returns include reinvestment of all dividends and capital gain distributions. Performance data reflects fee waivers in effect during the period. Without subsidization of fees and expenses total returns would have been lower, and the SEC and equivalent taxable yields would have been 6.41% and 10.61% for the Short Duration High-Yield Municipal Fund and 7.17% and 11.87% for the High-Yield Municipal Bond Fund. Income may be subject to state, local and alternative minimum tax.

These Funds invest primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

Value Report

Heartland Short Duration High-Yield Municipal Fund

[THOMAS J. CONLIN PHOTO APPEARS HERE]


In 1999, the Fund returned 1.42% compared to the Lehman Brothers Non-Investment Grade 1-3 Year Municipal Bond Index's 3.66% advance. In fourth quarter 1999, the Fund returned -0.98% compared to the benchmark index's 0.69% gain.* For the one-year period ended December 31, 1999, the Fund was rated #1 out of 58 funds within it's Lipper High-Yield Municipal Debt Fund Category and ranked in the top 23% out of 101 funds in its Morningstar Municipal Bond Short-Term Category. For more information on the Fund, please see the Fund Fact Sheet on page 6.

Pioneering Elderly Care

[GREG D. WINSTON PHOTO APPEARS HERE]

"We all owe a debt of gratitude to those 50 women from Holyoke, who pioneered elderly care in western Massachusetts."

The Loomis House, Loomis Communities, and Pioneer Valley Living Center at Amherst are residential elderly care facilities tracing their origins to a group of 50 women in Holyoke, Massachusetts, who in 1902 began raising money for the Holyoke Home for the Aged. The original home was built using funds raised through card parties, strawberry festivals and donations from local philanthropists, including William Loomis.

Today, these three facilities provide 275 elderly housing units and the affiliated Loomis House Nursing Center provides skilled nursing care to their residents. Occupancy rates for the facilities are in the mid to high 90% range and demand remains strong.

The Fund owns $2 million Massachusetts Development Finance Agency 5%'s of 7/1/25, which can be put back to the issuer on 7/1/05. These bonds were issued to


On 12/31/99, the Fund held $2,000,000 par amount of the Loomis Communities, valued at $1,957,500 and representing 1.60% of the Fund's net assets.

*See page 3 for Fund's standardized returns.

                                                                    Value Report

refinance the debt used for acquiring Pioneer Valley Living Center and renovating the other facilities. Interest and principal for the bonds is payable from the revenues of all the facilities. The bonds are further secured by a first mortgage lien on the real estate and a reserve fund equal to maximum annual debt service.

We are pleased to help finance these quality elderly care facilities through owning what we view as an attractively priced and solid credit. We all owe a debt of gratitude to those 50 women from Holyoke, who pioneered elderly care in western Massachusetts.

                                          Short Duration                        Lehman 1-3yr. Non-Inv. Muni
Jan-97                                       10000                                           10000
                                             10138                                           10160
Jun-97                                       10349                                           10341
                                             10554                                           10560
Dec-97                                       10744                                           10709
                                             10832                                           10854
Jun-98                                       10995                                           10998
                                             11038                                           11140
Dec-98                                       11136                                           11290
                                             11302                                           11434
Jun-99                                       11322                                           11523
                                             11406                                           11623
Dec-99                                       11294                                           11703

                  Average Annual Total Returns as of 12/31/99
      1-year                   3-year            Since inception (1/2/97)
                   Short Duration High-Yield Municipal Fund

      1.42%                    4.15%                       4.15%

        Lehman Brothers Municipal 1-3yr Non-Investment Grade Bond Index

      3.66%                    5.39%                       5.39%


Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Value Report

Heartland High-Yield Municipal Bond Fund

[THOMAS J. CONLIN PHOTO APPEARS HERE]

In 1999, the Fund returned -2.45% compared to the Lehman Brothers Municipal Non-Investment Grade Bond Index's 1.80% loss. In fourth quarter 1999, the Fund returned -3.33% versus the benchmark index's 2.68% loss.* For the one-year period ended December 31, 1999, the Fund was rated #13 out of 58 funds in it's Lipper High-Yield Municipal Debt Fund Category. For more information on the Fund, please see the Fund Fact Sheet on page 7.

A Southern Revival

[GREG D. WINSTON PHOTO APPEARS HERE]

"Given its unique commitment to the community, we think the Housing Authority of Tupelo will do a great job taking care of its tenants and its bondholders."

The City of Tupelo, Mississippi is renovating Tupelo Apartment Homes, a low income (primarily elderly) housing project. Built between 1973 and 1989, the project consists of 242 air conditioned units in 26 wood-frame, brick exterior, two story buildings on 12.4 acres in town. Project amenities include a swimming pool and laundry facilities. The present occupancy rate is a low 63%, due to the many units currently off the market as renovations are being completed. However, demand appears to be strong, as evidenced by the 77% occupancy rate for the 48 units that became available on September 1, 1999.

The Fund owns $3 million of The Housing Authority of the City of Tupelo, Mississippi -- Multi-family Housing Revenue Refunding Bonds 7.25%'s of 1/1/29. These bonds are secured primarily by the gross revenues of the


On 12/31/99, the Fund held $3,000,000 par amount of the Tupelo Apartment Homes bonds, valued at $2,628,750 and representing 3.35% of the Fund's net assets.

*See page 5 for the Fund's standardized returns.

                                                                    VALUE REPORT

project. Additional security comes in the form of a first mortgage lien, fund balances, and an assignment of rents and leases. The issuer is also the manager of the project, and brings almost 50 years experience managing low income housing. Given its unique commitment to the community, we think the Housing Authority of Tupelo will do a great job taking care of its tenants and its bondholders. In addition, because of the positive demographics and the project manager's experience we have given these non-rated bonds a BB internal equivalent credit rating.


                 High Yield Muni    Lehman Non-Inv Muni
Jan-97                10000               10000
                      10167               10083
Jun-97                10482               10373
                      10778               10737
Dec-97                11167               11094
                      11304               11335
Jun-98                11564               11568
                      11774               11735
Dec-98                11911               11783
                      12125               11950
Jun-99                12055               11933
                      12019               11890
Dec-99                11619               11571


-------------------------------------------------
Average Annual Total Returns as of 12/31/99
     1-year
-------------------------------------------------
       High-Yield Municipal Bond Fund

   -2.45%            5.14%          5.14%
-------------------------------------------------
Lehman Municipal Non-Investment Grade Bond Index

   -1.80%            4.99%          4.99%
-------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

VALUE REPORT

Heartland Short Duration High-Yield Municipal Fund

This Fund seeks a high level of federally tax-exempt current income with a low degree of share price fluctuation. It invests chiefly in short and intermediate term municipal obligations of medium and lower quality, and maintains an average portfolio duration of three years or less.

--------------------------------------------------------------------------------
              Heartland Short Duration High-Yield Municipal Fund

--------------------------------------------------------------------------------

                     Equivalent taxable     Average annual total returns as
     December         yield at a 39.6%           of December 31, 1999
     SEC yield/1/       federal rate      1-year       3-year    since inception
--------------------------------------------------------------------------------
      6.77%                11.21%          1.42%        4.15%         4.15%
--------------------------------------------------------------------------------

FUND FACTS
Sales commission................      None    Net assets............ $122.2 mil.
Share price.....................     $9.56    Number of holdings....          71
Weighted average duration....... 3.00 yrs.    Inception.............      1/2/97

                                                                                                       % OF
TOP 5 HOLDINGS                                         COUPON           MATURITY         CALL        NET ASSETS
Jefferson County, TX Health Fac. Dev. Corp............ 8.875%          06/01/2021     06/01/2000       5.26%
Tarrant Cty., TX Health Fac. Dev. Corp................ 8.250           08/01/2028     08/01/2002       5.20
Allegheny County, PA Industrial Dev. Auth............. 6.800           01/01/2005         -            5.01
Tulsa County, OK Industrial Auth...................... 8.250           03/01/2020     03/01/2002       4.33
Independence, MO Tax Increment Revenue................ 8.750           04/01/2015     04/01/2004       4.14

PORTFOLIO COMPOSITION

                           [PIE CHART APPEARS HERE]

Nursing      27.14%
Retirement   24.04%
Multifamily  11.52%
Other         9.98%
Hospital     27.32%

Other revenue...................   8.20%
Resource recovery...............   7.82
Mental health...................   4.36
IDR.............................   2.75
Cash & equiv.................... -13.15

All information is as of December 31, 1999, and is subject to change.

/1/ Yields shown are annualized yields for the 30 days ended 12/31/99. Total returns include reinvestment of all dividends and capital gain distributions. Performance data reflects fee waivers in effect during the period. Without subsidization of fees and expenses total returns would have been lower, and the SEC and equivalent taxable yields would have been 6.41% and 10.61%. Income may be subject to state, local and alternative minimum tax.

This Fund invests primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

                                                                    VALUE REPORT

Heartland High-Yield Municipal Bond Fund

This Fund seeks to maximize after-tax total return by investing for a high level of current income that is federally tax-exempt. It invests chiefly in medium and lower quality municipal obligations. While the duration of its portfolio is unrestricted, the Fund expects to maintain an average duration of over five years.

              Heartland High-Yield Municipal Bond Fund
--------------------------------------------------------------------------------
                Equivalent taxable        Average annual total returns as
   December      yield at a 39.6%              of December 31, 1999
SEC yield/1/       federal rate        1-year       3-year     since inception
--------------------------------------------------------------------------------
   7.66%              12.68%          -2.45%        5.14%         5.14%
--------------------------------------------------------------------------------

FUND FACTS

Sales commission................       None    Net assets........... $78.5 mil.
Share price.....................      $9.50    Number of holdings...         54
Weighted average duration....... 10.40 yrs.    Inception............     1/2/97

                                                                                          % OF
TOP 5 HOLDINGS                                        COUPON    MATURITY       CALL     NET ASSETS
Worth, IL Nursing Home..............................  7.250%   12/15/2027   12/15/2002     4.49%
Tarrant County, TX Health Fac. Dev. Corp............  8.000    08/01/2025   08/01/2002     4.29
Tulsa County, OK Industrial Authority...............  7.250    03/01/2029   03/01/2002     3.91
Pike County, OH Hospital Facilities.................  7.000    07/01/2022   07/01/2007     3.48
Sumter County, FL Industrial Dev. Authority.........  6.750    04/01/2029   04/01/2009     3.45


PORTFOLIO COMPOSITION

                           [PIE CHART APPEARS HERE]

Nursing        29.73%
Mental health  14.83%
Hospital       11.87%
Other          13.57%
Multifamily    30.00%

Retirement..............  10.98%
Other revenue...........   6.54
Resource recovery.......   4.86
Water & sewer...........   2.45
Cash & equiv. .......... -11.26



All information is as of December 31, 1999, and is subject to change.

/1/ Yields shown are annualized yields for the 30 days ended 12/31/99. Total returns include reinvestment of all dividends and capital gain distributions. Performance data reflects fee waivers in effect during the period. Without subsidization of fees and expenses total returns would have been lower, and the SEC and equivalent taxable yields would have been 7.17% and 11.87%. Income may be subject to state, local and alternative minimum tax.

This Fund invests primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

VALUE REPORT

Definitions

Lehman Brothers Municipal 1-3 Year Non-Investment Grade Index is an unmanaged index and includes issues which have a maximum credit rating of Ba1, were issued as part of an offering of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of 1 to 3 years, and were issued after December 31, 1990.

Lehman Brothers Municipal Non-Investment Grade Index includes issues which have a maximum credit rating of Ba1, were issued as part of an offering of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of at least one year, and were issued after December 31, 1990.

Lipper High Yield Municipal Debt Fund Category is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective, consisting of 10 funds. Qualifying funds generally consist of those that invest at least 50% of their assets in lower rated municipal debt issues.

Morningstar Municipal Bond Short-Term Category consists of funds with an average duration of less than 4.5 years or an average maturity of less than 5 years.

                          Heartland Funds at a Glance



Heartland Advisors offers several ways to diversify your investments. Our focused value philosophy will complement holdings that are heavily growth oriented, and our funds offer solid asset allocation choices for both the fixed income and equity portions of your portfolio.

Our value style is aimed at rewarding patient, long-term investors by discovering under-researched, under-followed and under-valued companies. Fundamental to this approach is exhaustive proprietary analysis that seeks to identify catalysts which could return these companies to much higher valuations.

In general, with mutual funds, as with other investments, the higher the risk, the greater the potential return over time. Each investor should choose an investment strategy that matches his or her particular investment goals. For more complete information, including charges and expenses, call Heartland Advisors at 1.800.432.7856 for a prospectus. Read it carefully before you invest.






The Firstar Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                         The Heartland Family of Funds

                                  Value Fund

                                Value Plus Fund

                               Select Value Fund

                                Government Fund

                     Taxable Short Duration Municipal Fund

                   Short Duration High-Yield Municipal Fund

                        High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund
                    (available to Wisconsin residents only)

                           Firstar Money Market Fund


                      [LOGO APPEAR HERE] Heartland Funds
                      ----------------------------------
                           AMERICA'S VALUE INVESTORS

                        1.800.HEARTLN (1.800.432.7856)
                            WWW.heartlandfunds.com

                  Financial Advisor Services: 1.800.442.6391

                           Heartland Advisors, Inc.
                     789 N. Water St., Milwaukee, WI 53202
                           Distributor, Member SIPC.

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Income from the Wisconsin Tax Free Fund may be subject to alternative minimum tax and income from the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by a prospectus for the Fund(s) listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus or visit Heartland's website. Read it carefully before you invest. Printed on Recycled Paper

                                              [RECYCLED PAPER LOGO APPEARS HERE]

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                  SCHEDULE OF INVESTMENTS . December 31, 1999

-----------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     LONG-TERM INVESTMENTS - 110.62%                                  COUPON     MATURITY        VALUE
-----------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 110.62%

             ALABAMA - 2.85%
$  325,000   Valley, Alabama Special Care Facilities Finance Authority -
              Lanier Memorial Hospital......................................  4.650%    11/01/2002    $   316,063
 3,000,000   West Jefferson, Alabama Amusement & Public Park Authority -
              Visionland Alabama (Callable 02/01/2004)(a)...................  8.000     02/01/2021      3,161,250
                                                                                                      -----------
                                                                                                        3,477,313

             CONNECTICUT - 4.90%
 1,225,000   Connecticut State Development Authority -
              Alzheimer's Resource Center (a)...............................  6.875     08/15/2004      1,276,962
 4,625,000   Connecticut State Development Authority -
              Alzheimer's Resource Center
              (Callable 08/15/2004) (a).....................................  7.125     08/15/2014      4,705,937
                                                                                                      -----------
                                                                                                        5,982,899

             FLORIDA - 8.86%
 1,260,000   Lee County, Florida Industrial Development
              Authority - Cypress Cove at Healthpark,
              Florida, Inc. Project (Callable 10/01/2002)...................  5.625     10/01/2026      1,241,100
   890,000   Lee County, Florida Industrial Development
              Authority - Cypress Cove at Healthpark,
              Florida, Inc. Project.........................................  5.600     10/01/2004        866,637
   585,000   Lee County, Florida Industrial Development
              Authority - Cypress Cove at Healthpark,
              Florida, Inc. Project (a).....................................  5.700     10/01/2005        567,450
 1,745,000   Seminole County, Florida Industrial Development Authority -
              RHA/Fern Park MR, Incorporated (Callable 01/01/2000)..........  9.250     04/01/2012      1,797,350
 2,980,000   Sumter County, Florida Industrial Development Authority -
              Wecare Nursing Center (Callable 04/01/2004)...................  8.000     04/01/2014      3,114,100
 1,225,000   Tarpon Springs, Florida Health Facilities Authority -
              Helen Ellis Memorial Hospital (Callable 05/01/2001)...........  7.500     05/01/2011      1,226,531
 2,000,000   Tarpon Springs, Florida Health Facilities Authority -
              Helen Ellis Memorial Hospital (Callable 05/01/2001)...........  7.625     05/01/2021      2,010,000
                                                                                                      -----------
                                                                                                       10,823,168

             GEORGIA - 3.36%
 1,200,000   Clayton County, Georgia Development Authority IDR -
              Outboard Marine Corporation (Callable 04/01/2000).............  6.000     10/01/2002      1,179,000
 3,220,000   Houston County, Georgia Development Authority -
              Emerald Coast Housing (Callable 08/01/2008)...................  6.850     08/01/2018      2,930,200
                                                                                                      -----------
                                                                                                        4,109,200

             ILLINOIS - 6.76%
 4,805,000   Granite City, Illinois Hospital Facilities Revenue -
              St. Elizabeth Medical Center (Callable 01/01/2000)............  8.125     06/01/2008      4,666,986
 1,500,000   Illinois Health Facilities Authority - Bohemian Home -
              Tabor Hills Health Care (Callable 11/15/2003)(a)..............  5.250     11/15/2028      1,305,000
 2,430,000   Worth, Illinois Nursing Home Revenue - Belhaven
              Convalescent Center (Callable 12/15/2002).....................  6.200     12/15/2007      2,284,200
                                                                                                      -----------
                                                                                                        8,256,186

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
             SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999

-----------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     LONG-TERM INVESTMENTS - 110.62% [cont'd]                         COUPON     MATURITY        VALUE
-----------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 110.62% [cont'd]

             IOWA - 6.21%
$4,000,000   Cedar Rapids, Iowa First Mortgage Revenue -
              Cottage Grove Place (Callable 07/01/2005) (a).................  5.625%    07/01/2028     $4,000,000
 1,500,000   Elk Horn, Iowa Health Care Facility -
              Salem Lutheran Homes (Callable 04/01/2003)....................  7.250     04/01/2018      1,460,625
 1,335,000   Iowa Finance Authority Health Care Facilities -
              Care Initiatives (a)..........................................  5.500     07/01/2008      1,256,569
   900,000   Ottumwa, Iowa Revenue - Penn Place -
              Regional Retirement Living (Callable 02/15/2003)..............  5.150     02/15/2028        867,375
                                                                                                       ----------
                                                                                                        7,584,569

             LOUISIANA - 4.60%
 3,875,000   Louisiana Health Education Authority -
              Lambeth House (Callable 01/01/2007) (a).......................  5.625     01/01/2028      3,681,250
 1,835,000   Louisiana Public Facilities Authority -
              Beverly Enterprises, Incorporated
              (Callable 09/01/2002).........................................  8.250     09/01/2008      1,933,631
                                                                                                       ----------
                                                                                                        5,614,881

             MASSACHUSETTS - 3.05%
   945,000   Massachusetts Industrial Finance Agency - Glenmeadow
              Retirement Community (Callable 02/15/2003)....................  5.000     02/15/2026        923,738
   970,000   Massachusetts Industrial Finance Agency - Glenmeadow
              Retirement Community (Callable 02/15/2006)....................  5.250     02/15/2026        929,988
 2,000,000   Massachusetts Development Finance Agency -
              Loomis Communities (Callable 07/01/2005)......................  5.000     07/01/2025      1,872,500
                                                                                                       ----------
                                                                                                        3,726,226

             MINNESOTA - 4.31%
   900,000   Maplewood, Minnesota Health Care Facility -
              Healtheast Care System (Callable 11/15/2001)..................  5.800     11/15/2003        871,875
 2,000,000   South St. Paul, Minnesota Housing and
              Redevelopment Authority - Healtheast Care System
              (Callable 11/01/2004).........................................  6.750     11/01/2009      1,952,500
 2,650,000   St. Paul, Minnesota Housing and Redevelopment Authority -
              Healtheast Care System (Callable 11/01/2003)..................  6.625     11/01/2017      2,434,688
                                                                                                       ----------
                                                                                                        5,259,063

             MISSOURI - 6.28%
 4,740,000   Independence, Missouri Tax Increment Revenue -
              Homart Development Company (Callable 04/01/2004)..............  8.750     04/01/2015      5,054,025
 2,880,000   Kansas City, Missouri - Industrial Development Authority
              Kingswood Project (Callable 11/15/2008).......................  5.375     11/15/2009      2,617,200
                                                                                                       ----------
                                                                                                        7,671,225

             NEW JERSEY - 4.64%
 3,485,000   New Jersey Economic Development Authority -
              Sayreville Senior Living Centre (Callable 04/01/2004).........  8.000     04/01/2014      3,711,525
 2,000,000   New Jersey Health Care Facilities Finance Authority -
              Trinitas Hospital (Callable 07/01/2010) (b)...................  7.375     07/01/2015      1,957,500
                                                                                                       ----------
                                                                                                        5,669,025

             NEW MEXICO - 0.80%
 1,000,000   Santa Fe County, New Mexico Project Revenue -
              El Castillo Retirement Residences (Callable 05/15/2000)(a)....  5.250     05/15/2028        971,250

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
             SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999

-----------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     LONG-TERM INVESTMENTS - 110.62% [cont'd]                         COUPON     MATURITY        VALUE
-----------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 110.62% [cont'd]

             NEW YORK - 5.29%
$2,855,000   Erie County, NY Industrial Development Agency -
              DePaul Properties, Incorporated (Callable 09/01/2002).........  6.500%    09/01/2018    $ 2,794,331
 3,655,000   Fulton County, NY Industrial Development Agency -
              Nathan Littauer Hospital Association (Callable 11/01/2001)....  7.000     11/01/2004      3,664,137
                                                                                                      -----------
                                                                                                        6,458,468

             OHIO - 3.46%
   887,544   Clark County, Ohio Industrial Development Revenue -
              Main Associates Project (Callable 01/01/2000).................  8.000     11/01/2005        850,932
 1,050,000   Montgomery County, Ohio Health Care Facilities -
              Friendship Village of Dayton (Callable 02/01/2001)(a).........  5.375     02/01/2022      1,026,375
 1,700,000   Montgomery County, Ohio Health Care Facilities -
              Friendship Village of Dayton (Callable 02/01/2003)............  5.500     02/01/2007      1,619,250
   745,000   Ohio Capital Corporation for Housing
              Bella Vista Section 8 Assisted Project........................  7.250     02/01/2002        731,963
                                                                                                      -----------
                                                                                                        4,228,520

             OKLAHOMA- 5.12%
 1,065,000   Tulsa County, Oklahoma Industrial Authority -
              Multifamily Housing 1st Mortgage Revenue
              (Callable 12/01/2005).........................................  7.400     12/01/2017        970,481
 5,135,000   Tulsa County, Oklahoma Industrial Authority -
              Tulsa-American Housing Foundation Apartments
              (Callable 03/01/2002).........................................  8.250     03/01/2020      5,289,050
                                                                                                      -----------
                                                                                                        6,259,531

             PENNSYLVANIA - 18.97%
   275,000   Allegheny County, Pennsylvania Hospital Development
              Authority - Allegheny Valley Hospital
              (Callable 08/01/2000).........................................  7.600     08/01/2001        271,906
   295,000   Allegheny County, Pennsylvania Hospital Development
              Authority - Allegheny Valley Hospital
              (Callable 08/01/2000).........................................  7.700     08/01/2002        289,837
 6,400,000   Allegheny County, Pennsylvania Industrial Development
              Authority - Lanchester Energy Partners........................  6.800     01/01/2005      6,120,000
 1,545,000   Cumberland County, Pennsylvania Industrial Development
              Revenue - Beverly Enterprises, Incorporated...................  5.300     10/01/2003      1,490,925
 2,000,000   Cumberland County, Pennsylvania Industrial Development
              Revenue - Beverly Enterprises, Incorporated
              (Callable 10/01/2003).........................................  5.500     10/01/2008      1,865,000
 4,270,000   Cumberland County, Pennsylvania Industrial Municipal
              Authority - Carlisle Hospital and Health Services
              (Callable 11/15/2004).........................................  6.800     11/15/2014      4,227,300
   586,000   Montgomery County, Pennsylvania Industrial Development
              Authority Revenue - Meadowood Corporation
              (Callable 01/01/2000).........................................  5.150     12/01/2003        566,955
 2,550,000   Philadelphia Authority for Industrial Development -
              The Baptist Home of Philadelphia
              (Callable 11/15/2000)(a)......................................  5.250     11/15/2028      2,460,750
   955,000   Scranton-Lackawanna Health & Welfare Authority -
              Moses Taylor Hospital.........................................  5.550     07/01/2004        910,831
 1,000,000   Scranton-Lackawanna Health & Welfare Authority -
              Moses Taylor Hospital.........................................  5.650     07/01/2005        945,000
   605,000   Washington County, Pennsylvania Hospital Authority -
              Cannonsburg General Hospital
              (Callable 06/01/2003).........................................  7.350     06/01/2013        582,313
 3,600,000   Westmoreland County, Pennsylvania Industrial Development
              Authority - Lancaster Energy Partners.........................  6.800     01/01/2005      3,447,000
                                                                                                      -----------
                                                                                                       23,177,817

                              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                             SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999
------------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     LONG-TERM INVESTMENTS - 110.62% [cont'd]                         COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 110.62% [cont'd]

             TEXAS - 16.62%
$1,000,000   Danforth, Texas Health Facilities Corporation -
              Heritage Duval Gardens (Callable 07/01/2003)..................  7.375%    07/01/2028    $    888,750
 6,405,000   Jefferson County, Texas Health Facilities Development
              Corporation - Baptist Healthcare System (Callable 06/01/2000).  8.875     06/01/2021       6,421,012
   190,000   Rusk County, Texas Health Facilities Corporation - Sugarland
              Retirement Communities (Callable 03/01/2000)..................  6.375     03/01/2006         181,213
   270,000   Rusk County, Texas Health Facilities Corporation - Sugarland
              Retirement Communities (Callable 03/01/2000)..................  6.500     03/01/2007         256,163
   155,000   Rusk County, Texas Health Facilities Corporation - Sugarland
              Retirement Communities (Callable 03/01/2000)..................  6.625     03/01/2008         146,281
 1,430,000   Rusk County, Texas Health Facilities Corporation - Sugarland
              Retirement Communities (Callable 03/01/2000)..................  7.500     03/01/2014       1,322,750
 1,800,000   Rusk County, Texas Health Facilities Corporation - Sugarland
              Retirement Communities (Callable 03/01/2000)..................  7.750     03/01/2019       1,656,000
 1,000,000   San Antonio, Texas Health Facilities Development Corporation -
              Beverly Enterprises, Incorporated (Callable 12/01/2002).......  8.250     12/01/2019       1,055,000
   810,000   Tarrant County, Texas Health Facilities Development
              Corporation - St. Joseph Long Term Care Facility
              (Callable 05/01/2001).........................................  6.500     05/01/2004         780,638
 6,930,000   Tarrant County, Texas Health Facilities Development
              Corporation - Westchester Retirement Communities
              (Callable 08/01/2002).........................................  8.250     08/01/2028       6,349,613
 1,345,000   Wharton, Texas Housing Development Corporation -
              University Place Apartments...................................  5.500     06/01/2010       1,242,444
                                                                                                      ------------
                                                                                                        20,299,864

             VIRGINIA - 2.48%
 1,250,000   Hopewell, Virginia Industrial Development Authority -
              Stone Container Corporation (Callable 06/01/2002).............  8.250     06/01/2016       1,323,437
 1,745,000   Newport News, Virginia Redevelopment & Housing Authority -
              St. Michael's Apartments (Callable 11/01/2002)................  7.625     11/01/2018       1,707,919
                                                                                                      ------------
                                                                                                         3,031,356

             WISCONSIN - 2.06%
 2,455,000   Wisconsin Health & Education Facilities Authority -
              Benchmark Healthcare of Wisconsin (Callable 10/15/2006).......  8.500     10/15/2026       2,528,650
                                                                                                      ------------

             TOTAL MUNICIPAL BONDS (Cost $141,224,239)............................................... $135,129,211
                                                                                                      ------------

             TOTAL LONG-TERM INVESTMENTS (Cost $141,224,239)......................................... $135,129,211
                                                                                                      ------------

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
             SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999

------------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     SHORT-TERM INVESTMENTS - 2.53%                                   COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 2.53%

             ALABAMA - 0.30%
$  370,000   Valley, Alabama Special Care Facilities Finance Authority -
              Lanier Memorial Hospital......................................  5.000%    11/01/2000    $    370,477

             MASSACHUSETTS - 1.04%
 1,260,000   Massachusetts Industrial Finance Agency - Reeds Landing
              Project (Callable 01/01/2000).................................  7.750     10/01/2000       1,267,661

             NEW JERSEY - 0.98%
 1,410,396   South Amboy, New Jersey Housing Authority - Shore Gate
              Village Grand Project (c)(d)..................................  6.000     12/20/1999       1,198,836

             PENNSYLVANIA - 0.21%
   255,000   Allegheny County, Pennsylvania Hospital Development Authority -
              Allegheny Valley Hospital.....................................  7.500     08/01/2000         253,651
                                                                                                      ------------
             TOTAL MUNICIPAL BONDS (Cost $3,295,699)................................................. $  3,090,625
                                                                                                      ------------
             TOTAL SHORT-TERM INVESTMENTS (Cost $3,295,699).......................................... $  3,090,625
                                                                                                      ------------
             TOTAL INVESTMENTS (Cost $144,519,938)............... 113.15%                             $138,219,836
             Liabilities, less cash and receivables.............. (13.15)                              (16,067,924)
                                                                  -------                             ------------
             TOTAL NET ASSETS.................................... 100.00%                             $122,151,912
                                                                  =======                             ============

             (a) All or a portion of security committed to cover collateral requirements for futures contracts and/or when-issued securities.
             (b)  When-issued security.
             (c)  Defaulted security.
             (d) Valued at fair value using methods determined by the Board of Directors.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                               HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                              SCHEDULE OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     LONG-TERM INVESTMENTS - 111.26%                                  COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 111.26%

             ALABAMA - 4.87%
$1,921,860   Mobile, Alabama Industrial Development Board -
              Mobile Energy Services (Callable 01/01/2005) (a).............   6.950%   01/01/2020  $   845,618
 1,985,000   Vance, Alabama Governmental Utility Services Corporation -
              Sewer Services Revenue (Callable 10/01/2007).................   7.500    10/01/2018    1,920,488
 1,000,000   West Jefferson, Alabama Amusement and Public Park Authority -
              Visionland Alabama (Callable 02/01/2004).....................   8.000    02/01/2021    1,053,750
                                                                                                   -----------
                                                                                                     3,819,856

             COLORADO - 1.16%
 1,000,000   Colorado Health Facilities Authority -
              Rocky Mountain Adventist (Callable 02/01/2003)...............   6.625    02/01/2013      911,250

             FLORIDA - 8.88%
 2,000,000   Mexico Beach, Florida Public Service Facilities -
              Heritage House of Sarasota (Callable 12/01/2002).............   8.000    12/01/2027    1,817,500
 2,370,000   Seminole County, Florida Industrial Development Authority -
              RHA/Fern Park MR, Incorporated (Callable 01/01/2000).........   9.250    04/01/2012    2,441,100
 3,135,000   Sumter County, Florida Industrial Development Authority -
              Wecare Nursing Center (Callable 04/01/2009)..................   6.750    04/01/2029    2,707,856
                                                                                                   -----------
                                                                                                     6,966,456

             GEORGIA - 2.95%
 2,575,000   Houston County, Georgia Development Authority -
              Grantley, Incorporated Project (Callable 04/01/2003).........   7.375    04/01/2028    2,317,500

             ILLINOIS - 12.51%
   200,000   Chicago, Illinois Health Facilities -
              Heritage Care of Chicago (Callable 07/01/2003)...............   7.200    07/01/2010      185,750
   200,000   Chicago, Illinois Health Facilities -
              Heritage Care of Chicago (Callable 07/01/2003)...............   7.300    07/01/2011      185,000
 1,000,000   Chicago, Illinois Health Facilities -
              Heritage Care of Chicago (Callable 07/01/2003)...............   7.625    07/01/2028      892,500
 1,870,000   Granite City, Illinois Hospital Facility Revenue -
              St. Elizabeth Medical Center (Callable 01/01/2000)...........   8.125    06/01/2008    1,816,238
 2,000,000   Illinois Development Finance Authority -
              Spring Grove Apartments (Callable 01/01/2009)................   7.000    01/01/2029    1,747,500
 2,450,000   Robbins Illinois Resource Recovery Revenue -
              Robbins Resource Recovery (Callable 10/15/2006)..............   8.375    10/15/2016    1,470,000
 3,950,000   Worth, Illinois Nursing Home Revenue - Belhaven
              Convalescent Center (Callable 12/15/2002)....................   7.250    12/15/2027    3,520,438
                                                                                                   -----------
                                                                                                     9,817,426

             INDIANA - 2.20%
   715,000   Beech Grove, Indiana Economic Development Revenue -
              Diplomat South Apartments (Callable 01/01/2003)..............   7.000    01/01/2028      656,012
 1,200,000   Beech Grove, Indiana Economic Development Revenue -
              Beech Grove Village Apartments (Callable 01/01/2003).........   7.000    01/01/2028    1,074,000
                                                                                                   -----------
                                                                                                     1,730,012

             LOUISIANA - 3.03%
 2,700,000   Louisiana Housing Finance Agency -
              Southside Villa Apartments (Callable 07/01/2003).............   7.000    07/01/2028    2,376,000

             MASSACHUSETTS - 3.40%
 2,985,000   Massachusetts Development Finance Agency -
              MCHSP Human Services Providers (Callable 07/01/2009).........   6.750    07/01/2018    2,667,844

                                HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                           SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999
--------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     LONG-TERM INVESTMENTS - 111.26% [cont'd]                         COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 111.26% [cont'd]

             MICHIGAN - 2.96%
$1,140,000   Redford Township, Michigan Economic Development Corporation -
              The Malachi Corporation (Callable 05/01/2003) (a)............   7.500%   05/01/2028   $1,001,775
 1,500,000   Riverview, Michigan Economic Development Corporation -
              The Malachi Corporation (Callable 05/01/2003) (a)............   7.500    05/01/2028    1,318,125
                                                                                                    ----------
                                                                                                     2,319,900

             MINNESOTA - 3.18%
 3,000,000   Cuyuna Range Hospital District (Callable 06/01/2007)..........   6.000    06/01/2029    2,493,750

             MISSISSIPPI - 3.35%
 3,000,000   Tupelo, Mississippi Housing Authority -
              Tupelo Apartment Homes (Callable 01/01/2004).................   7.250    01/01/2029    2,628,750

             MISSOURI - 3.79%
 1,350,000   Jackson County, Missouri Industrial Development Authority -
              Santa Fe Village (Callable 07/01/2004).......................   7.000    07/01/2019    1,215,000
   150,000   Jackson County, Missouri Industrial Development Authority -
              Santa Fe Village (Callable 07/01/2004).......................   7.000    07/01/2029      132,750
 1,675,000   St. Louis County, Missouri Industrial Development Authority -
              Dasal Caring Centers (Callable 12/01/2007)...................   7.750    12/01/2016    1,626,844
                                                                                                    ----------
                                                                                                     2,974,594

             NEW JERSEY - 5.01%
 1,500,000   New Jersey Health Care Facilities Finance Authority -
              Raritan Bay Medical Center (Callable 07/01/2004).............   7.250    07/01/2027    1,365,000
 2,965,000   New Jersey Economic Development Authority -
              Sayreville Senior Living Centre (Callable 04/01/2009)........   6.375    04/01/2029    2,564,725
                                                                                                    ----------
                                                                                                     3,929,725

             NEW YORK - 1.07%
   975,000   New York City Industrial Development Authority -
              A Very Special Place, Inc. (Callable 07/01/2009).............   5.750    01/01/2029      845,813

             OHIO - 4.80%
   435,000   Franklin County, Ohio Hospital Facilities -
              Worthington Christian Village................................   7.875    06/01/2005      413,793
   675,000   Franklin County, Ohio Hospital Facilities -
              Worthington Christian Village (Callable 06/01/2005)..........   8.000    06/01/2010      623,531
 3,000,000   Pike County, Ohio Hospital Facilities -
              Pike Health Services (Callable 07/01/2007)...................   7.000    07/01/2022    2,730,000
                                                                                                    ----------
                                                                                                     3,767,324

             OKLAHOMA - 9.58%
 3,000,000   Tulsa County, Oklahoma Industrial Authority -
              Multifamily Housing 1st Mortgage Revenue
              (Callable 12/01/2005)........................................   7.500    12/01/2027    2,692,500
 2,000,000   Tulsa County, Oklahoma Industrial Authority -
              Shadybrook Apartments (Callable 07/01/2003)..................   6.375    07/01/2028    1,762,500
 3,500,000   Tulsa County, Oklahoma Industrial Authority -
              Tulsa-America Housing Foundation Apartments
              (Callable 03/01/2002)........................................   7.250    03/01/2029    3,066,875
                                                                                                    ----------
                                                                                                     7,521,875

                                HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                           SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999
--------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     LONG-TERM INVESTMENTS - 111.26% [cont'd]                         COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 111.26% [cont'd]

             PENNSYLVANIA - 1.91%
$1,600,000   Westmoreland County, Pennsylvania Industrial Development
              Authority - Lanchester Energy Partners........................  7.000%   01/01/2008  $ 1,498,000

             TENNESSEE - 2.21%
   630,000   Shelby County, Tennessee Health, Education & Housing
              Facilities - Winfield Village of Cordova
              (Callable 08/29/2006).........................................  8.500    07/01/2026      633,150
 1,225,000   Sweetwater, Tennessee Industrial Development Board -
              Wood Presbyterian Home (Callable 01/01/2006)..................  7.750    01/01/2029    1,099,437
                                                                                                   -----------
                                                                                                     1,732,587

             TEXAS - 20.19%
 2,370,000   Bexar County, Texas Housing Finance Corporation -
              King's Point & Thompson Place Apartments
              (Callable 07/01/2003).........................................  7.000    07/01/2028    2,115,225
   665,000   Danforth, Texas Health Facilities Corporation -
              Sam Houston Long Term Care Facility
              (Callable 03/01/2004).........................................  8.250    03/01/2027      620,112
 1,500,000   Danforth, Texas Health Facilities Corporation -
              Heritage Duval Gardens (Callable 07/01/2003)..................  7.375    07/01/2028    1,333,125
 2,405,000   Edinburg, Texas Industrial Development Corporation -
              Water Park Project............................................  7.000    09/01/2006    2,056,275
 2,620,000   Edinburg, Texas Industrial Development Corporation -
              Water Park Project (Callable 09/01/2008)......................  7.500    09/01/2023    2,023,950
 3,000,000   Lubbock, Texas Health Facilities Development Corporation -
              Carillon, Inc. (Callable 07/01/2009)..........................  6.500    07/01/2019    2,681,250
 1,095,000   Rusk County, Texas Health Facilities Corporation -
              Sugarland Retirement Communities
              (Callable 03/01/2000).........................................  8.250    03/01/2028    1,000,556
 3,750,000   Tarrant County, Texas Health Facilities Development
              Corporation - Westchester Retirement Communities
              (Callable 08/01/2002).........................................  8.000    08/01/2025    3,365,625
   685,000   Tarrant County, Texas Health Facilities Development
              Corporation - St. Joseph Long Term Care Facility
              (Callable 05/01/2004).........................................  8.500    05/01/2027      653,319
                                                                                                   -----------
                                                                                                    15,849,437

             VIRGINIA - 2.91%
 2,500,000   Newport News, Virginia Redevelopment & Housing Authority -
              St. Michaels Apartment (Callable 11/01/2008)..................  7.250    11/01/2028    2,281,250

                                HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                           SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999
--------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     LONG-TERM INVESTMENTS - 111.26% [cont'd]                         COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 111.26% [cont'd]

             WISCONSIN - 11.30%
$1,535,000   Wisconsin Health & Education Facilities Authority -
              Benchmark Healthcare of Wisconsin
              (Callable 10/15/2006)........................................   8.500%   10/15/2026  $ 1,581,050
 2,430,000   Wisconsin Health & Education Facilities Authority -
              Benchmark Healthcare of Green Bay
              (Callable 05/01/2007)........................................   7.750    05/01/2027    2,311,539
   580,000   Wisconsin Health & Education Facilities Authority -
              Benchmark Healthcare of Green Bay
              (Callable 12/01/2008)........................................   6.750    12/01/2028      487,200
 2,000,000   Wisconsin Health & Education Facilities Authority -
              Community Rehabilitation Providers
              (Callable 12/01/2008)........................................   6.875    12/01/2023    1,795,000
 1,000,000   Wisconsin Health & Education Facilities Authority -
              RFDF, Incorporated Project (Callable 07/15/2007).............   7.375    07/15/2027      897,500
 2,000,000   Wisconsin Health & Education Facilities Authority -
              The Millennium Housing Foundation
              (Callable 07/01/2008)........................................   6.100    01/01/2028    1,797,500
                                                                                                   -----------
                                                                                                     8,869,789

             TOTAL MUNICIPAL BONDS (Cost $95,382,260)............................................. $87,319,138
                                                                                                   -----------

             TOTAL LONG-TERM INVESTMENTS (Cost $95,382,260)....................................... $87,319,138
                                                                                                   -----------

             TOTAL INVESTMENTS (Cost $95,382,260).................. 111.26%                        $87,319,138
             Liabilities, less cash and receivables................ (11.26)                         (8,835,453)
                                                                    ------                         -----------

             TOTAL NET ASSETS...................................... 100.0%                         $78,483,685
                                                                    ======                         ===========

(a) Defaulted security.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                     STATEMENTS OF ASSETS AND LIABILITIES . December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Short
                                                                       Duration
                                                                      High-Yield       High-Yield
                                                                       Municipal        Municipal
ASSETS:                                                                  Fund           Bond Fund
                                                                     ------------   -------------
     Investments in securities, at cost............................  $144,519,938   $  95,382,260
                                                                     ============   =============

     Investments in securities, at value...........................  $138,219,836   $  87,319,138
     Cash..........................................................       102,021          25,401
     Receivable from securities sold...............................       989,622               -
     Receivable from fund shares sold..............................       772,925          15,973
     Accrued interest..............................................     2,726,539       2,214,467
     Variation margin on open futures contracts....................         6,523               -
     Prepaid expenses..............................................         7,492           2,937
     Deferred organization expenses................................         9,457           9,457
     Receivable from Advisor for expense reimbursement.............        46,125          45,941
                                                                     ------------   -------------
        Total Assets...............................................   142,880,540      89,633,314
                                                                     ------------   -------------

LIABILITIES:
     Payable for securities purchased..............................     2,986,635               -
     Payable for fund shares redeemed..............................     3,625,174         797,516
     Short-term notes payable......................................    14,000,000      10,200,000
     Distributions payable.........................................        58,185         102,704
     Payable to Advisor for fund accounting fee....................         1,668           1,314
     Payable to Advisor for deferred organization expenses.........         9,457           9,457
     Accrued interest payable......................................         7,029           5,121
     Accrued expenses..............................................        40,480          33,517
                                                                     ------------   -------------
        Total Liabilities..........................................    20,728,628      11,149,629
                                                                     ------------   -------------
TOTAL NET ASSETS...................................................  $122,151,912   $  78,483,685
                                                                     ============   =============

NET ASSETS CONSIST OF:
     Paid in capital...............................................  $130,140,706   $  86,636,856
     Accumulated undistributed net investment income...............        22,897          20,350
     Accumulated undistributed net realized losses on investments..    (2,113,959)       (110,399)
     Net unrealized depreciation on investments....................    (5,897,732)     (8,063,122)
                                                                     ------------   -------------
TOTAL NET ASSETS...................................................  $122,151,912   $  78,483,685
                                                                     ============   =============

     SHARES OUTSTANDING, $.001 par value
      (100,000,000 shares authorized for each Fund)................    12,775,712       8,258,505
                                                                     ============   =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE.....  $       9.56   $        9.50
                                                                     ============   =============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                     STATEMENTS OF OPERATIONS
                                     For the period from January 1, 1999 to December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                              Short
                                                             Duration
                                                            High-Yield              High-Yield
                                                            Municipal                Municipal
INVESTMENT INCOME:                                             Fund                  Bond Fund
                                                          ------------             ------------
     Interest..........................................    $ 9,809,615             $  6,780,368
                                                          ------------             ------------
         Total investment income.......................      9,809,615                6,780,368
                                                          ------------             ------------
EXPENSES:
     Management fees...................................        609,797                  557,904
     Distribution fees.................................        381,123                  232,460
     Interest expense..................................        123,386                   83,149
     Transfer agent fees...............................        104,138                   70,971
     Registration fees.................................         34,478                   40,830
     Printing and communications.......................         19,008                   13,738
     Postage...........................................         18,281                   12,797
     Directors' fees...................................         17,446                   15,314
     Custodian fees....................................         15,513                   10,260
     Audit fees........................................         15,088                   12,847
     Fund accounting fees..............................         14,174                   10,958
     Legal fees........................................         10,054                    3,314
     Amortization of deferred organization expenses....          4,729                    4,729
     Other operating expenses..........................         31,327                   23,752
                                                          ------------             ------------
        Total expenses.................................      1,398,542                1,093,023
        Less: Fees paid indirectly.....................         (7,951)                  (5,519)
        Less: Expense reimbursement....................       (255,077)                (209,087)
                                                          ------------             ------------
        Net expenses...................................      1,135,514                  878,417
                                                          ------------             ------------
NET INVESTMENT INCOME..................................      8,674,101                5,901,951
                                                          ------------             ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Net realized gains (losses) on:
        Securities.....................................     (1,021,514)                (466,219)
        Futures contracts..............................      1,658,045                  558,676
     Net increase (decrease) in unrealized
      appreciation on:
        Securities.....................................     (7,288,604)              (8,369,746)
        Futures contracts..............................        411,514                    5,889
                                                          ------------             ------------
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS..........................................     (6,240,559)              (8,271,400)
                                                          ------------             ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS......................................    $ 2,433,542              $(2,369,449)
                                                           ===========              ===========

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Short Duration High-Yield          High-Yield Municipal
                                                                              Municipal Fund                     Bond Fund
                                                                      -----------------------------   -----------------------------
                                                                       Year Ended      Year Ended      Year Ended      Year ended
                                                                      Dec. 31, 1999   Dec. 31, 1998   Dec. 31, 1999   Dec. 31, 1998
                                                                      -------------   -------------   -------------   -------------
OPERATIONS:
     Net investment income.......................................     $   8,674,101   $   7,752,447   $   5,901,951  $   3,430,471
     Net realized gains (losses) on investments..................           636,531      (2,755,226)         92,457        151,394
     Net increase (decrease) in unrealized appreciation
      on investments.............................................        (6,877,090)        115,052      (8,363,857)      (146,572)
                                                                      -------------   -------------   -------------  -------------
        Net increase (decrease) in net assets resulting
         from operations.........................................         2,433,542       5,112,273      (2,369,449)     3,435,293
                                                                      -------------   -------------   -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.......................................        (8,684,665)     (7,752,971)     (5,912,027)    (3,430,471)
     Net realized gains on investments...........................                --              --              --       (591,377)
                                                                      -------------   -------------   -------------  -------------
        Total distributions to shareholders......................        (8,684,665)     (7,752,971)     (5,912,027)    (4,021,848)
FUND SHARE ACTIVITIES:
     Proceeds from shares issued.................................       112,656,415     160,079,181      84,344,005     91,876,973
     Reinvested dividends from net investment income
      and distributions from net realized gains on investments...         7,898,800       6,808,295       4,965,536      3,475,849
     Cost of shares redeemed.....................................      (141,795,585)   (135,545,191)    (75,999,185)   (51,919,536)
                                                                      -------------   -------------   -------------  -------------
        Net increase (decrease) in net assets derived
         from Fund share activities..............................       (21,240,370)     31,342,285      13,310,356     43,433,286
                                                                      -------------   -------------   -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........................       (27,491,493)     28,701,587       5,028,880     42,846,731
NET ASSETS AT THE BEGINNING OF THE PERIOD........................       149,643,405     120,941,818      73,454,805     30,608,074
                                                                      -------------   -------------   -------------  -------------
NET ASSETS AT THE END OF THE PERIOD..............................     $ 122,151,912   $ 149,643,405   $  78,483,685  $  73,454,805
                                                                      =============   =============   =============  =============
UNDISTRIBUTED NET INVESTMENT INCOME..............................     $      22,897   $         369   $      20,350  $          --
                                                                      =============   =============   =============  =============

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                        Short Duration High-Yield                              High-Yield Municipal
                                              Municipal Fund                                         Bond Fund
                             -------------------------------------------------     -------------------------------------------------
                                For the           For the      Jan. 2, 1997/1/        For the           For the      Jan. 2, 1997/1/
                              year ended         year ended       through           year ended        year ended         through
                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1997       Dec. 31, 1999     Dec. 31, 1998    Dec. 31, 1997
                             -------------     -------------   ---------------     -------------     -------------   ---------------
Per Share Data
Net asset value,
 beginning of period.......  $       9.98      $      10.15    $        10.00      $      10.38      $      10.45    $    10.00
Income (loss) from
 investment operations:
   Net investment income...          0.56              0.53              0.57              0.65              0.65          0.68
   Net realized and
    unrealized gains
    (losses) on
    investments............         (0.42)            (0.17)             0.15             (0.88)             0.03          0.48
                             -------------     -------------   ---------------     -------------     -------------   -----------
   Total income (loss)
     from investment
     operations............          0.14              0.36              0.72             (0.23)             0.68          1.16
                             -------------     -------------   ---------------     -------------     -------------   -----------
Less distributions from:
   Net investment income...         (0.56)            (0.53)            (0.57)            (0.65)            (0.65)        (0.68)
   Net realized gains on
    investments............            --                --                --                --             (0.10)        (0.03)
                             -------------     -------------   ---------------     -------------     -------------   -----------
    Total distributions....         (0.56)            (0.53)            (0.57)            (0.65)            (0.75)        (0.71)
                             -------------     -------------   ---------------     -------------     -------------   -----------
Net asset value, end of
 period....................  $       9.56      $       9.98    $        10.15    $         9.50    $        10.38    $    10.45
                             =============     =============   ===============     =============     =============   ===========
Total Return...............          1.42%             3.65%             7.44%            (2.45)%            6.66%        11.67%
Ratios and Supplemental
 Data
   Net assets, end of
    period
    (in thousands).........  $    122,152      $    149,643    $      120,942    $       78,484    $       73,455    $   30,608
   Ratio of net expenses
    to average net assets..          0.75%/2/          0.62%/2/          0.00%/2/          0.95%/3/          0.76%/3/      0.00%/3/
   Ratio of net investment
    income to average net
    assets.................          5.69%/2/          5.26%/2/          5.33%/2/          6.35%/3/          6.01%/3/      6.01%/3/
   Portfolio turnover rate.            71%              215%              175%               95%              223%          439%

(1) Commencement of operations.
(2) If there had been no fees paid indirectly or expense reimbursement and management fee waiver by the Advisor, the ratios of net expenses to average net assets for the periods ended December 31, 1999, December 31, 1998 and December 31, 1997 would have been 0.92%, 0.80% and 0.84%, respectively, and the ratios of net investment income to average net assets would have been 5.52%, 5.08% and 4.49%, respectively.
(3) If there had been no fees paid indirectly or expense reimbursement and management fee waiver by the Advisor, the ratios of net expenses to average net assets for the periods ended December 31, 1999, December 31, 1998 and December 31, 1997 would have been 1.18%, 1.08% and 1.25%, respectively, and the ratios of net investment income to average net assets would have been 6.12%, 5.69% and 4.76%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

               NOTES TO FINANCIAL STATEMENTS . December 31, 1999
--------------------------------------------------------------------------------
(1)  Organization

     The Heartland Group, Inc. ("the Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund ("the Funds"), each of which is a diversified fund, are two of the eight series of funds issued by the Corporation at December 31, 1999.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or loss may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is required.

         At December 31, 1999, the Short Duration High-Yield Municipal Fund had a Federal income tax capital loss carryforward of $27,690 expiring in 2005; $500,994 expiring in 2006; and $1,182,905 expiring in 2007. The
         High-Yield Municipal Bond Fund had a Federal income tax capital less carryforward of $110,399 expiring in 2007. The Funds do not intend to make distributions of any future realized capital gains until their Federal income tax capital loss carryforwards are completely utilized.

         Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

         Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Funds on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually.

     (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Funds amortize premium and accrete original issue discount on investments utilizing the effective interest method.

     (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (f) The Funds may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of their portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

         The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of the futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Funds had the following open short futures contracts at December 31, 1999:

         Short Duration High-Yield Municipal Fund

                                        Number       Expiration    Unrealized       Notional
          Type                        of Contracts       Date      Appreciation        Value
          ----                        ------------    ----------   ------------      --------
          Municipal Bond Index            (213)       March 2000     $402,370     $(19,695,844)

     (g) The Funds entered into a fee arrangement with their custodian bank which provided for a reduction in custody fees based upon net amounts of uninvested cash balances. The reduction of custody expenses is shown on the Statement of Operations as "Fees paid indirectly."

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility
     Deutsche Bank AG made available to seven of the eight series of funds issued by the Corporation, including the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, a $100 million credit facility pursuant to a Credit Agreement ("Agreement"), most recently amended December 29, 1998. The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances which the Advisor believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate plus 0.4% or the prime rate. Commitment fees are computed at a rate per annum equal to .08% of the Funds' proportional daily average unutilized credit. During the period from January 1, 1999 through December 31, 1999, the Short Duration High-Yield Municipal Fund had an outstanding average balance of $2,033,425 at an average interest rate of 5.66% and a maximum outstanding balance of $14,000,000; and the High-Yield Municipal Bond Fund had an outstanding average balance of $1,366,301 at an average interest rate of 5.73% and a maximum outstanding balance of $10,200,000. Interest expense and commitment fees accrued for the period from January 1, 1999 through December 31, 1999 were $123,386 and $3,804, respectively, for the Short Duration High-Yield Municipal Fund, and $83,149 and $3,555, respectively, for the High-Yield Municipal Bond Fund.

(4)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreements, the Short Duration High-Yield Municipal Fund pays the Advisor a monthly management fee at the annual rate of 0.40% of the average daily net assets of the Fund and the High-Yield Municipal Bond Fund pays the Advisor a monthly management fee at the annual rate of 0.60% of the average daily net assets of the Fund.

     Effective May 1, 1999, the Funds entered into an agreement with the Advisor to perform certain bookkeeping and accounting services. Under the terms of the agreement, each Fund pays the Advisor a monthly fee at an annual rate of $12,500 plus 0.0085% of average daily net assets over $50 million.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of their daily net assets.

     The Advisor voluntarily committed to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses for the Funds for the fiscal year ending December 31, 1997. Effective January 1, 1998, the Advisor reduced the amount of this waiver and reimbursement each month by 0.15% on an annualized basis, but voluntarily reimbursed the Funds to the extent that annual total fund operating expenses exceeded 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund.

     Effective May 1, 1999, the Advisor contractually committed to waive fees paid through April 30, 2000, to the extent that annual fund operating expenses exceed 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund. After that date, the Advisor may reinstate all or a portion of the Funds' fees or discontinue waivers and reimbursements at any time. If the Funds' operating expenses fall below the expense limitation, the Funds will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Funds have repaid the Advisor for the entire amount or such three-year period expires. For the period May 1, 1999 to December 31, 1999, the Advisor waived/reimbursed expenses of $191,372 and $159,963 for the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, respectively, which are subject to potential repayment by the Funds, expiring at December 31, 2002.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Deferred Organization Expenses

     Organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organizational expenses and the related payable to the Advisor at December 31, 1999, were $9,457 for each Fund. Reimbursement to the Advisor of these amounts by the Funds will be subject to the expense limitations and reimbursements in effect for the Funds at the time.

(6)  Investment Transactions
     During the period from January 1, 1999 through December 31, 1999, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                                                                 Short Duration  High-Yield
                                                                   High-Yield    Municipal
                                                                 Municipal Fund  Bond Fund
                                                                 --------------  ----------
     Cost of purchases                                           $   107,954     $  106,987
     Proceeds from sales                                             109,881         87,166

     At December 31, 1999, the gross unrealized appreciation and depreciation on securities for tax purposes were as follows (in thousands):

                                                                 Short Duration  High-Yield
                                                                   High-Yield    Municipal
                                                                 Municipal Fund  Bond Fund
                                                                 --------------  ----------
     Appreciation                                                $        45     $      417
     Depreciation                                                     (6,345)        (8,480)
                                                                 -----------     ----------
          Net Unrealized Depreciation                            $    (6,300)    $   (8,063)
                                                                 ===========     ==========

     Cost of investments is the same for financial reporting purposes and Federal income tax purposes.
(7)  Fund Share Transactions
     For the period from January 1, 1999 through December 31, 1999, Fund share transactions were as follows:

                                                                 Short Duration  High-Yield
                                                                   High-Yield    Municipal
                                                                 Municipal Fund  Bond Fund
                                                                 --------------  ----------
     Shares issued                                                11,386,623      8,250,843
     Reinvested dividends from net investment income                 802,077        494,372
     Shares redeemed                                             (14,412,482)    (7,562,899)
                                                                 -----------     ----------
     Net increase (decrease) in Fund shares                       (2,223,782)     1,182,316
                                                                 ===========     ==========

     For the period from January 1, 1998 through December 31, 1998 Fund share transactions were as follows:

                                                                 Short Duration  High-Yield
                                                                   High-Yield    Municipal
                                                                 Municipal Fund  Bond Fund
                                                                 --------------  ----------
     Shares issued                                                15,872,132      8,791,614
     Reinvested dividends from net investment income
       and distributions from net realized gains on investments      676,603        333,153
     Shares redeemed                                             (13,467,910)    (4,978,359)
                                                                 -----------     ----------
     Net increase in Fund shares                                   3,080,825      4,146,408
                                                                 ===========     ==========

                     END OF NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)

In early 2000, shareholders received information regarding all distributions paid to them by the Funds during calendar year 1999. No long-term capital gain distributions were designated. For the year ended December 31, 1999, all of the amounts distributed were from tax-exempt income.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Heartland Group, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Short Duration High-Yield Municipal Fund and the Heartland High-Yield Municipal Bond Fund (two of the eight portfolios of Heartland Group, Inc., and hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Milwaukee, Wisconsin                              PricewaterhouseCoopers LLP
February 7, 2000

                              [LOGO APPEARS HERE]

                           AMERICA'S VALUE INVESTOR


                                 Value Report

                               December 31, 1999

                           Notes on value investing

                        for investors in the Heartland

                            Wisconsin Tax Free Fund


                                 Annual Report
                                to Shareholders


                             Heartland Wisconsin
                                 Tax Free Fund

Value Report

[PATRICK J. RETZER PHOTO APPEARS HERE]

A Toast to the New Millennium

Dear Fellow Shareholders,

The last year of the millennium was a difficult one for bonds in general and municipal bonds in particular. A stronger than anticipated economy and rising inflation took its toll on virtually all fixed income sectors, and 1999 went on the books as the worst year for bonds in this century. Municipal bonds were hit especially hard, as supply surged with issuers rushing to get deals done before Y2K and demand plunged. Although the Heartland Wisconsin Tax Free Fund outperformed its market index and finished near the top of its competitive peer group, it still posted a modest loss for the year.

At issue today, is whether the economic and market forces that punished bonds in 1999 will persist in the year ahead. The consensus is expecting the economy to continue to barrel along, inflation to trend higher, and additional Federal Reserve rate hikes in the year 2000. This scenario is already fully discounted in bond prices.

We don't agree with the consensus. New home construction, generally a very accurate leading indicator of economic growth trends, slowed in the last two months of 1999. We believe after this year's holiday season extravagances, consumers will begin to tighten their purse strings and we will see further evidence of economic deceleration. The Federal Reserve may well hike short-term interest rates one or more times in early 2000. However, we think the Fed's commitment to fighting inflation will be viewed as good news for intermediate and long-term bonds, which we believe will rally in the year ahead.

Specific to the municipal bond market, we expect to see supply contract after last years Y2K prompted surge. Demand should stabilize as inflationary concerns diminish. The silver lining to last years muni bond market cloud is that municipal bond yields closed the year almost at parity with Treasury Bond yields. This gives municipal bonds an even greater after-tax return advantage over Treasuries.

As always, we remind Wisconsin residents that the Heartland Wisconsin Tax Free Fund is double tax-free*, providing an even greater after-tax return advantage than general municipal bond funds. We are also pleased to point out that the Fund outperformed the three other Wisconsin municipal

*For certain investors, a portion of the Fund's income may be subject to the alternative minimum tax. Other fees and expenses apply to a continued investment in the Fund and are described in the Fund's current prospectus.

                                                                    VALUE REPORT

[THOMAS J. CONLIN PHOTO APPEARS HERE]

bond funds currently available (all of which have sales loads/1/) for the year ended December 31, 1999 and continues to carry a 4-Star Morningstar rating (overall rating as of December 31, 1999, out of 1636 Municipal Bond Funds/2/). Being the biggest, and we like to think the best managed muni bond fund in Wisconsin, our size gives us the economies of scale the small competitors lack. This factor continues to have its advantages.

Sincerely,

/s/ Pat Retzer                 /s/ Thomas J. Conlin
Patrick J. Retzer, CPA         Thomas J. Conlin, CFA
Portfolio Co-Manager           Portfolio Co-Manager

/1/Other single state Wisconsin tax free funds include Principal Preservation WI Tax-exempt; Delaware Tax-Free WI (A, B, and C shares); and Nuveen Flagship WI Muni (A, B, and C shares). This should not be construed as an offer of shares for any other mutual fund company mentioned in this report. /2/The overall Morningstar Rating is the weighted average of the Fund's 3- and 5-year rankings which are 4- and 4-stars, respectively. The Morningstar ratings are based on 3-, 5-, and 10-year average annual returns (when available) with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month Treasury bill returns. Of all funds in each category; 10% receive 5-stars and 22.5% receive 4-stars.

The Value of Double Tax-Free Income

As you can see below, the Heartland Wisconsin Tax Free Fund is designed to produce income you can keep. And the higher your federal income tax bracket, the more benefit you realize from double tax-free investing.

As of December 31, 1999

AVERAGE ANNUAL TOTAL RETURNS        1-YEAR  5-YEAR  SINCE INCEPTION (4/3/92)
Wisconsin Tax Free Fund/3/          -3.27%   6.14%           5.12%

DECEMBER SEC TAX-FREE YIELD/4/            EQUIVALENT TAXABLE YIELDS/5/
             5.61%                    8.52%    8.92%     9.67%    10.30%
Your Federal Rate                    28.00%   31.00%    36.00%    39.60%
Maximum Effective Federal Rate/6/    29.40    32.60     37.80     41.60
Wisconsin Tax Rate                    6.77     6.77      6.77      6.77
Maximum Effective Combined Rate/7/   34.18    37.12     42.01     45.54

/3/Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Income from the Fund may be subject to the Alternative Minimum Tax.

/4/SEC annualized yield for the 30 days ended 12/31/99. /5/Equivalent taxable yield for the 30 days ended 12/31/99 at each applicable rate. /6/Based on federal rates, adjusted for the maximum phase-out of itemized deductions and personal exemptions in the applicable tax rate. /7/Based on the Wisconsin rate and the maximum effective federal rate, adjusted to reflect the deductibility of state taxes.

Value Report

[PATRICK J. RETZER PHOTO APPEARS HERE]


[THOMAS J CONLIN PHOTO APPEARS HERE]

"With Waukesha County the fastest growing county in Wisconsin, we expect demand to remain strong."

Heartland Wisconsin Tax Free Fund

In 1999, the Fund declined 3.27% versus the Lehman 20-year Municipal Bond Index's 4.69% loss. The Fund's relative peer rankings have been strong as indicated by the following table:


Lipper Inc.             Time Period     Percentile Ranking of Returns
-----------------------------------------------------------------------------
                        1-year          top 36th percentile out of 75 funds
-----------------------------------------------------------------------------
                        5-year          top 19th percentile out of 48 funds
-----------------------------------------------------------------------------
(Based on total returns for the Other States Municipal Debt Fund category as of 12/31/99)

Morningstar, Inc.       Time Period     Percentile Ranking of Returns
-----------------------------------------------------------------------------
                        1-year          top 20th percentile out of 715 funds
-----------------------------------------------------------------------------
                        5-year          top 31st percentile out of 542 funds
-------------------------------------------------------------------------------
(Based on total returns for the Municipal Bond Single State Long-Term category as of 12/31/99)

For standardized returns, please see the Fund Fact Sheet on page 4.

A River Runs By It

The beautiful Fox River runs through downtown Waukesha, Wisconsin. Riverwalk Apartments, 136 one and two-bedroom apartments in four separate buildings, sits on a pristine 6.5 acre site on the banks of the Fox. Underground parking and elevator service, and the projects close proximity to Bethesda Spring and Grede Parks makes the Riverwalk an appealing location for senior citizens. There are 28 units reserved for low-income households interspersed evenly throughout the project.

Completed in 1991, the Riverwalk Apartments have enjoyed occupancy rates in the mid to high 90% range from 1992 through 1998. As of September 1999, Riverwalk Apartments had a 97.8% occupancy rate. With Waukesha

                                                                    VALUE REPORT

County the fastest growing county in Wisconsin, we expect demand to remain strong. Owner/Manager Urban Land Interests, Inc. has been developing and managing real estate projects since 1976 and currently manages 551 residential units and 10 commercial buildings.

The Fund owns $750,000 of Waukesha, Wisconsin Housing Authority Revenue Refunding Bonds (Riverwalk Apartments) 5.625%'s of 12/01/20. Interest and principal on these bonds is payable solely from revenues from the project. The bonds are secured by a first mortgage lien on the real estate and there is a debt service reserve fund equal to approximately 87% of the maximum annual debt service. We have given these non-rated bonds a solid BBB internal equivalent credit rating.

Riverwalk Apartments is a quality facility serving the housing needs of Waukesha's senior citizens and low-income residents. We are pleased we've been able to help finance this project.

   WiTax Free      Lehman

Apr-92    10000    10000
          10546    10901
Dec-93    11686    12468
          10927    11553
Dec-95    12868    13971
          13359    14591
Dec-97    14436    16175
          15217    17279
Dec-99    14720    16468


Average Annual Total Returns as of 12/31/99
----------------------------------------------------
          Wisconsin Tax Free Fund
-3.27%              6.14%               5.12%
----------------------------------------------------
     Lehman 20 Year Municipal Bond Index
-4.69%              7.36%               6.66%
----------------------------------------------------
Past performance is not indicative of future results

At December 31, 1999, the Riverwalk Apartments bonds were valued at $666,563, representing 0.51% of the Fund's net assets.

VALUE REPORT


Portfolio Profile


OBJECTIVE

The Heartland Wisconsin Tax Free Fund seeks a high level of current income that is exempt from federal and Wisconsin personal income taxes.


AVERAGE ANNUAL TOTAL RETURNS           1-YEAR    5-YEAR SINCE INCEPTION (4/3/92)

Wisconsin Tax Free Fund/1/             -3.27%     6.14%       5.12%

DECEMBER SEC TAX-FREE YIELD/2/            EQUIVALENT TAXABLE YIELDS/3/
             5.61%                    8.52%     8.92%    9.67%   10.30%
Your Federal Rate                    28.00%    31.00%   36.00%   39.60%
Maximum Effective Federal Rate/4/    29.40     32.60    37.80    41.60
Wisconsin Tax Rate                    6.77      6.77     6.77     6.77
Maximum Effective Combined Rate/5/   34.18     37.12    42.01    45.54


FUND FACTS

Sales commission............None       Weighted average duration..... 10.13 yrs.
Share price.................$9.64      Net sales.....................$131.5 mil.
Weighted average maturity...21.59 yrs. Number of holdings...................178


TOP 5 HOLDINGS                              COUPON    MATURITY   % OF NET ASSETS

Milwaukee, WI Redevelopment Auth. - WI Ave.. 5.50%   09/1/2012        8.37%
Virgin Islands Public Finance Auth.......... 5.40    10/1/2012        3.57
Virgin Islands Public Finance Auth.......... 6.00    10/1/2022        3.36
Puerto Rico Commonwealth GO................. 4.50    07/1/2023        3.06
Milwaukee, WI Redev. Auth. - Schlitz Park... 5.50    01/1/2017        2.48


PORTFOLIO COMPOSITION

     Leasing       19.10%
                                        Gen. obligation.........  5.29%
                                        University..............  4.52
     Other revenue 16.83%               IDR.....................  3.94
                                        Toll road...............  2.83
                                        Nursing.................  2.65
     Retirement    13.34%               Sales...................  2.23
                                        Hospital................  1.94
     Multifamily   29.94%               Mental health...........  0.46
                                        Cash & equiv............ -3.07
     Other         20.79%


All information is as of December 31, 1999, and is subject to change.

/1/Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Income from the Fund may be subject to the Alternative Minimum Tax.

/2/SEC annualized yield for the 30 days ended 12/31/99. /3/Equivalent taxable yield for the 30 days ended 12/31/99 at each applicable rate. /4/Based on federal rates, adjusted for the maximum phase-out of itemized deductions and personal exemptions in the applicable tax rate. /5/Based on the Wisconsin rate and the maximum effective federal rate, adjusted to reflect the deductibility of state taxes.

Definitions


Lehman 20-Year Municipal Bond Index consists of bonds having a minimum credit rating of at least Baa, an outstanding par value of at least $3 million, and issued as part of a transaction of at least $50 million.

Lipper Other States Municipal Debt Funds Category is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds in the investment objective, consisting of 30 funds. Qualifying funds generally consist of those that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).

Morningstar Municipal Bond Single State Long-Term Category consists of single-state funds with an average duration of more than seven years or an average maturity of more than 12 years.

                         The Heartland Family of Funds

                                  Value Fund

                                Value Plus Fund

                               Select Value Fund

                                Government Fund

                     Taxable Short Duration Municipal Fund

                   Short Duration High-Yield Municipal Fund

                        High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund
                    (available to Wisconsin residents only)

                           Firstar Money Market Fund

                              [LOGO APPEARS HERE]
                              -------------------
                          AMERICA'S VALUE INVESTOR

                        1.800.HEARTLN (1.800.432.7856)
                            www.heartlandfunds.com

                  Financial Advisor Services: 1.800.442.6391

                           Heartland Advisors, Inc.
                     789 N. Water St., Milwaukee, WI 53202
                           Distributor, Member SIPC.

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Income from the Wisconsin Tax Free Fund may be subject to alternative minimum tax and income from the Short Duration High-Yeild Municipal Fund and the High-Yeild Municipal Bond Fund may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by a prospectus for the Fund(s) listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus or visit Heartland's website. Read it carefully before you invest.

                                              [RECYCLED PAPER LOGO APPEARS HERE]


                                                 HEARTLAND WISCONSIN TAX FREE FUND
                                            SCHEDULE OF INVESTMENTS . December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
        PAR
     AMOUNT   MUNICIPAL BONDS -- 103.07%                                                           COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------------------------
              WISCONSIN -- 81.30%
$    20,000   Amery, WI Housing Authority - Revenue Bonds........................................   7.375%  05/01/2005  $    20,455
    300,000   Appleton, WI Housing Authority - Industrial Park...................................   6.500   10/01/2016      282,375
  1,390,000   Appleton, WI Housing Authority - Industrial Park...................................   6.750   10/01/2026    1,292,700
    900,000   Bristol, WI Community Development Authority........................................   6.125   03/01/2012      905,625
  3,010,000   Brown County, WI Housing Authority - R.P. Terrace..................................   6.500   06/01/2019    2,991,188
    200,000   Brown County, WI Housing Auth. - Univ. Village Housing.............................   5.400   04/01/2017      177,000
  1,930,000   Cudahy, WI Community Development Authority.........................................   5.100   06/01/2017    1,787,663
  1,575,000   Cudahy, WI Community Development Authority.........................................   5.125   06/01/2019    1,437,188
     75,000   Dane County, WI Housing Authority - Forest Harbor Apts.............................   5.950   07/01/2013       75,188
     25,000   Dane County, WI Housing Authority - Forest Harbor Apts.............................   6.000   07/01/2014       25,063
    265,000   Deforest, WI Redev. Auth. - Lease Revenue Bonds....................................   6.200   02/01/2014      271,956
    435,000   Deforest, WI Redev. Auth. - Lease Revenue Bonds....................................   6.250   02/01/2018      442,613
    685,000   Eau Claire, WI Housing Auth. - London Hill.........................................   6.250   05/01/2015      662,738
    550,000   Elkhart Lake, WI Community Development Authority...................................   6.000   04/01/2015      550,000
    175,000   Evansville, WI Housing Authority - Baker Block Project.............................   5.750   12/01/2016      174,125
  1,000,000   Glendale, WI Community Development Authority.......................................   5.400   09/01/2018      918,750
  2,805,000   Green Bay, WI Housing Authority - Pheasant Run Project.............................   6.500   09/01/2019    2,738,381
  2,500,000   Green Bay, WI Housing Authority - Moraine Ridge....................................   6.150   12/01/2030    2,453,125
  1,000,000   Green Bay, WI Redevelopment Authority - Fort James Corp............................   5.600   05/01/2019      888,750
    100,000   Hartford, WI Community Development Authority.......................................   5.450   12/01/2002      102,000
    200,000   Hartford, WI Community Development Authority.......................................   5.800   12/01/2005      207,250
    210,000   Hartford, WI Community Development Authority.......................................   6.000   12/01/2007      218,663
    225,000   Hartford, WI Community Development Authority.......................................   6.100   12/01/2008      234,563
     55,000   Hudson, WI Christian Community Home................................................   6.700   05/01/2008       54,038
     75,000   Hudson, WI Christian Community Home................................................   6.800   05/01/2009       73,500
     65,000   Hudson, WI Christian Community Home................................................   6.900   05/01/2010       63,863
    250,000   Hudson, WI Christian Community Home................................................   7.000   05/01/2023      240,938
    250,000   Hudson, WI Wintergreen Apartments..................................................   6.000   07/01/2020      222,813
    725,000   Jackson, WI Community Development Authority........................................   5.100   12/01/2017      656,125
    635,000   La Crosse, WI Housing Authority - Ping Manor Project...............................   6.000   04/01/2005      620,713
  1,100,000   La Crosse, WI Housing Authority - Ping Manor Project...............................   6.375   04/01/2012    1,072,500
  1,760,000   La Crosse, WI Housing Authority - Forest Park Project..............................   6.375   12/01/2018    1,676,400
    350,000   La Crosse, WI Housing Authority - Washburn.........................................   6.500   10/01/2026      328,563
  1,000,000   La Crosse, WI Housing Authority - Meadow Wood Project..............................   6.250   01/01/2028      886,250
    100,000   Little Chute, WI Community Development Authority...................................   5.625   03/01/2019       96,375
    305,000   Madison, WI CDA - Dempsey Manor Project............................................   6.400   10/01/2018      292,800
    160,000   Madison, WI CDA - Dempsey Manor Project............................................   6.650   10/01/2025      150,200
  1,435,000   Madison, WI CDA - Edgewood College.................................................   6.250   04/01/2014    1,481,638
  1,000,000   Madison, WI CDA - Meriter Retirement Project.......................................   6.125   12/01/2019      925,000
    180,000   Madison, WI CDA - Second Mortgage - Revenue Bonds..................................   5.875   07/01/2016      172,125
    165,000   Markesan, WI CDA - Elderly Housing Revenue Bonds...................................   6.750   10/01/2009      163,350
    190,000   Markesan, WI CDA - Elderly Housing Revenue Bonds...................................   6.900   10/01/2011      189,288
    635,000   Mayville, WI Community Development Authority.......................................   5.600   04/01/2018      592,138
    100,000   Menomonee Falls, WI CDA - Village Square Project...................................   5.200   09/01/2009       90,750
    950,000   Menomonee Falls, WI CDA - Village Square Project...................................   5.350   09/01/2016      825,313
  1,270,000   Milwaukee, WI Housing Auth. - Renaissance Apartments...............................   5.250   01/01/2025    1,125,538
    215,000   Milwaukee, WI Housing Auth. - Blatz Apartments.....................................   7.500   12/01/2028      218,494
  1,755,000   Milwaukee, WI Re. Auth. - Wisc. Ave./M.L. King, Jr. Dr.............................   5.600   09/01/2009    1,781,325
 11,000,000   Milwaukee, WI Re. Auth. Dev. Ref - 2430 W. WI Ave Proj.............................   5.500   09/01/2012   11,013,750
  3,000,000   Milwaukee, WI Redevelopment Auth. - Campus Town....................................   5.700   11/01/2018    2,973,750
     55,000   Milwaukee, WI Redevelopment Auth. - Dynapro, Inc...................................   5.300   12/01/2007       55,206
     65,000   Milwaukee, WI Redevelopment Auth. - Dynapro, Inc...................................   5.350   12/01/2008       65,000
  3,250,000   Milwaukee, WI Redevelopment Auth. - Multifamily....................................   6.300   08/01/2038    3,189,063
  3,400,000   Milwaukee, WI Redevelopment Auth. - Schlitz Park...................................   5.600   01/01/2015    3,115,250
  3,615,000   Milwaukee, WI Redevelopment Auth. - Schlitz Park...................................   5.500   01/01/2017    3,262,538
    200,000   Milwaukee, WI Redevelopment Auth. - YWCA...........................................   5.150   06/01/2019      185,250
    215,000   Milwaukee, WI Redevelopment Auth. - YWCA...........................................   5.250   06/01/2019      200,219
    175,000   Milwaukee, WI Redevelopment Auth. - YWCA...........................................   5.200   06/01/2029      160,563
    750,000   Milwaukee, WI Redevelopment Auth. - YWCA...........................................   5.300   06/01/2029      690,000

                                                 HEARTLAND WISCONSIN TAX FREE FUND
                                       SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
        PAR
     AMOUNT   MUNICIPAL BONDS -- 103.07% [cont'd]                                                  COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------------------------
              WISCONSIN -- 81.30% [cont'd]
$    65,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000%  11/01/2003   $   53,544
     65,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000   11/01/2004       50,538
     70,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000   05/01/2005       52,850
     65,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000   11/01/2005       47,856
     70,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000   05/01/2006       49,875
     65,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000   11/01/2006       45,094
     70,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000   05/01/2007       46,988
     65,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000   11/01/2007       42,413
     70,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000   05/01/2009       40,775
     65,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000   11/01/2009       36,725
     70,000   New Berlin, WI Housing Authority - Apple Glen......................................   0.000   05/01/2010       36,313
  1,210,000   New Berlin, WI Housing Authority - Apple Glen......................................   6.700   11/01/2017    1,216,050
    650,000   New Berlin, WI Housing Authority - Apple Glen......................................   6.700   11/01/2020      653,250
    125,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.400   05/01/2008      125,313
    125,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.400   11/01/2008      125,313
    105,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.500   05/01/2009      105,394
    125,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.600   05/01/2010      125,781
    150,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.700   05/01/2011      151,313
    155,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.700   11/01/2011      156,356
    165,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.800   11/01/2012      166,856
    160,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.850   05/01/2013      161,800
    165,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.850   11/01/2013      166,856
    135,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.900   05/01/2014      136,519
    190,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   6.900   11/01/2014      192,138
  1,015,000   New Berlin, WI Housing Authority - Pinewood Creek..................................   7.125   05/01/2024    1,032,763
  1,000,000   New Richmond, WI Com. Dev. Auth. - Senior Housing..................................   5.850   10/01/2020      865,000
  3,000,000   New Richmond, WI Com. Dev. Auth. - Senior Housing..................................   6.000   10/01/2032    2,568,750
     80,000   Oak Creek, WI Housing Authority - Country Oaks II..................................   6.000   08/01/2010       76,500
  1,440,000   Oak Creek, WI Housing Authority - Country Oaks II..................................   6.200   08/01/2017    1,357,200
  2,980,000   Oak Creek, WI Housing Authority - Country Oaks II..................................   6.300   08/01/2028    3,024,700
     50,000   Oak Creek, WI Housing Authority - Wood Creek.......................................   0.000   07/20/2007       33,188
    125,000   Oak Creek, WI Housing Authority - Wood Creek.......................................   0.000   01/20/2011       67,188
    125,000   Oak Creek, WI Housing Authority - Wood Creek.......................................   0.000   07/20/2011       65,313
     65,000   Oak Creek, WI Housing Authority - Wood Creek.......................................   0.000   01/20/2012       32,825
    125,000   Oak Creek, WI Housing Authority - Wood Creek.......................................   0.000   01/20/2013       59,531
    125,000   Oak Creek, WI Housing Authority - Wood Creek.......................................   0.000   07/20/2013       57,500
     60,000   Oak Creek, WI Housing Authority - Wood Creek.......................................   0.000   01/20/2014       26,775
  1,000,000   Oak Creek, WI Housing Authority - Wood Creek.......................................   5.500   07/20/2019      960,000
  2,130,000   Oak Creek, WI Housing Authority - Wood Creek.......................................   5.625   07/20/2029    2,023,500
  2,900,000   Oconto Falls, WI Community Development Authority...................................   7.750   12/01/2022    2,823,875
  1,500,000   Oconto Falls, WI Community Development Authority...................................   8.125   12/01/2022    1,466,250
     50,000   Omro, WI CDA - Revenue Bonds.......................................................   5.750   12/01/2006       51,625
    335,000   Omro, WI CDA - Revenue Bonds.......................................................   5.875   12/01/2011      344,213
    200,000   Outagamie, WI Housing Authority - First Mortgage...................................   5.000   11/15/2003      193,250
      5,000   Racine, WI Elderly Housing Authority - Lincoln Lutheran............................   7.100   10/01/2004        5,000
     10,000   Racine, WI Elderly Housing Authority - Lincoln Lutheran............................   7.150   10/01/2005       10,000
    200,000   River Falls, WI Housing Authority - Lutheran Home Project..........................   5.750   4/01/2028       171,500
    105,000   St. Croix Falls, WI CDA Lease Revenue..............................................   5.900   12/01/2006      106,838
    115,000   St. Croix Falls, WI CDA Lease Revenue..............................................   6.000   12/01/2007      117,156
  1,190,000   St. Croix Falls, WI CDA Lease Revenue..............................................   6.400   12/01/2014    1,200,413
    170,000   Schofield, WI CDA - Lease Revenue..................................................   6.000   10/01/2012      171,913
    500,000   Schofield, WI CDA - Lease Revenue..................................................   6.200   10/01/2017      500,625
    315,000   Sheboygan, WI Housing Authority - Multifamily Housing..............................   6.900   02/01/2024      320,119
    175,000   Sheboygan, WI Housing Authority - Rocky Knoll Project..............................   5.250   12/01/2013      159,688
    125,000   Sheboygan, WI Housing Authority - Rocky Knoll Project..............................   5.300   12/01/2016      116,875
    970,000   SE WI Professional Baseball Park District..........................................   0.000   12/15/2015      372,238
  1,000,000   SE WI Professional Baseball Park District..........................................   0.000   12/15/2017      332,500
  3,000,000   SE WI Professional Baseball Park District..........................................   6.100   12/15/2029    2,936,250
    250,000   Sparta, WI Housing Authority - Morrow Memorial Home................................   5.750   06/01/2022      207,813

                       HEARTLAND WISCONSIN TAX FREE FUND
             SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999

 ----------------------------------------------------------------------------------------------------------------------------------
    PAR
   AMOUNT     MUNICIPAL BONDS -- 103.07% [CONT'D]                                                  COUPON     MATURITY      VALUE
 ----------------------------------------------------------------------------------------------------------------------------------
              WISCONSIN -- 81.30% [CONT'D]
 $  100,000   Stevens Point, WI CDA - Mrtge. Refunding - Edgewater...............................   6.500%  09/01/2006 $    103,250
    560,000   Stevens Point, WI CDA - Mrtge. Refunding - Edgewater...............................   6.625   09/01/2009      575,400
    310,000   Superior, WI Housing Authority - St. Francis Project...............................   6.000   01/20/2022      303,800
    270,000   Two Rivers, WI CDA - Arch Forest Project...........................................   6.350   12/15/2012      256,500
  2,800,000   Waukesha, WI HA - The Arboretum Project............................................   5.250   12/01/2021    2,467,500
    500,000   Waukesha, WI HA - Multifamily - Brookfield Woods...................................   6.750   12/01/2034      479,375
    405,000   Waukesha, WI HA - Multifamily - The Court Apartments...............................   5.800   04/01/2025      401,963
  1,000,000   Waukesha, WI HA - Multifamily - The Court Apartments...............................   6.000   04/01/2036      946,250
  1,500,000   Waukesha, WI HA - Multifamily - Oak Hill Terrace Project...........................   5.450   06/01/2027    1,366,875
    750,000   Waukesha, WI HA - Riverwalk Apartments.............................................   5.625   12/01/2020      666,563
    715,000   Waukesha, WI HA - Westgrove Woods..................................................   6.750   02/01/2027      664,950
  1,000,000   Waukesha, WI HA - Westgrove Woods..................................................   6.000   12/01/2031      961,250
    530,000   Waupun, WI Hsg Auth Christian Home & Rehab Center..................................   5.875   08/01/2014      498,863
    705,000   Waupun, WI Hsg Auth Christian Home & Rehab Center..................................   6.000   08/01/2019      654,769
  2,000,000   Waupun, WI Hsg Auth Christian Home & Rehab Center..................................   6.250   08/01/2029    1,847,500
     75,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   05/01/2003       63,375
    100,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   11/01/2003       82,375
    105,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   05/01/2004       83,869
    100,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   11/01/2004       77,750
     70,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   05/01/2005       52,763
    100,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   11/01/2005       73,500
    105,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   05/01/2006       74,813
    100,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   11/01/2006       69,375
    105,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   05/01/2007       70,481
    100,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   11/01/2007       65,375
    105,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   05/01/2008       65,625
    100,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   11/01/2008       60,750
    105,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   05/01/2009       61,294
    100,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   11/01/2009       56,750
    105,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   05/01/2010       57,619
    100,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   0.000   11/01/2010       53,250
  1,200,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   6.700   11/01/2015    1,173,000
  1,060,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   6.700   11/01/2019    1,028,200
    615,000   Wauwatosa, WI HA - Hawthorne Terrace Project.......................................   6.700   11/01/2022      595,013
  2,720,000   West Allis, WI CDA - Poblocki Investments Project..................................   6.100   05/01/2007    2,760,800
    100,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds...............................   5.625   05/01/2005       97,375
    105,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds...............................   5.625   05/01/2006       98,831
    115,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds...............................   5.625   05/01/2007      106,806
    120,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds...............................   5.625   05/01/2008      109,800
    125,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds...............................   5.625   05/01/2009      112,656
    135,000   Winnebago County, WI HA - 1st Mortgage Revenue Bonds...............................   5.625   05/01/2010      125,044
     10,000   Winnebago County, WI Housing Authority - Series A..................................   6.100   03/01/2000       10,016
     10,000   Winnebago County, WI Housing Authority - Series A..................................   6.200   03/01/2001       10,038
     15,000   Winnebago County, WI Housing Authority - Series A..................................   6.300   03/01/2012       15,094
    195,000   Winnebago County, WI Housing Authority - Series A..................................   6.875   03/01/2012      195,000
    380,000   Winnebago County, WI Housing Authority - Series A..................................   7.125   03/01/2022      380,950
  2,500,000   Wisconsin Center - Revenue Bond - Public Improvements..............................   0.000   12/15/2026      459,375
    200,000   Wrightstown, WI Community Development Authority....................................   5.950   06/01/2014      197,500
    600,000   Wrightstown, WI Community Development Authority....................................   6.000   06/01/2019      588,725
                                                                                                                       ------------
                                                                                                                        106,940,764
                                                                                                                       ------------

                                                 HEARTLAND WISCONSIN TAX FREE FUND
                                       SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
     PAR
   AMOUNT     MUNICIPAL BONDS - 103.07% [cont'd]                                                   COUPON    MATURITY     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
              PUERTO RICO - 11.04%
$ 5,000,000   Puerto Rico Commonwealth G.O......................................................    4.500%  07/01/2023 $  4,018,750
  3,500,000   Puerto Rico Commonwealth G.O......................................................    5.000   07/01/2028    2,935,625
  2,000,000   Puerto Rico Highway & Transportation Authority....................................    5.000   07/01/2028    1,677,500
  2,250,000   Puerto Rico Highway & Transportation Authority....................................    5.500   07/01/2036    2,039,063
  1,000,000   Puerto Rico Industrial Tourist
                Educational Medical Facilities..................................................    5.375   02/01/2029      871,250
  3,000,000   Puerto Rico Industrial Tourist
                Educational Medical Facilities..................................................    5.750   06/01/2029    2,516,250
    500,000   Puerto Rico Industrial Tourist
                Educational Medical Facilities..................................................    5.375   02/01/2029      448,125
                                                                                                                         ----------
                                                                                                                         14,506,563
                                                                                                                         ----------
              VIRGIN ISLANDS - 10.73%
  5,000,000   Virgin Islands Public Finance Authority...........................................    5.400   10/01/2012    4,700,000
  3,245,000   Virgin Islands Public Finance Authority...........................................    5.500   10/01/2013    3,034,075
  4,840,000   Virgin Islands Public Finance Authority...........................................    6.000   10/01/2022    4,422,550
  2,260,000   Virgin Islands Public Finance Authority...........................................    5.625   10/01/2025    1,963,375
                                                                                                                         ----------
                                                                                                                         14,120,000
                                                                                                                         ----------

              TOTAL INVESTMENTS (Cost $141,263,809)                                      103.07%                       $135,567,327
              Liabilities, less cash and receivables....................................  (3.07)                         (4,034,259)
                                                                                         -------                       -------------
              TOTAL NET ASSETS.......................................................... 100.00%                       $131,533,068
                                                                                         =======                       =============

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                 HEARTLAND WISCONSIN TAX FREE FUND
                                      STATEMENT OF ASSETS AND LIABILITIES . December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments in securities, at cost.............................................................................   $141,263,809
                                                                                                                       ============
     Investments in securities, at value............................................................................   $135,567,327
     Cash...........................................................................................................         28,823
     Receivable from fund shares sold...............................................................................          1,461
     Accrued interest...............................................................................................      2,217,007
     Prepaid expenses...............................................................................................          7,094
                                                                                                                       ------------
         Total Assets...............................................................................................    137,821,712
                                                                                                                       ------------
LIABILITIES:
     Payable for fund shares redeemed...............................................................................        299,783
     Distributions payable..........................................................................................        149,398
     Short-term notes payable.......................................................................................      5,800,000
     Payable to Advisor for fund accounting fee.....................................................................          1,699
     Accrued interest payable.......................................................................................            971
     Accrued expenses...............................................................................................         36,793
                                                                                                                       ------------
         Total Liabilities..........................................................................................      6,288,644
                                                                                                                       ------------

TOTAL NET ASSETS....................................................................................................   $131,533,068
                                                                                                                       ============
NET ASSETS CONSIST OF:
     Paid in capital................................................................................................   $138,669,632
     Accumulated undistributed net realized losses on investments...................................................     (1,440,082)
     Net unrealized depreciation on investments.....................................................................     (5,696,482)
                                                                                                                       ------------
TOTAL NET ASSETS....................................................................................................   $131,533,068
                                                                                                                       ============

     SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized)............................................     13,646,871
                                                                                                                       ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................................................   $       9.64
                                                                                                                       ============

The accompanying Notes to Financial Statements are an integral part of this Statement.

                                                 HEARTLAND WISCONSIN TAX FREE FUND
                                                      STATEMENT OF OPERATIONS
                                     For the period from January 1, 1999 to December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
        Interest...............................................................................................   $       8,429,792
                                                                                                                  -----------------
           Total investment income.............................................................................           8,429,792
                                                                                                                  -----------------
EXPENSES:
        Management fees........................................................................................             939,834
        Transfer agent fees....................................................................................              66,468
        Printing and communications............................................................................              38,868
        Postage................................................................................................              22,721
        Audit fees.............................................................................................              16,694
        Directors' fees........................................................................................              16,234
        Fund accounting fees...................................................................................              13,795
        Custodian fees.........................................................................................              13,690
        Legal fees.............................................................................................               5,082
        Registration fees......................................................................................               4,738
        Interest expense.......................................................................................               1,993
        Other operating expenses...............................................................................              56,174
                                                                                                                  -----------------
           Total expenses before fees paid indirectly..........................................................           1,196,291
           Less: Fees paid indirectly..........................................................................             (13,690)
                                                                                                                  -----------------
           Net expenses........................................................................................           1,182,601
                                                                                                                  -----------------
        NET INVESTMENT INCOME..................................................................................           7,247,191
                                                                                                                  -----------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
        Net realized gains (losses) on:
           Securities..........................................................................................          (1,129,567)
           Futures contracts...................................................................................             422,330
        Net decrease in unrealized appreciation on:
           Securities..........................................................................................         (11,394,489)
                                                                                                                  -----------------
        TOTAL REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS............................................         (12,101,726)
                                                                                                                  -----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................   $      (4,854,535)
                                                                                                                  =================

                                                 HEARTLAND WISCONSIN TAX FREE FUND
                                                STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year ended            Year ended
                                                                                                  Dec. 31,              Dec. 31,
                                                                                                    1999                  1998
                                                                                            ----------------------------------------
OPERATIONS:
        Net investment income............................................................... $       7,247,191    $       6,721,922
        Net realized gains (losses) on investments..........................................          (707,237)             584,768
        Net decrease in unrealized appreciation on investments..............................       (11,394,489)             (36,485)
                                                                                             -----------------    -----------------
           Net increase (decrease) in net assets resulting from operations..................        (4,854,535)           7,270,205
                                                                                             -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income...............................................................        (7,247,191)          (6,721,922)
                                                                                             -----------------    -----------------
           Total distributions to shareholders..............................................        (7,247,191)          (6,721,922)
                                                                                             -----------------    -----------------
FUND SHARE ACTIVITIES:
        Proceeds from shares issued.........................................................        25,786,278           25,777,610
        Reinvested dividends from net investment income.....................................         5,497,147            4,871,431
        Cost of shares redeemed.............................................................       (31,065,721)         (19,128,276)
                                                                                             -----------------    -----------------
           Net increase in net assets derived from Fund share activities....................           217,704           11,520,765
                                                                                             -----------------    -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................................       (11,884,022)          12,069,048
NET ASSETS AT THE BEGINNING OF THE PERIOD...................................................       143,417,090          131,348,042
                                                                                             -----------------    -----------------
NET ASSETS AT THE END OF THE PERIOD......................................................... $     131,533,068    $     143,417,090
                                                                                             =================    =================
UNDISTRIBUTED NET INVESTMENT INCOME......................................................... $              --    $              --
                                                                                             =================    =================

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                                                             Heartland Wisconsin Tax Free Fund
                                                        -----------------------------------------------------------------------
                                                                               For the year ended December 31,
                                                            1999            1998            1997            1996           1995
                                                        -----------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period.............       $  10.48        $  10.44        $  10.16        $  10.30       $   9.21
Income (loss) from investment operations:
  Net investment income..........................           0.51            0.51            0.52            0.51           0.51
  Net realized and unrealized gains (losses)
   on investments................................          (0.84)           0.04            0.28           (0.14)          1.09
                                                        --------        --------        --------        --------       --------
     Total income (loss) from investment operations        (0.33)           0.55            0.80            0.37           1.60
Less distributions from:
  Net investment income..........................          (0.51)          (0.51)          (0.52)          (0.51)         (0.51)
                                                        --------        --------        --------        --------       --------
     Total distributions.........................          (0.51)          (0.51)          (0.52)          (0.51)         (0.51)
                                                        --------        --------        --------        --------       --------
Net asset value, end of period...................       $   9.64        $  10.48        $  10.44        $  10.16       $  10.30
                                                        ========        ========        ========        ========       ========
Total Return.....................................          (3.27)%          5.41%           8.06%           3.81%         17.78%
Ratios and Supplemental Data
  Net assets, end of period (in thousands).......       $131,533        $143,417        $131,348        $124,545       $118,513
  Ratio of net expenses to average net assets....           0.82%/1/        0.78%/1/        0.81%/1/        0.80%/1/       0.84%
  Ratio of net investment income
   to average net assets.........................           5.01%/1/        4.90%/1/        5.05%/1/        5.12%/1/       5.23%
  Portfolio turnover rate........................             78%             16%              8%             14%            11%

(1) The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the net expense ratios for the years ended December 31, 1999, 1998, 1997 and 1996 would have been 0.83%, 0.80%, 0.82% and 0.81%, respectively, and the net investment income ratios would have been 5.00%, 4.88%, 5.04%, and 5.11%, respectively.

The accompanying Notes to Financial Statements are an integral part of this Statement.

                       HEARTLAND WISCONSIN TAX FREE FUND
              NOTES TO FINANCIAL STATEMENTS . December 31, 1999
--------------------------------------------------------------------------------
(1)     Organization

        Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Wisconsin Tax Free Fund (the "Fund"), which is a non-diversified Fund, is one of the eight series of funds issued by the Corporation at December 31, 1999.

(2)     Summary of Significant Accounting Policies

        The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements:

        (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

        (b) The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly paid no Federal income taxes, and no Federal income tax provision is required.

             At December 31, 1999, the Fund had Federal income tax capital loss carryforwards of $399,536 expiring in 2003; $333,310 expiring in 2005; and $376,887 expiring in 2007. The Fund does not intend to make a distribution of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

             Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

             Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 1999, the Fund deferred, on a tax basis, post-October losses of $29,811. This amount may be used to offset future capital gains.

        (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Fund on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually.

        (d) The Fund records security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Fund amortizes premium and accretes original issue discount on investments utilizing the effective interest method.

        (e) The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

        (f) The Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

             The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of the futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Fund had no open futures contracts as of December 31, 1999.

        (g) The Fund entered into a fee arrangement with its custodian bank which provided for a reduction in custody fees based upon net amounts of uninvested cash balances. The reduction of custody expenses is shown on the Statement of Operations as "Fees paid indirectly."

        (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)     Credit Facility

        Deutsche Bank AG made available to seven of the eight series of funds issued by the Corporation, including the Wisconsin Tax Free Fund, a $100 million credit facility pursuant to a Credit Agreement ("Agreement"), most recently amended December 29, 1998. The primary purpose of the Agreement is to allow the Fund to avoid liquidating securities under circumstances which the Advisor believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate plus 0.40% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the Fund's proportional daily average unutilized credit. During the period from

        January 1, 1999 through December 31, 1999, the Fund had an outstanding average balance of $16,438, at an average interest rate of 6.04%, and a maximum outstanding balance of $5,800,000. Interest expense and commitment fees accrued during the period from January 1, 1999 through December 31, 1999 were $1,993 and $2,293, respectively.

(4)     Investment Management Fees and Transactions with Related Parties

        The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Fund pays the Advisor a monthly management fee at the annual rate of 0.65% of the average daily net assets of the Fund.

        Effective May 1, 1999, the Fund entered into an agreement with the Advisor to perform certain bookkeeping and accounting services. Under the terms of the agreement, the Fund pays the Advisor a monthly fee at an annual rate of $12,500 plus 0.0085% of average daily net assets over $50 million.

        Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Fund.

        As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Advisor is a member.

(5)     Investment Transactions

        During the period from January 1, 1999 through December 31, 1999, the cost of purchases and proceeds from sales of securities, other than short-term obligations, were $116,511,875 and $110,148,100, respectively.

        At December 31, 1999, the gross unrealized appreciation and depreciation on securities for tax purposes were $704,343 and ($6,701,364), respectively, netting to ($5,997,021).

        At December 31, 1999, the cost of securities for Federal income tax purposes was $141,564,348.

(6)     Fund Share Transactions

        For the period from January 1, 1999 through December 31, 1999, Fund share transactions were as follows:

        Shares issued.............................................   2,520,059
        Reinvested dividends from net investment income...........     540,898
        Shares redeemed...........................................  (3,096,969)
                                                                   -----------
        Net decrease in Fund shares...............................     (36,012)
                                                                   ===========
        For the period from January 1, 1998 through December 31, 1998, Fund share transactions were as follows:

        Shares issued.............................................   2,462,970
        Reinvested dividends from net investment income...........     465,350
        Shares redeemed...........................................  (1,827,845)
                                                                   -----------
        Net increase in Fund shares...............................   1,100,475
                                                                   ===========

                     END OF NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)

In early 2000, shareholders received information regarding all distributions paid to them by the Fund during calendar year 1999. No long-term capital gain distributions were designated. For year ended December 31, 1999, all of the amounts distributed were from tax-exempt income.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Heartland Group, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Wisconsin Tax Free Fund (one of the eight portfolios of Heartland Group, Inc., and hereafter referred to as the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Milwaukee, Wisconsin                           PricewaterhouseCoopers LLP
February 7, 2000

                              [LOGO APPEARS HERE]


                                 Value Report


                               December 31, 1999

                           Notes on value investing
                        for investors in the Heartland
                            Taxable Short Duration
                                Municipal Fund


                                Annual Report
                                to Shareholders


                               Heartland Taxable
                               Short Duration
                                Municipal Fund

VALUE REPORT

It Was The Best of Times. It Was The Worst of Times.

We have reversed the opening lines of Charles Dickens' A Tale of Two Cities to
                                                       --------------------
describe this year's bond market. 1999 was actually the worst year of the last century for the bond market. And if you look at the numbers from the bond market peak in October 1998, it truly has been the worst of times. From peak to trough over this 14 month period, Treasury Bond futures declined 18% and municipal bond futures dropped 17%.

In 1999, municipal bonds generally under-performed Treasuries. In general, municipal bond credit quality remained quite good, but just about everything else that could go wrong in the muni bond market did. Supply was strong, and the combination of tax-loss selling, the flight of corporate capital from the market, and municipal bond fund redemptions weakened demand considerably. Add rising interest rates and Y2K jitters to this mix and the end result was sharply declining muni-bond prices.

Why was 1999 also the best of times? Despite the extremely difficult market conditions, the Heartland Taxable Short Duration Municipal Fund delivered positive total returns, beating its benchmark, the Merrill Lynch High Yield, U.S. Corporates, Cash Pay, BB Rated, 1-3 Year Index.

While the fund lagged the Heartland Customized Short-Term Bond Index for 1999, this was due to the fact that a certain segment of the index performed well. The corporate, B-rated portion of the index had high returns because of select credit turnarounds, whereas the Heartland Taxable Short Duration Municipal Fund focuses primarily on taxable munis.

Our positive performance against the Merrill Lynch High Yield, U.S. Corporates, Cash Pay, BB Rated, 1-3 Year Index was accomplished in large part by reducing duration and, therefore, interest rate exposure in anticipation of a very robust economy. Further, our fundamental research on non-rated bonds provided a material yield advantage over rated issues of comparable credit quality.

Looking Ahead

In the municipal bond market, we are beginning to see a modest reduction in new issuance and dealer inventories, and with January traditionally being a very active call month (issuers retiring or "calling in" bonds), supply should contract further. Tax-selling for 1999 is over and Y2K is no longer an issue. This should help stabilize demand. Also, "retail money" usually flows back into the municipal bond market after individuals


This Fund invests primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

                                                                   VALUE REPORT

pay their taxes on April 15th. This could positively affect the flow of funds in the municipal bond market.

Bonds Versus Stocks -- Another "Best of Times" Proposition

We are not in the business of stock market forecasting. However, with the S&P 500 Index near record highs and trading at over 26 times 2000 earnings, it is fair to say that large cap growth equities are richly valued and that the downside risk in the stock market has increased substantially. We would suggest that those high-flying S&P 500 Index funds, which have performed so well over the last four years and now comprise a big chunk of many investors' total assets, are no longer a conservative investment.

Bear in mind (pun intended) over the last 70 years, stocks have returned on average about 11% per year with considerably greater price volatility (risk) than bonds. At December 31, the Heartland Taxable Short Duration Municipal Fund offers a 10.1% yield from a 3-year duration portfolio with modest interest rate risk and, we believe, moderate credit risk. Therefore, it appears to us that this fund and our other municipal bond funds offer better risk adjusted investment opportunities than an S&P 500 index fund.

Sincerely,


/s/ Thomas J. Conlin           /s/ Greg D. Winston
Tom Conlin, CFA                Greg Winston, CFA
Portfolio Co-Manager           Portfolio Co-Manager


INVESTMENT PERFORMANCE/1/

               Heartland Taxable Short Duration Municipal Fund

                                         Average annual total returns
                  December                as of December 31, 1999/2/
                SEC yield/2/           1-Year       Since Inception (12/29/98)
                   10.13%               5.51%                 6.69%



/1/ Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/ Yield is for the 30 days ended 12/31/99. Total returns include reinvestment of all dividends and capital gains distributions. Performance data reflects fee waivers in effect during the period. Without subsidization of fees and expenses, total returns would have been lower, and the SEC yield would have been 9.13%.

Value Report

Heartland Taxable Short Duration Municipal Fund

[THOMAS J. CONLIN PHOTO APPEARS HERE]

In 1999, the Fund returned 5.51% compared to the Merrill Lynch High Yield, U.S. Corporate, Cash Pay, BB Rated, 1-3 Year Index's 3.90% gain. In fourth quarter 1999, the Fund returned 1.14% versus the benchmark index's 0.64% advance*. For the one-year period ending December 31, 1999, the Fund closed the year #1 in the Lipper General Bond Fund category and in the top 3% of the Morningstar Short-Term Bond Category out of 46 and 215 funds, respectively. For more information on the Fund, please see the Fund Fact Sheet on page 4.

[GREG D. WINSTON PHOTO APPEARS HERE]

Children in Need

Founded as an orphanage in 1851, Children's Village (CV), head-quartered in Dobbs Ferry, New York, has earned a national reputation as one of America's best multi-service facilities for emotionally disturbed children. The organization's entire focus is on children, as it also provides a shelter program for runaway and homeless youth, pre-adoption and foster care services, and intensive in-home services. CV's main campus houses 300 children in 22 individual houses. This innovative approach to treating young boys within a campus setting has given CV a distinct competitive advantage. CV also owns or leases 10 other facilities in the New York City metropolitan area. Demand for CV's services are strong and there is currently a waiting list for all its facilities.

Most of the funding for Children's Village comes from New York City's Administration for Children's Services. Additional funding comes from state agencies. From a political standpoint, we believe a funding reduction for

"We are pleased to be helping children in need in the New York City area and our shareholders."


At December 31, 1999, the Fund owned $210,000 of the Children's Village Project Bonds, valued at $208,162 and representing 0.95% of the Fund's net assets.

*See page 3 for the Fund's standardized returns.

                                                                    VALUE REPORT

CV'S services would be extremely unlikely given the demographics of the population being served, and the essential nature and increasing demand for its services. Unlike many human service providers, Children's Village has an exceptionally strong balance sheet, with a cash to debt ratio of approximately 150%. Pro-forma maximum annual debt service coverage remains exceptionally strong at 4.1X.

The Fund owns $210,000 of the Westchester County, New York Industrial Development Agency Revenue Bonds, (The Children's Village Project) Taxable 9%'s of 3/15/01. We have given this security an internal equivalent BBB credit rating. We are pleased to be helping children in need in the New York City area and our shareholders.

Growth of $10,000 since inception

inception date 12/29/98

-- Taxable Short Duration Municipal Fund $10,672

-- Merrill Lynch High Yield, U.S. Corporate, Cash Pay, BB Rated, 1-3 Year Index
   $10,414

-- Heartland Customized Short-Term Bond Index $10,665

               Taxable Short    BB Rated      Blended
12/29/98                10000       10000        10000
                        10115       10023        10000
                        10211        9940        10049
                        10257        9969        10056
   Mar-98               10287       10070        10157
                        10361       10148        10254
                        10381       10156        10281
   Jun-98               10424       10214        10340
                        10476       10257        10402
                        10499       10292        10459
   Sep-98               10552       10348        10528
                        10574       10324        10555
                        10679       10308        10592
   Dec-99               10672       10414        10665


Average Annual Total Returns as of 12/31/99

                                                           Since Inception
                                                 1-Year       (12/29/98)
Taxable Short Duration
Municipal Fund                                    5.51%          6.69%

Merrill Lynch High Yield, U.S. Corporate,
Cash Pay, BB Rated, 1-3 Year Index                3.90%          4.12%

Heartland Customized
Short-Term Bond Index                             6.65%          6.62%


Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

VALUE REPORT

Heartland Taxable Short Duration Municipal Fund

This Fund seeks a high level of current income with a low degree of share price fluctuation. It invests primarily in medium and lower quality municipal obligations and maintains an average portfolio duration of three years or less./1/

AVERAGE ANNUAL TOTAL RETURNS/2/
                                                               Since inception
                                           4Q99*     1-Year       (12/29/98)
Heartland Taxable Short Duration
Municipal Fund                             1.14%     5.51%          6.69%

*Not annualized.

FUND FACTS
Sales commission..................... None    Net assets............ $21.9 mil.
Share price......................... $9.76    Number of holdings............ 57
Weighted average duration....... 2.93 yrs.    Inception............... 12/29/98

                                                                                                      % of Net
TOP 5 HOLDINGS/4/                                          Coupon        Maturity        Call          Assets
Venator Group, Inc........................................  7.00%       06/01/2000         -           10.22%
Health Insurance Plan of Greater NY....................... 11.25        07/01/2010     07/01/2000       8.18
Lakeland, FL Retirement Community......................... 11.00        01/01/2005         -            7.92
Stone Container........................................... 10.75        04/01/2002     01/01/2000       5.32
Reeves County, TX Certificates of Participation...........  7.25        06/01/2011     06/01/2006       5.29

PORTFOLIO COMPOSITION/4/

Multifamily     17.52%
IDR             17.41%
Retirement      14.74%
Retail apparel  10.22%
Other           40.11%

Nursing......................................  8.38%
Industrial...................................  5.32
Lease........................................  5.29
Hotel........................................  5.19
Mental health................................  4.45
Other revenue................................  4.40
Resource recovery............................  2.59
University...................................  1.96
Gov't guaranteed.............................  1.76
Hospital.....................................  1.48
Escrow to maturity-Gov't.....................  0.34
Cash & equiv................................. -1.05

All information is as of December 31, 1999, and is subject to change.

/1/ The Fund invests primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than high-quality securities. These risks may result in greater share price volatility.

/2/ Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Includes reinvestment of all dividends and capital gains distributions.

/3/  As a percentage of total net assets as of 12/31/99

                                                                    VALUE REPORT

Definitions

Heartland Customized Short-Term Bond Index is an equally-weighted index developed by Heartland Advisors, Inc. consisting of equal allocations of the Merrill Lynch High Yield, U.S. Corporate, Cash Pay, 1-3 Year BBB Rated, BB Rated, and B Rated indexes, respectively.

Lipper General Bond Fund Category is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective, consisting of 10 funds. Qualifying funds generally consist of those that do not have any quality or maturity restrictions and that intend to keep a bulk of their assets in corporate and government debt issues.

Merrill Lynch High Yield, U.S. Corporate, Cash Pay, BB Rated, 1-3 Year Index is a market capitalization weighted index including U.S. Domestic and Yankee, cash pay, high-yield bonds. Qualifying bonds must have at least $100 million par amount outstanding, and a remaining term to maturity greater than or equal to one year, but less than three years. The quality range is BB3 - BB1 based on the composite rating of Moody's and S&P. Structured-Note issues, DIBs (deferred interest bonds), and PIKs (pay in kind bonds) are excluded.

Morningstar Short-Term Bond Category consists of funds that focus on corporate and other investment-grade issues with an average duration of more than one but less than 3.5 years or an average effective maturity of more than one, but less than four years.

                         The Heartland Family of Funds

                                  Value Fund

                                Value Plus Fund

                               Select Value Fund

                                Government Fund

                     Taxable Short Duration Municipal Fund

                   Short Duration High-Yield Municipal Fund

                        High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund
                    (available to Wisconsin residents only)

                           Firstar Money Market Fund


                              [LOGO APPEARS HERE]


                       1.800.HEARTLAND (1.800.432.7856)
                            www.heartlandfunds.com

                  Financial Advisor Services: 1.800.442.6391

                           Heartland Advisors, Inc.
                     789 N. Water St., Milwaukee, WI 53202
                           Distributor, Member SIPC.

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Income from the Wisconsin Tax Free Fund may be subject to alternative minimum tax and income from the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by a prospectus for the Fund(s) listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus or visit Heartland's website. Read it carefully before you invest.

                                              [RECYCLED PAPER LOGO APPEARS HERE]

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
                  SCHEDULE OF INVESTMENTS . December 31, 1999

----------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT      LONG-TERM INVESTMENTS - 85.33%                                   COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------------------------
              TAXABLE MUNICIPAL BONDS - 71.36%

              ALABAMA - 1.25%
$  300,000    Russellville, Alabama Industrial Development Board -
               Spiral Industry, Incorporated...............................    10.000%   02/01/2006   $  274,125

              CALIFORNIA - 7.23%
   250,000    Desert Hot Springs, California Public Finance Authority -
               Heritage Hospital (Callable 08/01/2002).....................    10.000    08/01/2017      242,813
   595,000    San Jose, California Multifamily Housing -
               Helzer Courts...............................................     7.125    12/01/2004      573,431
   800,000    San Mateo, California Redevelopment Agency -
               (Callable 08/01/2000) (b)...................................     7.125    08/01/2008      769,000
                                                                                                      ----------
                                                                                                       1,585,244
              CONNECTICUT - 0.15%
    35,000    Connecticut Health & Education Facilities Authority -
               New Opportunities for Waterbury.............................     9.500    07/01/2003       33,644

              FLORIDA - 12.93%
   600,000    Florida Housing Finance Corporation -
               Spring Harbor Apartments (b)................................     7.000    08/01/2009      568,500
 1,805,000    Lakeland, Florida Retirement Community -
               Carpenter's Home Estates....................................    11.000    01/01/2005    1,735,056
    60,000    Mexico Beach, Florida Public Service Facilities -
               Heritage House of Seminole (Callable 12/01/2003)............     9.400    12/01/2006       55,725
   500,000    Sumter County, Florida Industrial Development Authority -
               Wecare Nursing Center.......................................    10.000    04/01/2004      475,000
                                                                                                      ----------
                                                                                                       2,834,281
              GEORGIA - 3.46%
   600,000    Conyers, Georgia Housing Authority -
               RHA Housing Project (Mandatory tender 10/01/2009)...........     8.100    10/01/2039      577,500
   180,000    Dekalb, Georgia Residential Care Facilities -
               King's Bridge Retirement Corporation........................    10.000    07/01/2001      181,125
                                                                                                      ----------
                                                                                                         758,625
              ILLINOIS - 0.75%
   165,000    Moline, Illinois U.S. Government Guaranteed Notes -
               (Callable 08/01/2002).......................................     7.900    08/01/2012      165,000

              INDIANA - 3.94%
 2,810,000    Michigan City, Indiana Economic Development Revenue -
               Building Materials Manufacturing Corporation................     0.000    02/01/2011      864,075

              KANSAS - 1.38%
   340,000    Wyandotte, Kansas Unified Government Multifamily -
               Brookstone Apartments (Callable 05/01/2008).................     8.000    11/01/2009      301,325

              MARYLAND - 1.02%
   225,000    Maryland Economic Development Corporation -
               Collegiate Housing Foundation - Salisbury Project...........     8.750    06/01/2001      222,750

              MASSACHUSETTS - 3.53%
   560,000    Massachusetts Industrial Finance Agency -
               SEMASS Project (Callable 07/01/2001)........................    11.250    07/01/2003      567,700
   220,000    Massachusetts Development Finance Agency -
               Eastern Nazarene College....................................     8.000    04/01/2011      205,700
                                                                                                      ----------
                                                                                                         773,400
              MINNESOTA - 3.27%
   250,000    Minneapolis, Minnesota Revenue -
               Benchmark Healthcare of Minneapolis.........................     9.000    12/01/2006      234,063
   495,000    Minneapolis, Minnesota Multifamily Housing - Grant Street
               Commons Apartments (Callable 11/01/2009)....................     9.500    05/01/2011      482,006
                                                                                                      ----------
                                                                                                         716,069

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
             SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999

-------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT      LONG-TERM INVESTMENTS - 85.33% [cont'd]                          COUPON    MATURITY       VALUE
----------------------------------------------------------------------------------------------------------------
              TAXABLE MUNICIPAL BONDS - 71.36% [cont'd]

              NEVADA - 1.80%
$  400,000    Director of the State of Nevada Dept. of Business & Industry
               IDR - Wheeling-Pittsburgh Steel Corporation.................    10.500%   09/01/2002   $  394,000

              NEW JERSEY - 2.99%
   565,000    New Jersey Economic Development Authority -
               Sayreville Senior Living Centre.............................     9.250    04/01/2003      540,281
   120,000    New Jersey Economic Development Authority -
               Kapkowski Road Landfill Reclamation.........................     9.500    04/01/2004      115,650
                                                                                                      ----------
                                                                                                         655,931
              NEW YORK - 13.87%
 2,000,000    Health Insurance Plan of Greater New York -
               (Callable 07/01/2000).......................................    11.250    07/01/2010    1,792,500
    15,000    Lakeside Village, New York Housing Corporation -
               Multifamily Housing Revenue.................................     8.500    08/01/2001       14,869
    60,000    Monroe County, New York Industrial Development Agency -
               DePaul Community Facility, Incorporated.....................     8.500    08/01/2002       57,375
   245,000    Monroe County, New York Industrial Development Agency -
               DePaul Community Facility, Incorporated.....................     9.000    02/01/2003      237,344
   180,000    Monroe County, New York Industrial Development Agency -
               DePaul Properties...........................................     9.750    09/01/2003      176,400
    45,000    Monroe County, New York Industrial Development Agency -
               Empire Sports Centre........................................     9.500    03/01/2005       45,900
   245,000    New York City Industrial Development Agency -
               A Very Special Place, Incorporated..........................     9.250    01/01/2004      235,813
   180,000    Riverhead, New York Multifamily Housing Corporation -
               Doctors Path Apartments.....................................     8.500    08/01/2002      173,025
   100,000    Suffolk County, New York Industrial Development Agency -
               Spellman High Voltage Electronics Corporation...............     9.000    12/01/2002       97,625
   210,000    Westchester County, New York Industrial Development
               Agency - The Children's Village Project.....................     9.000    03/15/2001      208,162
                                                                                                      ----------
                                                                                                       3,039,013
              NORTH CAROLINA - 0.71%
   175,000    Fletcher, North Carolina First Mortgage Housing Revenue -
               Avery's View Retirement Facilities (a)......................     9.500    03/01/2008      155,313

              OHIO - 1.01%
   110,000    Lorain, Ohio U.S. Government Guaranteed Notes -
               (Callable 08/01/2002).......................................     7.720    08/01/2009      109,862
   110,000    Lorain, Ohio U.S. Government Guaranteed Notes -
               (Callable 08/01/2002).......................................     7.900    08/01/2012      110,275
                                                                                                      ----------
                                                                                                         220,137
              PENNSYLVANIA - 1.98%
   365,000    Cumberland County, Pennsylvania Industrial Development
               Authority - The Woods at Cedar Run..........................     8.500    11/01/2002      352,681
    85,000    Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities - North Philadelphia Health System...............    10.000    07/01/2003       81,919
                                                                                                      ----------
                                                                                                         434,600
              TEXAS - 7.12%
 1,240,000    Reeves County, Texas Certificates of Participation -
               Law Enforcement Center (Callable 06/01/2006)................     7.250    06/01/2011    1,159,400
    25,000    Tarrant County, Texas Health Facilities Development
               Corporation - Westchester Retirement Communities
               (Callable 08/01/2002).......................................     8.750    08/01/2003       23,813
   195,000    Tarrant County, Texas Health Facilities Development
               Corporation - St. Joseph Long Term Care Facility
               (Callable 05/01/2000).......................................    10.000    05/01/2004      186,712

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
             SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999

-------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT      LONG-TERM INVESTMENTS - 85.33% [cont'd]                COUPON    MATURITY       VALUE
-------------------------------------------------------------------------------------------------------------
              TAXABLE MUNICIPAL BONDS - 71.36% [cont'd]

              TEXAS - 7.12% [cont'd]
$   25,000    Tarrant County, Texas Health Facilities Development
               Corporation - Westchester Retirement Communities
               (Callable 08/01/2002)..............................    9.000%   08/01/2004     $    23,656
   120,000    Tarrant County, Texas Health Facilities Development
               Corporation - Heritage Valley Gardens
               (Callable 03/01/2004)..............................   10.250    03/01/2012         110,850
    60,000    Tarrant County, Texas Health Facilities Development
               Corporation - Heritage Eastwood Gardens
               (Callable 12/01/2003)..............................   10.000    12/01/2013          55,125
                                                                                              -----------
                                                                                                1,559,556
              UTAH - 0.36%
    85,000    Davis County, Utah Housing Authority -
               Country Crossing...................................   10.000    02/01/2005          79,688

              VIRGINIA - 1.80%
   170,000    Alleghany-Highlands Economic Development Authority..   10.500    09/15/2004         168,512
    50,000    Brunswick County, Virginia Industrial Development
               Authority - Extraction Technologies of Virginia
               (Callable 07/01/2000)..............................   10.000    07/01/2005          46,937
   180,000    Greensville County, Virginia Industrial Development
               Authority - Wheeling-Pittsburgh Steel Corporation..    9.500    04/01/2001         177,975
                                                                                              -----------
                                                                                                  393,424
              WISCONSIN - 0.81%
   185,000    Wisconsin Health & Education Facilities Authority -
               Benchmark Healthcare of Wisconsin..................    8.250    12/01/2003         176,444
                                                                                              -----------
              TOTAL TAXABLE MUNICIPAL BONDS (Cost $16,073,217).............................   $15,636,644
                                                                                              -----------
              CORPORATE BONDS - 8.78%

   255,000    Carillon, Incorporated..............................    9.250    07/01/2002         250,219
   530,000    RHA Assisted Living of Buckhead, Incorporated.......   10.875    07/01/2009         508,138
 1,158,000    Stone Container Corporation (Callable 01/01/2000)...   10.750    04/01/2002       1,166,685
                                                                                              -----------
              TOTAL CORPORATE BONDS (Cost $1,944,254)......................................   $ 1,925,042
                                                                                              -----------
              CONVERTIBLE BOND - 5.19%

 1,822,000    Sholodge, Incorporated..............................    7.500    05/01/2004       1,136,472
                                                                                              -----------
              TOTAL CONVERTIBLE BOND (Cost $1,161,317).....................................   $ 1,136,472
                                                                                              -----------
              TOTAL LONG-TERM INVESTMENTS (Cost $19,178,788)...............................   $18,698,158
                                                                                              -----------

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
             SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1999

---------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT      SHORT-TERM INVESTMENTS - 15.72%                        COUPON    MATURITY       VALUE
---------------------------------------------------------------------------------------------------------
              CORPORATE BONDS - 15.01%

$ 2,290,000   Venator Group, Incorporated........................     7.000%   06/01/2000     $ 2,238,475
  1,050,500   CHC Highview, LLC - Highview Commons Project (c)...    10.000    02/18/2000       1,050,500
                                                                                              -----------
              TOTAL CORPORATE BONDS (Cost $3,316,959).......................................  $ 3,288,975
                                                                                              -----------
              TAXABLE MUNICIPAL BONDS - 0.71%

              ILLINOIS - 0.35%
     75,000   Illinois Development Finance Authority -
               Community Rehabilitation Providers................     8.500    03/01/2000          75,172

              MASSACHUSETTS - 0.36%
     60,000   Massachusetts Development Finance Agency -
               MCHSP Human Service Providers.....................     9.750    07/01/2000          59,740
     20,000   Springfield/Garand Court Development Corporation -
               Garand Court Apartments...........................     7.000    02/01/2000          19,974
                                                                                              -----------
              TOTAL TAXABLE MUNICIPAL BONDS (Cost $154,886).................................  $   154,886
                                                                                              -----------
              TOTAL SHORT-TERM INVESTMENTS (Cost $3,471,845)................................  $ 3,443,861
                                                                                              -----------
              TOTAL INVESTMENTS (Cost $22,650,633)......101.05%                               $22,142,019
              Liabilities, less cash and receivables.... (1.05)                                  (229,267)
                                                        -------                               -----------
              TOTAL NET ASSETS..........................100.00%                               $21,912,752
                                                        =======                               ===========

              (a) Coupon payment periodically increases over the life of the security. Rate stated is in effect on December 31, 1999.
              (b) All or a portion of security committed to cover collateral requirements for futures contracts.
              (c) Restricted security. See Note 2(g) in Notes to Financial
                  Statements.
              The accompanying Notes to Financial Statements are an integral part of this Schedule.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
            STATEMENT OF ASSETS AND LIABILITIES . December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments in securities, at cost.................................. $22,650,633
                                                                          ===========
     Investments in securities, at value................................. $22,142,019
     Cash................................................................      29,313
     Receivable from fund shares sold....................................     411,491
     Accrued interest....................................................     677,696
     Variation margin on open futures contracts..........................       5,000
     Prepaid expenses....................................................         142
     Receivable from Advisor for expense reimbursement...................      26,115
                                                                          -----------
        Total Assets.....................................................  23,291,776
                                                                          -----------
LIABILITIES:
     Short-term notes payable............................................   1,300,000
     Distributions payable...............................................      17,641
     Accrued interest payable............................................         653
     Payable for fund shares redeemed....................................      41,113
     Accrued expenses....................................................      19,617
                                                                          -----------
        Total Liabilities................................................   1,379,024
                                                                          -----------
TOTAL NET ASSETS......................................................... $21,912,752
                                                                          ===========
NET ASSETS CONSIST OF:
     Paid in capital..................................................... $22,417,536
     Accumulated undistributed net realized losses on investments........      (1,195)
     Net unrealized depreciation on investments..........................    (503,589)
                                                                          -----------
TOTAL NET ASSETS......................................................... $21,912,752
                                                                          ===========
     SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized).   2,245,889
                                                                          -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE........... $      9.76
                                                                          ===========

The accompanying Notes to Financial Statements are an integral part of this Statement.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
                            STATEMENT OF OPERATIONS
           For the period from January 1, 1999 to December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest....................................................... $1,074,890
                                                                     ----------
        Total investment income.....................................  1,074,890
                                                                     ----------
EXPENSES:
     Management fees................................................     48,505
     Registration fees..............................................     46,662
     Distribution fees..............................................     26,947
     Transfer agent fees............................................     18,707
     Administrative fees............................................     16,168
     Directors' fees................................................     15,478
     Audit fees.....................................................     15,409
     Fund accounting fees...........................................     12,593
     Interest expense...............................................     10,725
     Legal fees.....................................................     10,459
     Printing and communications....................................      4,514
     Custodian fees.................................................      4,321
     Postage........................................................      1,303
     Other expenses.................................................     12,553
                                                                     ----------
        Total expenses before expense reimbursement.................    244,344
        Less: Expense reimbursement.................................   (141,582)
                                                                     ----------
        Net expenses................................................    102,762
                                                                     ----------
NET INVESTMENT INCOME...............................................    972,128
                                                                     ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Net realized gains (losses) on:
        Securities..................................................    (74,941)
        Futures contracts...........................................     73,746
     Net increase (decrease) in unrealized appreciation on:
        Securities..................................................   (522,143)
        Futures contracts...........................................      5,257
                                                                     ----------
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS.........   (518,081)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $  454,047
                                                                     ==========

The accompanying Notes to Financial Statements are an integral part of this Statement.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             For the
                                                                           period from
                                                                         January 1, 1999      Dec. 29, 1998/(1)/
                                                                             through              through
                                                                          Dec. 31, 1999        Dec. 31, 1998
                                                                         ---------------      ------------------
OPERATIONS:
     Net investment income...............................................  $    972,128          $        422
     Net realized losses on investments..................................        (1,195)                   --
     Net increase (decrease) in unrealized appreciation on investments...      (516,886)               13,297
                                                                           ------------          ------------
        Net increase in net assets resulting from operations.............       454,047                13,719
                                                                           ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income...............................................      (972,128)                 (422)
                                                                           ------------          ------------
        Total distributions to shareholders..............................      (972,128)                 (422)
                                                                           ------------          ------------


FUND SHARE ACTIVITIES:
     Proceeds from shares issued.........................................    36,090,426             1,219,509
     Reinvested dividends from net investment income.....................       829,911                   396
     Cost of shares redeemed.............................................   (15,716,725)               (5,981)
                                                                           ------------          ------------
        Net increase in net assets derived from Fund share activities....    21,203,612             1,213,924
                                                                           ------------          ------------

TOTAL INCREASE IN NET ASSETS.............................................    20,685,531             1,227,221
NET ASSETS AT THE BEGINNING OF THE PERIOD................................     1,227,221                    --
                                                                           ------------          ------------
NET ASSETS AT THE END OF THE PERIOD......................................  $ 21,912,752          $  1,227,221
                                                                           ============          ============
UNDISTRIBUTED NET INVESTMENT INCOME......................................  $         --          $         --
                                                                           ============          ============


(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             For the
                                                                           period from
                                                                         January 1, 1999      Dec. 29, 1998/(1)/
                                                                             through              through
Per Share Data                                                            Dec. 31, 1999        Dec. 31, 1998
                                                                         ---------------      ------------------
Net asset value, beginning of period...................................    $      10.11       $      10.00
Income from investment operations:
   Net investment income...............................................            0.89               0.00
   Net realized and unrealized gains (losses) on investments...........           (0.35)              0.11
                                                                           -------------      -----------------
      Total income from investment operations..........................            0.54               0.11
                                                                           -------------      -----------------
Less distributions from:
   Net investment income...............................................           (0.89)              0.00
   Net realized gains on investments...................................              --                 --
                                                                           -------------      -----------------
      Total distributions..............................................           (0.89)              0.00
                                                                           -------------      -----------------

Net asset value, end of period.........................................    $       9.76       $      10.11
                                                                           =============      =================

Total Return...........................................................           5.51%               1.15%/(2)/

Ratios and Supplemental Data
     Net assets, end of period (in thousands)..........................    $     21,913       $      1,227
     Ratio of net expenses to average net assets/(4)/..................           0.95%               0.48%/(3)/
     Ratio of net investment income to average net assets/(4)/.........           9.02%               6.36%/(3)/
     Portfolio turnover rate...........................................             43%                  0%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) If there had been no expense reimbursement by the Advisor, the ratios of annualized net expenses to average net assets for the periods ended December 31, 1999 and 1998 would have been 2.27% and 4.80%, respectively, and the ratios of annualized net investment income to average net assets would have been 7.70% and 2.04%, respectively.

The accompanying Notes to Financial Statements are an integral part of this Statement.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
               NOTES TO FINANCIAL STATEMENTS . December 31, 1999
-------------------------------------------------------------------------------
(1)  Organization

     The Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. On December 29, 1998, the Heartland Taxable Short Duration Municipal Fund (the "Fund") commenced operations. The Fund, which is a diversified fund, is one of the eight series of funds issued by the Corporation at December 31, 1999.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Fund on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

     (d) The Fund records security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Fund amortizes premium and accretes discount on investments utilizing the effective interest method.

     (e) The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (f) The Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of the futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Fund had the following open short futures contracts at December 31, 1999:

                                       Number     Expiration    Unrealized     Notional
           Type                     of Contracts     Date      Appreciation     Value
           ----                     ------------  ----------   ------------   ----------
           Treasury Bond Index          (10)       March 2000     $5,025      ($909,375)

     (g) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act. At December 31, 1999, the Fund held restricted securities equaling 4.8% of net assets.

          Restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Act, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors, are valued at fair value as furnished by independent pricing services. All other restricted securities are identified below.


             Security                     Par Value        Cost        Fair Value        Acquisition Date
             --------                     ---------        ----        ----------        ----------------
             CHC Highview, LLC --
             Highview Commons Project
             10.0% 2/18/2000             $1,050,500     $1,050,500     $1,050,500             7/99

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Deutsche Bank AG made available to seven of the eight series of funds issued by the Corporation, including the Taxable Short Duration Municipal Fund, a $100 million credit facility pursuant to a Credit Agreement ("Agreement"), most recently amended December 29, 1998. The primary purpose of the agreement is to allow the Fund to avoid liquidating securities under circumstances which the Advisor believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate plus 0.40% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the Fund's proportional daily average unutilized credit. During the period from January 1, 1999 through December 31, 1999, the Fund had an outstanding average balance of $180,548, at an average interest rate of 5.62%, and a maximum outstanding balance of $4,400,000. Interest expense and commitment fees accrued during the period from January 1, 1999 through December 31, 1999 were $10,725 and $2,494, respectively.

(4)  Investment Management Fees and Transactions with Related Parties

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, a total annual fee of 0.60 of 1% of average net assets has two parts - a management fee in the amount of 0.45 of 1% of average daily net assets and an administrative fee in the amount of 0.15 of 1% of average daily net assets.

     The Fund has an agreement with the Advisor to perform certain bookkeeping and accounting services. Under the terms of the agreement, the Fund pays the Advisor a monthly fee at an annual rate of $12,500 plus 0.0085% of average daily net assets over $50 million.

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Fund to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of its daily net assets.

     The Advisor contractually committed through April 30, 2000, to reimburse the Fund to the extent that annual total fund operating expenses exceed 0.95%. After that date, the Advisor may reinstate all or a portion of the Fund's fees or discontinue waivers and reimbursements at any time. If the Fund's operating expenses fall below the expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or such three-year period expires. For the period December 29, 1998 to December 31, 1998 and for the period January 1, 1999 to December 31, 1999, the Advisor waived/reimbursed expenses of $287 and $141,582, respectively, which are subject to potential repayment by the Fund, expiring at December 31, 2001 and December 31, 2002, respectively.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Fund.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Investment Transactions

     During the period from January 1, 1999 through December 31, 1999, the cost of purchases and proceeds from sales of securities, other than short-term obligations, were $22,471,146 and $4,363,570, respectively.

     At December 31,1999, the gross unrealized appreciation and depreciation on securities for tax purposes were as follows:

     Appreciation                                     $     9,100
     Depreciation                                        (520,346)
                                                      -----------
     Net Unrealized Depreciation                      $  (511,246)
                                                      ===========

     At December 31, 1999, the cost of securities for Federal income tax purposes was $22,653,265.

(6)  Fund Share Transactions

     For the period from January 1, 1999 through December 31, 1999, Fund share transactions were as follows:

     Shares issued                                      3,631,050
     Reinvested dividends from net investment income       83,879
     Shares redeemed                                   (1,590,432)
                                                      -----------
     Net increase in Fund shares                        2,124,497
                                                      ===========


     For the period from December 29, 1998 through December 31, 1998, Fund share transactions were as follows:

     Shares issued                                        121,945
     Reinvested dividends from net investment income           39
     Shares redeemed                                         (592)
                                                      -----------
     Net increase in Fund shares                          121,392
                                                      ===========

                     END OF NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)

In early 2000, shareholders received information regarding all distributions paid to them by the Fund during calendar year 1999. No long-term capital gain distributions were designated.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Heartland Group, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Taxable Short Duration Municipal Fund (one of the eight portfolios constituting Heartland Group, Inc., and hereafter referred to as the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Milwaukee, Wisconsin                           PricewaterhouseCoopers LLP
February 7, 2000